UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2008 (March 28, 2008)

INLAND AMERICAN REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-51609 (Commission File Number)	34-2019608 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On April 4, 2008, Inland American Real Estate Trust, Inc. filed a Current Report on Form 8-K regarding the completion of the purchase of a portfolio of 215 properties, including 211 single tenant retail banking facilities and four office buildings, collectively known as the “SunTrust Bank Portfolio II.”  This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required.

Item 9.01.  Financial Statements and Exhibits

(a)

Financial statements of businesses acquired

SunTrust Banks, Inc.	Page

Summary Financial Information for SunTrust Banks, Inc., which is subject to net lease, as of December 31, 2007, 2006 and 2005	F-1

Summary Financial Information for SunTrust Banks, Inc., which is subject to net lease, as of September 30, 2007 and 2006	F-2

(b)

Pro forma financial information

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            INLAND AMERICAN REAL ESTATE TRUST, INC.

By:	/s/ Jack Potts
Name:	Jack Potts
Title:	Principal Accounting Officer

Date:  April 29, 2008

2

SunTrust Banks, Inc.

We purchased fee simple interests in two portfolios of properties known as the SunTrust Bank Portfolio I consisting of 210 single tenant retail banking facilities and eight office buildings and the SunTrust Bank Portfolio II consisting of 215 single tenant retail banking facilities.  The properties’ only tenant is an affiliate of SunTrust Banks, Inc. (“STI”), which is subject to net leases in which all the non-financial operating and holding costs of the properties are transferred to the tenant.  We have provided selected financial and operating data below for STI.  STI’s full financial statements have been publicly filed with the Securities and Exchange Commission.  The selected financial and operating data (including footnotes) below has been extracted from STI’s December 31, 2007 Financial and Operational Results.

SELECTED FINANCIAL DATA
(Dollars in millions, except per share and other data)
	2007	2006	2005
Summary of Operations
Interest, fees, and dividend income	$10,035.9	$9,792.0	$7,731.3
Interest expense	5,316.4	5,131.6	3,152.3
Net interest income	4,719.5	4,660.4	4,579.0
Provision for loan losses	664.9	262.5	176.9
Net interest income after provision for loan losses	4,054.6	4,397.9	4,402.1
Non-interest income	3,428.7	3,468.4	3,155.0
Non-interest expense	5,233.8	4,879.9	4,690.7
Income before provision for income taxes	2,249.5	2,986.4	2,866.4
Provision for income taxes	615.5	869.0	879.2
Net income	1,634.0	2,117.4	1,987.2
Preferred stock dividends	30.3	7.7	-
Net income available to common shareholders	$1,603.7	$2,109.7	$1,987.2
Net interest income-FTE	$4,822.2	$4,748.4	$4,654.5
Total revenue-FTE	8,250.9	8,216.8	7,809.5

Net income per average common share
Diluted	$4.55	$5.82	$5.47
Diluted, excluding merger expense	4.55	5.82	5.64
Basic	4.59	5.87	5.53
Dividends paid per average common share	2.92	2.44	2.20
Selected Average Balances
Total assets	$177,795.5	$180,315.1	$168,088.8
Earning assets	155,204.4	158,428.7	146,639.8
Loans	120,080.6	119,645.2	108,742.0
Consumer and commercial deposits	98,020.2	97,175.3	93,355.0
Brokered and foreign deposits	21,856.4	26,490.2	17,051.5
Total shareholders’ equity	17,808.0	17,546.7	16,526.3
As of December 31
Total assets	$179,573.9	$182,161.6	$179,712.8
Earning assets	154,397.2	159,063.8	156,640.9
Loans	122,319.0	121,454.3	114,554.9
Allowance for loan and lease losses	(1,282.5)	(1,044.5)	(1,028.1)
Consumer and commercial deposits	101,870.0	99,775.9	97,572.4
Brokered and foreign deposits	15,972.6	24,245.7	24,480.8
Long-term debt	22,956.5	18,992.9	20,779.2
Total shareholders’ equity	18,052.5	17,813.6	16,887.4
Financial Ratios and Other Data
Return on average total assets	0.92	1.17	1.18

SunTrust Banks, Inc.

We purchased fee simple interests in two portfolios of properties known as the SunTrust Bank Portfolio I consisting of 210 single tenant retail banking facilities and eight office buildings and the 72 single tenant retail banking facilities in SunTrust Bank Portfolio II.  We anticipate purchasing the remaining 144 single tenant retail banking facilities in the SunTrust Bank Portfolio II in March 2008. The properties’ only tenant is an affiliate of SunTrust Banks, Inc. (“STI”), which is subject to net leases in which all the non-financial operating and holding costs of the properties are transferred to the tenant.  We have provided selected financial and operating data below for STI.  STI’s full financial statements have been publicly filed with the Securities and Exchange Commission.  The selected financial and operating data (including footnotes) below has been extracted from STI’s September 30, 2007 and 2006 Financial and Operational Results.

SELECTED FINANCIAL DATA
(Dollars in millions, except per share and other data)
	September 2007	September 2006
Summary of Operations
Interest, fees, and dividend income	$7,587.2	$7,227.3
Interest expense	4,035.2	3,728.1
Net interest income	3,552.0	3,499.2
Provision for loan losses	308.1	146.7
Net interest income after provision for loan losses	3,243.9	3,352.5
Non-interest income	2,852.7	2,585.8
Non-interest expense	3,778.4	3,646.1
Income before provision for income taxes	2,318.2	2,292.2
Provision for income taxes	695.3	681.1
Net income	1,622.9	1,611.1
Preferred stock dividends	22.4	-
Net income available to common shareholders	$1,600.5	$1,611.1
Net interest income-FTE	$3,627.5	$3,563.3
Total revenue-FTE	6,480.2	6,149.1

Net income per average common share
Diluted	$4.52	$4.42
Diluted, excluding merger expense	4.11	4.42
Basic	4.57	4.46
Dividends paid per average common share	2.19	1.83
Selected Average Balances
Total assets	$178,693.6	$179,631.7
Earning assets	156,438.9	157,860.4
Loans	119,738.9	119,066.0
Consumer and commercial deposits	97,471.4	96,711.0
Brokered and foreign deposits	23,925.4	26,613.6
Total shareholders’ equity	17,732.3	17,341.6
As of September 30,
Total assets	$175,857.2	$182,161.6
Loans	120,748.4	121,454.3
Allowance for loan and lease losses	(1,093.7)	(1,044.5)
Consumer and commercial deposits	98,834.1	99,775.9
Brokered and foreign deposits	17,025.7	24,245.7
Long-term debt	22,661.4	18,992.9
Total shareholders’ equity	17,907.2	17,813.6
Financial Ratios and Other Data
Return on average total assets	1.21	1.20%

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

Inland American Real Estate Trust, Inc.:

We have audited the accompanying consolidated balance sheets of Inland American Real Estate Trust, Inc. and subsidiaries as of December 31, 2007 and 2006, and the related consolidated statements of operations and other comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2007. In connection with our audits of the consolidated financial statements, we also have audited the financial statement schedule III. These consolidated financial statements and financial statement schedule are the responsibility of the management of Inland American Real Estate Trust, Inc.  Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Inland American Real Estate Trust, Inc. and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.  Also, in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

/s/ KPMG LLP

Chicago, Illinois

March 29, 2008

INLAND AMERICAN REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Consolidated Balance Sheets

(Dollar amounts in thousands)

Assets

	December 31, 2007	December 31, 2006
Assets:
Investment properties:
Land	$1,162,281	$332,113
Building and other improvements	5,004,809	1,913,794
Construction in progress	204,218	-

	6,371,308	2,245,907
Less accumulated depreciation	(160,046)	(38,983)

Net investment properties	6,211,262	2,206,924

Cash and cash equivalents (including cash held by management company of $27,106 and $4,118 as of December 31, 2007 and December 31, 2006, respectively)	409,360	302,492
Restricted cash (Note 2)	17,696	41,387
Restricted escrow (Note 2)	24,465	22,415
Investment in marketable securities (Note 5)	248,065	143,444
Investment in unconsolidated entities (Note 1)	482,876	15,683
Accounts and rents receivable (net of allowance of $1,069 and $605 as of December 31, 2007 and December 31, 2006, respectively)	47,527	14,294
Notes receivable (Note 4)	281,221	53,152
Due from related parties (Note 3)	1,026	88
Acquired in-place lease intangibles (net of accumulated amortization of $63,566 and $13,727 as of December 31, 2007 and December 31, 2006, respectively)	339,433	205,853
Acquired above market lease intangibles (net of accumulated amortization of $2,930 and $583 as of December 31, 2007 and December 31, 2006, respectively)	12,673	8,333
Loan fees and leasing commissions (net of accumulated amortization of $2,631 and $559 as of December 31, 2007 and December 31, 2006, respectively)	32,941	16,109
Deferred tax asset (Note 9)	3,552	-
Other assets	99,661	9,863

Total assets	$8,211,758	$3,040,037

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Balance Sheets
(continued)

(Dollar amounts in thousands)

Liabilities and Stockholders' Equity

	December 31, 2007	December 31, 2006
Liabilities:
Mortgages, notes and margins payable (Note 8)	$3,028,647	$1,107,113
Accounts payable	52,509	3,109
Accrued offering costs to related parties	3,856	3,557
Accrued offering costs to non-related parties	1,225	1,832
Accrued interest payable	3,019	941
Tenant improvement payable	1,683	2,667
Accrued real estate taxes	24,636	9,035
Distributions payable	28,008	8,099
Security deposits	3,032	1,587
Prepaid rental and recovery income and other liabilities	40,020	15,925
Acquired below market lease intangibles (net of accumulated amortization of $3,669 and $1,011 as of December 31, 2007 and December 31, 2006, respectively)	40,556	21,000
Restricted cash liability (Note 2)	17,696	41,387
Other financings (Note 1)	61,665	47,762
Due to related parties (Note 3)	1,690	2,390
Deferred income tax liability (Note 9)	1,506	1,393

Total liabilities	3,309,748	1,267,797

Minority interest (Note 1)	287,915	288,299

Stockholders' equity:
Preferred stock, $.001 par value, 40,000,000 shares authorized, none outstanding	-	-
Common stock, $.001 par value, 1,460,000,000 shares authorized, 548,168,989 and 168,620,150 shares issued and outstanding as of December 31, 2007 and December 31, 2006, respectively	548	169
Additional paid in capital (net of offering costs of $557,122 and $178,012 as of December 31, 2007 and December 31, 2006, of which $530,522 and $159,357 was paid or accrued to affiliates as of December 31, 2007 and December 31, 2006, respectively)	4,905,710	1,504,503
Accumulated distributions in excess of net income (loss)	(227,885)	(41,201)
Accumulated other comprehensive income (loss)	(64,278)	20,470

Total stockholders' equity	4,614,095	1,483,941

Commitments and contingencies (Note 12)

Total liabilities and stockholders' equity	$8,211,758	3,040,037

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Statements of Operations and Other Comprehensive Income
(Dollar amounts in thousands, except per share amounts)

	Year ended	Year ended	Year ended
	December 31, 2007	December 31, 2006	December 31, 2005

Income:
Rental income	$280,736	$98,419	$6,152
Tenant recovery income	55,192	21,547	509
Other property income	16,416	3,236	7
Lodging income	126,392	-	-

Total income	478,736	123,202	6,668

Expenses:
General and administrative expenses to related parties	6,412	4,318	339
General and administrative expenses to non-related parties	13,054	3,295	927
Property and lodging operating expenses to related parties	14,328	4,850	359
Property operating expenses to non- related parties	45,350	16,101	267
Lodging operating expenses	75,412	-	-
Real estate taxes	39,665	11,840	361
Depreciation and amortization	174,163	49,681	3,459
Business manager management fee	9,000	2,400	-

Total expenses	377,384	92,485	5,712

Operating income	$101,352	$30,717	$956

Interest and dividend income	84,288	22,164	1,663
Other income (loss)	(2,145)	(28)	(235)
Interest expense	(108,060)	(31,553)	(1,412)
Equity in earnings (loss) of unconsolidated entities	4,477	1,903	(7)
Impairment of investment in unconsolidated entities	(10,084)	-	-
Realized gain (loss) on investment securities, net	(2,466)	4,096	-

Income before income taxes and minority interest	$67,362	$27,299	$965

Income tax benefit (expense) (Note 9)	(2,093)	(1,393)	-
Minority interest	(9,347)	(24,010)	(2,422)

Net income (loss) applicable to common shares	$55,922	$1,896	$(1,457)

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Statements of Operations and Other Comprehensive Income
(Dollar amounts in thousands, except per share amounts)

	Year ended	Year ended	Year ended
	December 31, 2007	December 31,2006	December 31, 2005

Other comprehensive income (loss):
Unrealized gain (loss) on investment securities	(75,123)	20,425	182
Reversal of unrealized (gain) loss to realized gain (loss) on investment securities	(9,625)	(137)	-

Comprehensive income (loss)	$(28,826)	$22,184	$(1,275)
Net income (loss) available to common shareholders per common share, basic and diluted	$.14	$.03	$(1.65)
Weighted average number of common shares outstanding, basic and diluted	396,752,280	68,374,630	884,058

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Statements of Stockholders' Equity

(continued)

(Dollar amounts in thousands)

For the years ended December 31, 2007, 2006 and 2005

	Number of Shares	Common Stock	Additional Paid-in Capital	Accumulated Distributions in excess of Net Income (Loss)	Accumulated Other Comprehensive Income	Total

Balance at December 31, 2004	20,000	-	200	(24)	-	176

Net loss applicable to common shares	-	-	-	(1,457)	-	(1,457)
Unrealized gain on investment securities	-	-	-		182	182

Distributions declared				(438)	-	(438)
Proceeds from offering	9,846,224	10	98,332	-	-	98,342
Offering costs	-	-	(13,147)	-	-	(13,147)
Proceeds from distribution reinvestment program	7,610	-	72	-	-	72
Contribution from sponsor advances	-	-	800	-	-	800
Issuance of stock options and discounts on shares issued to affiliates	-	-	153	-	-	153

Balance at December 31, 2005	9,873,834	10	86,410	(1,919)	182	84,683

Net income applicable to common shares	-	-	-	1,896	-	1,896
Unrealized gain on investment securities	-	-	-		20,425	20,425
Reversal of unrealized (gain) loss to realized gain (loss) on investment securities	-	-	-	-	(137)	(137)
Distributions declared	-	-	-	(41,178)		(41,178)
Proceeds from offering	156,569,365	157	1,562,073	-	-	1,562,230
Offering costs	-		(164,865)	-	-	(164,865)
Proceeds from distribution reinvestment program	2,202,357	2	20,920	-	-	20,922
Shares repurchased	(25,406)	-	(235)	-	-	(235)
Issuance of stock options and discounts on shares issued to affiliates	-	-	200	-	-	200

Balance at December 31, 2006	168,620,150	169	1,504,503	(41,201)	20,470	1,483,941

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Statements of Stockholders' Equity

(continued)

(Dollar amounts in thousands)

For the years ended December 31, 2007, 2006 and 2005

	Number of Shares	Common Stock	Additional Paid-in Capital	Accumulated Distributions in excess of Net Income (Loss)	Accumulated Other Comprehensive Income (Loss)	Total

Balance at December 31, 2006	168,620,150	169	1,504,503	(41,201)	20,470	1,483,941

Net income applicable to common shares	-	-	-	55,922	-	55,922
Unrealized loss on investment securities	-	-	-	-	(75,123)	(75,123)
Reversal of unrealized (gain) loss to realized gain (loss) on investment securities	-	-	-	-	(9,625)	(9,625)
Distributions declared	-	-	-	(242,606)	-	(242,606)
Proceeds from offering	366,968,611	364	3,659,182	-	-	3,659,546
Offering costs	-	-	(379,110)	-	-	(379,110)
Proceeds from distribution reinvestment program	13,869,258	16	131,748	-	-	131,764
Shares repurchased	(1,289,030)	(1)	(11,924)	-	-	(11,925)
Issuance of stock options and discounts on shares issued to affiliates	-	-	1,311	-	-	1,311

Balance at December 31, 2007	548,168,989	548	4,905,710	(227,885)	(64,278)	4,614,095

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Statements of Cash Flows

(Dollar amounts in thousands)

	Year ended	Year ended	Year ended
	December 31, 2007	December 31, 2006	December 31, 2005
Cash flows from operations:
Net income (loss) applicable to common shares	$55,922	$1,896	$(1,457)
Adjustments to reconcile net income (loss) applicable to common shares to net cash provided by operating activities:
Depreciation	121,063	36,231	2,752
Amortization	53,100	13,029	707
Amortization of loan fees	5,305	546	-
Amortization on acquired above market leases	2,558	574	9
Amortization on acquired below market leases	(2,714)	(977)	(34)
Amortization of mortgage discount	1,356	294	-
Straight-line rental income	(12,764)	(4,588)	(250)
Straight-line rental expense	75	66	3
Other expense (income)	80	435	237
Minority interests	9,347	24,010	2,422
Equity in loss (earnings) of unconsolidated entities	(4,477)	(778)	84
Distributions from unconsolidated entities	7,529	-	-
Impairment of investment in unconsolidated entities	10,084	-	-
Discount on shares issued to affiliates	1,311	200	153
Realized gain on investments in securities	(19,280)	(4,096)	-
Impairment of investments in securities	21,746	-	-
Changes in assets and liabilities:
Accounts and rents receivable	(17,641)	(8,606)	(762)
Accounts payable	35,673	1,663	1,371
Other assets	(6,840)	(3,518)	(310)
Accrued real estate taxes	(3,484)	6,905	(341)
Accrued interest payable	1,011	79	862
Prepaid rental and recovery income	7,991	(2,652)	4,649
Due to related parties	-	-	649
Other liabilities	(206)	3,759	751
Deferred income tax asset	(3,552)	-	-
Deferred income tax liability	113	1,393	-
Security deposits	114	18	3

Net cash flows provided by operating activities	263,420	65,883	11,498

Cash flows from investing activities:
Purchase of Winston Hotels	(532,022)	-	-
Purchase of Apple Five	(617,175)	-	-
Purchase of investment securities	(266,950)	(131,470)	(24,350)
Sale of investment securities	75,115	36,941	-
Restricted escrows	2,453	12,341	(30,708)
Rental income under master leases	576	245	6
Acquired in-place lease intangibles	(186,112)	(173,261)	(46,319)
Tenant improvement payable	(2,196)	(2,754)	789
Purchase of investment properties	(2,448,648)	(1,235,594)	(707,993)
Acquired above market leases	(6,898)	(8,663)	(252)
Acquired below market leases	22,270	18,918	3,093
Investment in development projects	(196,628)	-	-
Investment in unconsolidated entities	(448,727)	(11,224)	(3,764)

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Statements of Cash Flows

(continued)

(Dollar amounts in thousands)

	Year ended	Year ended	Year ended
	December 31, 2007	December 31, 2006	December 31, 2005

Payment of leasing fees	(3,262)	(91)	-
Funding of notes receivable	(230,243)	(53,152)	-
Payoff of notes receivable	19,326	-	-
Other assets	(54,283)	(4,250)	(1,227)

Net cash flows used in investing activities	(4,873,404)	(1,552,014)	(810,725)

Cash flows from financing activities:
Proceeds from offering	3,659,546	1,562,233	98,341
Proceeds from the dividend reinvestment program	131,764	20,919	72
Shares repurchased	(11,925)	(235)	-
Payment of offering costs	(379,418)	(160,089)	(12,707)
Proceeds from mortgage debt and notes payable	1,566,482	604,566	213,557
Payoffs of mortgage debt	(20,194)	-	-
Principal payments of mortgage debt	(929)	(794)	-
Proceeds from margin securities debt	25,529	33,833	14,097
Payment of loan fees and deposits	(18,618)	(13,033)	(3,543)
Distributions paid	(222,697)	(33,394)	(123)
Distributions paid – MB REIT	(11,050)	(29,658)	(2,077)
Due from related parties	(938)	363	2,592
Due to related parties	(700)	(6,258)	4,955
Proceeds of issuance of preferred shares and common shares – MB REIT	-	40,125	517,483
Redemption of preferred shares - MB REIT	-	(264,003)	-
Sponsor advances	-	(3,081)	2,709
Contributions from sponsor	-	-	800

Net cash flows provided by financing activities	4,716,852	1,751,494	836,156

Net increase in cash and cash equivalents	106,868	265,363	36,929
Cash and cash equivalents, at beginning of period	302,492	37,129	200

Cash and cash equivalents, at end of period	$409,360	$302,492	$37,129

Supplemental disclosure of cash flow information:

Purchase of investment properties	$(2,618,676)	$(1,535,826)	(710,512)
Tenant improvement liabilities assumed at acquisition	1,212	4,632	(89)
Real estate tax liabilities assumed at acquisition	13,069	529	1,942
Security deposit liabilities assumed at acquisition	1,331	900	666
Assumption of mortgage debt at acquisition	137,210	245,375	-

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Statements of Cash Flows

(continued)

(Dollar amounts in thousands)

	Year ended	Year ended	Year ended
	December 31, 2007	December 31, 2006	December 31, 2005

Mortgage discount recorded at acquisition	2,128	(3,814)	-
Asset retirement obligation liability recorded at acquisition	-	8,919	-
Assumption of lender held escrows at acquisition	1,175	(4,047)	-
Other assets recorded at acquisition	-	(24)	-
Other financings	13,903	47,762	-

	(2,448,648)	(1,235,594)	(707,993)

Purchase of Winston Hotels	(843,137)	-	-
Assumption of mortgage debt at acquisition	209,952	-	-
Assumption of minority interest at acquisition	1,320	-	-
Cash assumed at acquisition	65,978	-	-
Net liabilities assumed at acquisition	33,865	-	-

	(532,022)	-	-

Purchase of Apple Five	(699,345)	-	-
Cash assumed at acquisition	78,898	-	-
Net liabilities assumed at acquisition	3,272	-	-

	(617,175)	-	-

Cash paid for interest, net capitalized interest of $2,488 for 2007	$99,553	$30,462	$460

Supplemental schedule of non-cash investing and financing activities:

Distributions payable	$28,008	$8,099	$315

Accrued offering costs payable	$5,081	$5,389	$614

Write off of in-place lease intangibles, net	$2,136	$411	$-

Write off of building and other improvements	$-	$180	$-

Write off of above market lease intangibles, net	$186	$-	$-

Write off of below market lease intangibles, net	$40	$-	$-

Write off of loan fees	$39	$-	$-

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

 (1)  Organization

Inland American Real Estate Trust, Inc. (the "Company") was formed on October 4, 2004 (inception) to acquire and manage a diversified portfolio of commercial real estate, primarily retail properties and multi-family (both conventional and student housing), office, industrial and lodging properties, located in the United States and Canada.  The Business Management Agreement (the "Agreement") provides for Inland American Business Manager & Advisor, Inc. (the "Business Manager"), an affiliate of the Company's sponsor, to be the business manager to the Company.  On August 31, 2005, the Company commenced an initial public offering (the "Initial Offering") of up to 500,000,000 shares of common stock ("Shares") at $10.00 each and the issuance of 40,000,000 shares at $9.50 each which may be distributed pursuant to the Company's distribution reinvestment plan.  On August 1, 2007, the Company commenced a second public offering  (the "Second Offering") of up to 500,000,000 shares of common stock at $10.00 each and up to 40,000,000 shares at $9.50 each pursuant to the distribution reinvestment plan.

The Company is qualified and has elected to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended, for federal income tax purposes commencing with the tax year ending December 31, 2005.  Since the Company qualifies for taxation as a REIT, the Company generally will not be subject to federal income tax on taxable income that is distributed to stockholders.  A REIT is subject to a number of organizational and operational requirements, including a requirement that it currently distributes at least 90% of its REIT taxable income to stockholders (determined without regard to the deduction for dividends paid and by excluding any net capital gain).  If the Company fails to qualify as a REIT in any taxable year, the Company will be subject to federal income tax on its taxable income at regular corporate tax rates.  Even if the Company qualifies for taxation as a REIT, the Company may be subject to certain state and local taxes on its income, property, or net worth and federal income and excise taxes on its undistributed income.

The Company has elected to treat certain of its consolidated subsidiaries, and may in the future elect to treat newly formed subsidiaries, as taxable REIT subsidiaries pursuant to the Internal Revenue Code. Taxable REIT subsidiaries may participate in non-real estate related activities and/or perform non-customary services for tenants and are subject to federal and state income tax at regular corporate tax rates. The Company’s hotels are leased to certain of the Company’s taxable REIT subsidiaries. Lease revenue from these taxable REIT subsidiaries and its wholly-owned subsidiaries is eliminated in consolidation.

The accompanying Consolidated Financial Statements include the accounts of the Company, as well as all wholly owned subsidiaries and consolidated joint venture investments.  Wholly owned subsidiaries generally consist of limited liability companies (LLCs) and limited partnerships (LPs).  The effects of all significant intercompany transactions have been eliminated.

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

Consolidated entities

Minto Builders (Florida), Inc.

The Company has an ownership interest in Minto Builders (Florida), Inc. ("MB REIT").  MB REIT is not considered a VIE as defined in FASB Interpretation No. 46R (Revised 2003): “Consolidation of Variable Interest Entities - An Interpretation of ARB No. 51” (“FIN 46(R)”), however the Company has a controlling financial interest in MB REIT, has the direct ability to make major decisions for MB REIT through its voting interests, and holds key management positions in MB REIT.  Therefore this entity is consolidated by the Company and the outside ownership interests are reflected as minority interests in the accompanying Consolidated Financial Statements.

A put/call agreement that was entered into by the Company and MB REIT as a part of the MB REIT transaction on October 11, 2005 grants Minto (Delaware), LLC, referred to herein as MD, certain rights to sell its shares of MB REIT stock back to MB REIT.  The agreement is considered a free standing financial instrument and is accounted for pursuant to Statement of Financial Accounting Standard No. 150 “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" ("Statement 150") and Statement of Financial Accounting Standards No. 133 “Accounting for Derivative Financial Instruments and Hedging Activities” (“Statement 133”).  Derivatives, whether designated in hedging relationships or not, are recorded on the balance sheet at fair value.  If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and of the hedged item attributable to the hedged risk are recognized in earnings.  This derivative was not designated as a hedge.

Utley Residential Company L.P.

On May 18, 2007, the Company's wholly-owned subsidiary, Inland American Communities Group, Inc. (“Communities”), purchased the assets of Utley related to the development of conventional and student housing for approximately $23,100, including rights to its existing development projects.  The company paid $13,100 at closing with $10,000 of the purchase price to be paid upon the presentation of future development projects.

Village at Stonebriar LLC

On July 9, 2007, the Company, through a wholly owned subsidiary, entered into an agreement with third parties (together referred to herein as the “Class A Members”) to form a joint venture to be known as the Village at Stonebriar LLC (“Stonebriar”).  Stonebriar acquired two tracts of land located in Plano, Texas, and intends to develop and construct a commercial retail shopping center on that land in three phases.  The total cost of acquiring and developing the land is expected to be approximately $55,000 for the first two phases of the project, and approximately $66,000 for the third phase of the project.  As of December 31, 2007, the Company had contributed $20,000 to Stonebriar.  The Company may be required to contribute an additional $11,300 to the Stonebriar if the Class A Members determine that an additional contribution is necessary to complete the project.  The Class A Members have contributed their rights, title and interest related to this development project.

The Company's capital contribution will entitle it to a preferred distribution equal to 12% per annum.  After the Company has received its preferred distribution and each member has been repaid in connection with any loans that it made to the venture, each of the Class A Members will receive 50% of the remaining net cash from the venture’s operations.  Stonebriar is considered a VIE as defined in FIN 46R, and the Company is considered the primary beneficiary of Stonebriar.  Therefore, this entity is consolidated by the Company and the outside interests are reflected as minority interests in the accompanying Consolidated Financial Statements.

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

Stone Creek Crossing, L.P.

On September 24, 2007, the Company, through a wholly owned subsidiary, entered into an agreement with Direct Retail, L.L.C. (referred to herein as “Direct Retail”) to form “Stone Creek Crossing GP, L.L.C.,” referred to herein as the “general partner.”  Also on September 24, 2007, the general partner, the Company’s subsidiary and S&D Investments 06-4, J.V., an unaffiliated third party (referred to herein as “S&D”), entered into an agreement to form a joint venture to be known as “Stone Creek Crossing, L.P.”  The purpose of the venture is to acquire certain land located in San Marcos, Texas and then to develop and construct a commercial real estate shopping center on that land in two phases.  The venture has a term of ten years.

The total cost of acquiring and developing the land is expected to be approximately $76,100 for both phases of the project. On October 1, 2007, the Company contributed $25,762, or 100% of the capital, to the venture.  The venture is required to pay the Company a 11% cumulative return on our capital contribution until the aggregate capital contribution has been reduced to zero; and thereafter, to S&D. The general partner will manage the business of the venture, and all of the individual management duties have been specifically delegated to Direct Retail, except for major decisions.  Stone Creek is considered a VIE as defined in FIN 46R, and the Company is considered the primary beneficiary of Stone Creek.  Therefore, this entity is consolidated by the Company and the outside interests are reflected as minority interests in the accompanying Consolidated Financial Statements.

Other

The Company has ownership interests of 67% to 80% in LLCs which own eleven shopping centers.  These entities are considered VIEs as defined in FIN 46(R), and the Company is considered the primary beneficiary of each LLC.  Therefore, these entities are consolidated by the Company.  The LLC agreements contain a put/call provision which grants the right to the outside owners and the Company to require the LLCs to redeem the ownership interests of the outside owners during future periods. These put/call agreements are embedded in the LLC agreement and are accounted for in accordance with EITF 00-04 "Majority Owner's Accounting for a Transaction in the Shares of a Consolidated Subsidiary and a Derivative Indexed to the Minority Interest in that Subsidiary."  Because the outside ownership interests are subject to a put/call arrangement requiring settlement for a fixed amount, the LLCs are treated as 100% owned subsidiaries by the Company with the amount due the outside owners reflected as a financing and included within other financings in the accompanying Consolidated Financial Statements.  Interest expense is recorded on these liabilities in an amount generally equal to the preferred return due to the outside owners as provided in the LLC agreements.

Unconsolidated entities

The entities listed below are owned by us and other unaffiliated parties in joint ventures. Net income, cash flow from operations and capital transactions for these properties are allocated to us and our joint venture partners in accordance with the respective partnership agreements. Except for our Insurance Captive and L-Street, these joint ventures are not considered Variable Interest Entities as defined in FIN 46(R), however, the Company does have significant influence over, but does not control the ventures.  The Company's partners manage the day-to-day operations of the properties and holds key management positions.  Therefore, these entities are not consolidated by the Company and the equity method of accounting is used to account for these investments. Under the equity method of accounting, the net equity investment of the Company and the Company's share of net income or loss from the unconsolidated entity are reflected on the consolidated balance sheets and the consolidated statements of operations.

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

Joint Venture	Description	Ownership %	Investment at December 31, 2007	Investment at December 31, 2006
Net Lease Strategic Asset Fund L.P. (a)	Diversified portfolio of net lease assets	85%	$ 122,430	$ -

Cobalt Industrial REIT II (b)	Industrial portfolio	24%	51,215	-

Lauth Investment Properties, LLC (c)	Diversified real estate fund	(c)	160,375	-

D.R. Stephens Institutional Fund, LLC (d)	Industrial and R&D assets	90%	57,974	-

New Stanley Associates, LLP (e)	Lodging facility	60%	9,621	-

Chapel Hill Hotel Associates, LLC (e)	Courtyard by Marriott lodging facility	49%	10,394	-

Marsh Landing Hotel Associates, LLC (e)	Hampton Inn lodging facility	49%	4,802	-

Jacksonville Hotel Associates, LLC (e)	Courtyard by Marriott lodging facility	48%	2,464	-

Inland CCC Homewood Hotel LLC (f)	Lodging development	83%	1,846	-

Feldman Mall Properties, Inc. (g)	Publicly traded shopping center REIT	(g)	53,964	15,482

Oak Property & Casualty LLC (h)	Insurance Captive	22%	885	201

L-Street Marketplace, LLC (i)	Retail center development	20%	6,906	-

			$ 482,876	$ 15,683

(a)

On December 20, 2007, Net Lease Strategic Assets Fund L.P. acquired thirty primarily single-tenant net leased assets from Lexington Realty Trust and its subsidiaries for an aggregate purchase price of approximately $408,500, including assumption of debt.  We contributed approximately $121,900 to the venture for the purchase of these properties.   The thirty properties contain, in the aggregate, more than 3,500 net rentable square feet and are located in twenty-three states.  Our investment is entitled to a  9% preferred dividend.  See Subsequent Events footnote for additional disclosures.

(b)

On June 29, 2007, the Company entered into the venture to invest up to $149,000 in shares of common beneficial interest. The Company's investment gives it the right to a preferred dividend equal to 9% per annum.

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

(c)

On June 8, 2007, the Company entered into the venture for the purpose of funding the development and ownership of real estate projects in the office, distribution, retail, healthcare and mixed-use markets.  Under the joint venture agreement, the Company will invest up to $253,000 in exchange for the Class A Participating Preferred Interests for a 9.5% preferred dividend.  The Company owns 5% of the common stock and 100% of the preferred.

(d)

On April 27, 2007, the Company entered into the venture to acquire and redevelop or reposition industrial and research and development oriented properties located initially in the San Francisco Bay and Silicon Valley areas.  Under the joint venture agreement the Company will invest approximately $90,000 and is entitled to a preferred to 8.5% per annum.

(e)

Through the acquisition of Winston on July 1, 2007, the Company acquired joint venture interests in four hotels.

(f)

On September 20, 2007, the Company entered into a venture agreement for the purpose of developing a 111 room hotel in Homewood, Alabama.  As of December, 31, 2007, Homewood Hotel has acquired a land parcel for future development of the hotel.

(g)

The Company current owns 1,283,500 common shares of Feldman Mall Properties, Inc. (“Feldman”) which represent 9.85% of the total outstanding shares at September 30, 2007.  The Company's common stock investment was valued at $4,787 at December 31, 2007 based on the ending stock price of $3.73 per share.  The Company has purchased 2,000,000 shares of series A preferred stock of Feldman Mall Properties, Inc. at a price of $25.00 per share, for a total investment of $50,000.  The series A preferred stock has no stated maturity and has a liquidation preference of $25.00 per share (the "Liquidation Preference").  Distributions will accumulate at 6.85% of the Liquidation Preference, payable at Feldman’s regular distribution payment dates.  The Company may convert its shares of series A preferred stock, in whole or in part, into Feldman’s common stock after September 30, 2009, at an initial conversion ratio of 1:1.77305 (the "Conversion Rate" representing an effective conversion price of $14.10 per share of Feldman’s common stock).  Furthermore, the series A preferred stock grants the Company two seats on the Board of Directors of Feldman. This investment is recorded in investment in unconsolidated entities on the Consolidated Balance Sheet and the preferred return is recorded in equity in earnings of unconsolidated entities on the Consolidated Statement of Operations.

Because the Company has the ability to significantly influence Feldman through a seat on the Board of Directors of Feldman, the Company’s investment in common stock of Feldman is retrospectively accounted for under the equity method of accounting. Such investment in common stock was previously accounted for as an investment in marketable securities. As a result of the retrospective application of the equity method to the investment in Feldman common shares, certain amounts as of December 31, 2006 were adjusted as follows: investment in marketable securities was decreased by $15,989, investment in unconsolidated entities was increased by $15,482, total assets decreased by $507, accumulated distributions in excess of net income (loss) was increased by $681, accumulated other comprehensive income was decreased by $1,188 and total stockholders’ equity decreased by $507. The 2006 amounts for the statement of operations and other comprehensive income were adjusted as follows: for the year ended December 31, 2006, interest and dividend income were decreased by $1,125 and the equity in earnings of unconsolidated entities was increased by $1,890, unrealized gain (loss) on investment securities was decreased by $870, and net income (loss) applicable to common shares decreased by $105.  The 2005 amounts for the statement of operations and other comprehensive income were adjusted as follows: for the year ended December 31, 2005, interest and dividend income were decreased by $77 and the equity in earnings of unconsolidated entities was decreased by $7, unrealized gain (loss) on investment securities was decreased by $318, and net income (loss) applicable to common shares decreased by $84.

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

Under Accounting Principles Board (APB) Opinion No. 18 (“The Equity Method of Accounting for Investments in Common Stock”), the Company evaluates its equity method investments for impairment indicators.  The valuation analysis considers the investment positions in relation to the underlying business and activities of the Company's investment.  Based on recent net losses and declines in the common stock price of Feldman, the Company has recognized a $10,084 impairment loss on its investment in unconsolidated entities.

(h)

The Company is a member of a limited liability company formed as an insurance association captive (the "Insurance Captive"), which is owned in equal proportions by the Company and two other related REITs sponsored by the Company's sponsor, Inland Real Estate Corporation and Inland Western Retail Real Estate Trust, Inc. and serviced by an affiliate of the Business Manager, Inland Risk and Insurance Management Services Inc.  The Insurance Captive was formed to initially insure/reimburse the members' deductible obligations for the first $100 of property insurance and $100 of general liability insurance.  The Company entered into the Insurance Captive to stabilize its insurance costs, manage its exposures and recoup expenses through the functions of the captive program.  This entity is considered to be a VIE as defined in FIN 46(R) and the Company is not considered the primary beneficiary.  This investment is accounted for utilizing the equity method of accounting.

(i)

On October 16, 2007, the Company entered into a venture agreement to develop a retail center, known as the L Street Marketplace. The total cost of developing the land is expected to be approximately $55,800. As of December 31, 2007, we had contributed $7,000 to the venture. Operating proceeds will be distributed 80% to 120-L and 20% to us. We also will be entitled to receive a preferred return equal to 9.0% of our capital contribution.  This entity is considered to be a VIE as defined in FIN 46( R) and the Company is not considered a primary beneficiary.

Combined Financial Information

The Company's carrying value of its Investment in Unconsolidated Joint Ventures differs from its share of the partnership or members equity reported in the combined balance sheet of the Unconsolidated Joint Ventures due to the Company's cost of its investment in excess of the historical net book values of the Unconsolidated Joint Ventures. The Company's additional basis allocated to depreciable assets is recognized on a straight-line basis over 30 years.

	December 31,
	2007	2006
	(Dollars in thousands)	(Dollars in thousands)
Balance Sheets:
Assets:
Real estate, net of accumulated depreciation	1,438,615	318,440
Other assets	455,879	100,947

Total Assets	1,894,494	419,387

Liabilities and Partners' and Shareholders Equity:

Mortgage debt	929,232	240,831
Other liabilities	109,147	63,998
Partners' and shareholders' equity	856,115	114,558

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

Total Liabilities and Partners' and Shareholders' Equity	1,894,494	419,387

Our share of historical partners' and shareholders' equity	475,183	11,022
Net excess of cost of investments over the net book value of underlying net assets (net of accumulated depreciation of $394 and $0, respectively)	7,693	4,661

Carrying value of investments in unconsolidated joint ventures	482,876	15,683

Statements of Operations:
Revenues	115,518	65,605

Expenses:
Interest expense and loan cost amortization	31,137	16,435
Depreciation and amortization	31,684	17,394
Operating expenses, ground rent and general and administrative expenses	63,657	40,729

Total expenses	126,478	74,558

Net income before gain on sale of Real estate	(10,960)	(8,953)
Gain on sale of real estate	15,866	29,397

Net income	4,906	20,444

Our share of:
Net income, net of excess basis depreciation of $394 and $0	4,477	1,903
Depreciation and amortization (real estate related)	6,538	1,697

Significant Acquisitions

Apple Acquisition

On October 5, 2007, the Company consummated the merger among its wholly-owned subsidiary, Inland American Orchard Hotels, Inc. ("Acquisition Sub"), and Apple Hospitality Five, Inc., referred to herein as "Apple." Apple, was a public, non-listed real estate investment trust headquartered in Richmond, Virginia, who owned upscale, extended-stay and select-service lodging properties and other limited-service lodging properties.  At the time of the merger Apple owned twenty-seven hotels, including eleven Residence Inn by Marriott hotels, nine Courtyard by Marriott hotels, one SpringHill Suites by Marriott hotel, four Homewood Suites by Hilton hotels and two Hilton Garden Inn hotels. The hotels are located in fourteen states and, in aggregate, consist of 3,439 rooms.

Pursuant to the merger agreement, Apple merged with and into Acquisition Sub, with Acquisition Sub continuing as the surviving entity of the merger, and each share of common stock of Acquisition Sub was converted into one share of common stock of the surviving entity of the merger.  Additionally, each issued and outstanding unit of Apple, equal to a share of Apple’s common stock and a share of Series A preferred stock (together, a “Unit”), and share of Apple Series B convertible preferred stock, on an as-converted basis, other than any dissenting shares, was converted into, and cancelled in exchange for $14.05 in cash.  Each option to purchase the Units was converted into, and cancelled in exchange for, a cash payment equal to the product of: (1) number of Units subject to the option and (2) the difference between $14.05 and the exercise price set forth in the option.  The total merger consideration was approximately $678,000.

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

The transaction values Apple at approximately $699,345 which includes (i) the purchase of 100% of the outstanding shares of common stock, Units and options for $14.05 per share or $677,599, (ii) an acquisition fee to the Business Manager of $16,940, of which $2,000 was paid in company stock, (iii) professional fees and other transactional costs of $1,534, and (iv) the assumption of $3,272 of accounts payable and accrued liabilities.

The following condensed pro forma financial information is presented as if the acquisition of Apple had been consummated as of January 1, 2006, for the pro forma year ended December 31, 2006 and January 1, 2007 for the pro  forma year ended December 31, 2007. The following condensed pro forma financial information is not necessarily indicative of what actual results of operations of the Company would have been assuming the acquisitions had been consummated at the beginning of January 1, 2006, for the pro forma year ended December 31, 2006 and January 1, 2007 for the proforma year ended December 31, 2007, nor does it purport to represent the results of operations for future periods.

	Proforma	Proforma
	Year ended	Year ended
	December 31,	December 31,
	2007	2006

Total income	$568,060	$233,741

Net income (loss)	$52,090	$(5,841)

Net income (loss) available to common shareholders per common share	$.13	$(.09)

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition:

Investment properties	$607,907
Cash	78,898
Other assets	12,540

Total assets acquired	$699,345

Other liabilities	3,272

Net assets acquired	$696,073

Winston Acquisition

On July 1, 2007, the Company completed a merger with Winston Hotels, Inc., referred to herein as “Winston,” in which the Company purchased 100% of the outstanding shares of common stock and Series B preferred stock of Winston.  The transaction values Winston at approximately $841,817, which includes (i) the purchase of 100% of the outstanding shares of common stock of Winston  for $15.00 per share or $441,200, (ii) the purchase of the Series B preferred stock of Winston at $25.38 per share in cash, plus the accrued and unpaid dividends for $95,200, (iii) the purchase of 100 units of partnership interest in WINN Limited Partnership, the operating partnership of Winston for $19,500, (iv) an acquisition fee to the Business Manager of $19,793, of which $4,500 was paid in stock, (v) an $20,000 merger termination fee and reimbursement of expenses to Och-Ziff (vi) professional fees and other transactional costs of $2,307, (vii) the assumption

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

of $209,952 of Winston’s outstanding debt and (viii) the assumption of $33,865 of accounts payable and accrued liabilities.

The following condensed pro forma financial information is presented as if the acquisition of Winston had been consummated and leased as of January 1, 2006, for the pro forma year ended December 31, 2006 and January 1, 2007 for the pro forma year ended December 31, 2007.  The following condensed pro forma financial information is not necessarily indicative of what actual results of operations of the Company would have been assuming the acquisitions had been consummated at the beginning of January 1, 2006, for the pro forma year ended December 31, 2006 and January 1, 2007 for the pro forma year ended December 31, 2007, nor does it purport to represent the results of operations for future periods.

	Proforma	Proforma
	Year ended	Year ended
	December 31,	December 31,
	2007 (1)	2006
Total income	$574,158	$289,085

Net income (loss) (1)	$49,407	$10,022

Net income (loss) available to common shareholders per common share	$.12	$.15

(1)

The proforma net income for the year ended December 31, 2007 includes certain historical Winston expenses related to non-recurring expenses of $3,882 for an extinguishment of debt, $5,322 for a loss on sale of note receivable and $10,793 of merger-related general and administrative expenses, which result in an effect of approximately $(.05) per share.  The proforma net income for the year ended December 31, 2006 includes non-recurring expenses of $3,961 for an extinguishment of debt, which results in an effect of approximately $(.06) per share.

The Company's wholly owned indirect subsidiary, Inland American Winston Hotels, Inc., is the surviving entity of this merger.  A holding company, Inland American Lodging Group, Inc., owns 100% of the stock of the lodging subsidiary, including the 100 partnership units of WINN.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition:

Investment Properties	$702,601
Cash	$65,978
Other assets	74,558

Total assets acquired	$843,137

Mortgages and Notes	209,952
Other liabilities	33,865

Total liabilities assumed	$243,817

Minority interest	1,320

Net assets acquired	$598,000

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

 (2)  Summary of Significant Accounting Policies

The accompanying Consolidated Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") and require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Revenue Recognition

The Company commences revenue recognition on its leases based on a number of factors.  In most cases, revenue recognition under a lease begins when the lessee takes possession of or controls the physical use of the leased asset.  Generally, this occurs on the lease commencement date.  The determination of who is the owner, for accounting purposes, of the tenant improvements determines the nature of the leased asset and when revenue recognition under a lease begins.  If the Company is the owner, for accounting purposes, of the tenant improvements, then the leased asset is the finished space and revenue recognition begins when the lessee takes possession of the finished space, typically when the improvements are substantially complete.  If the Company concludes it is not the owner, for accounting purposes, of the tenant improvements (the lessee is the owner), then the leased asset is the unimproved space and any tenant improvement allowances funded under the lease are treated as lease incentives which reduces revenue recognized over the term of the lease.  In these circumstances, the Company begins revenue recognition when the lessee takes possession of the unimproved space for the lessee to construct their own improvements.  The Company considers a number of different factors to evaluate whether it or the lessee is the owner of the tenant improvements for accounting purposes.  These factors include:

•

whether the lease stipulates how and on what a tenant improvement allowance may be spent;

•

whether the tenant or landlord retains legal title to the improvements;

•

the uniqueness of the improvements;

•

the expected economic life of the tenant improvements relative to the length of the lease; and

•

who constructs or directs the construction of the improvements.

The determination of who owns the tenant improvements, for accounting purposes, is subject to significant judgment.  In making that determination, the Company considers all of the above factors.  No one factor, however, necessarily establishes its determination.

Rental income is recognized on a straight-line basis over the term of each lease. The difference between rental income earned on a straight-line basis and the cash rent due under the provisions of the lease agreements is recorded as deferred rent receivable and is included as a component of accounts and rents receivable in the accompanying consolidated balance sheets.

Revenue for our lodging facilities is recognized when the services are provided. Additionally, we collect sales, use, occupancy and similar taxes at our lodging facilities which we present on a net basis (excluded from revenues) on our consolidated statements of operations.

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

The Company records lease termination income if there is a signed termination agreement, all of the conditions of the agreement have been met, the tenant is no longer occupying the property and amounts due are considered collectible.

Staff Accounting Bulletin ("SAB") 101, Revenue Recognition in Financial Statements, determined that a lessor should defer recognition of contingent rental income (i.e. percentage/excess rent) until the specified target (i.e. breakpoint) that triggers the contingent rental income is achieved.  The Company records percentage rental revenue in accordance with SAB 101.

The Company considers all demand deposits, money market accounts and investments in certificates of deposit and repurchase agreements purchased with a maturity of three months or less, at the date of purchase, to be cash equivalents.  The Company maintains its cash and cash equivalents at financial institutions.  The combined account balances at one or more institutions periodically exceed the Federal Depository Insurance Corporation ("FDIC") insurance coverage and, as a result, there is a concentration of credit risk related to amounts on deposit in excess of FDIC insurance coverage.  The Company believes that the risk is not significant, as the Company does not anticipate the financial institutions' non-performance.

Consolidation

The Company considers FASB Interpretation No. 46(R) (Revised 2003): “Consolidation of Variable Interest Entities - An Interpretation of ARB No. 51” (“FIN 46(R)”), EITF 04-05: “Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights,” and SOP 78-9: “Accounting for Investments in Real Estate Ventures,” to determine the method of accounting for each of its partially-owned entities.  In instances where the Company determines that a joint venture is not a VIE, the Company first considers EITF 04-05.  The assessment of whether the rights of the limited partners should overcome the presumption of control by the general partner is a matter of judgment that depends on facts and circumstances. If the limited partners have either (a) the substantive ability to dissolve (liquidate) the limited partnership or otherwise remove the general partner without cause or (b) substantive participating rights, the general partner does not control the limited partnership and as such overcome the presumption of control by the general partner and consolidation by the general partner.

Reclassifications

Certain reclassifications have been made to the 2006 and 2005 financial statements to conform to the 2007 presentations.  In the opinion of management, all adjustments (consisting only of normal recurring adjustments, except as otherwise noted) necessary for a fair presentation of the financial statements have been made.

Capitalization and Depreciation

Real estate acquisitions are recorded at cost less accumulated depreciation.  Ordinary repairs and maintenance are expensed as incurred.

Depreciation expense is computed using the straight line method.  Building and improvements are depreciated based upon estimated useful lives of 30 years for building and improvements and 5-15 years for site improvements.

Tenant improvements are amortized on a straight line basis over the life of the related lease as a component of amortization expense.

Leasing fees are amortized on a straight-line basis over the life of the related lease as a component of depreciation and amortization.

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

Loan fees are amortized on a straight-line basis, which approximates the effective interest method, over the life of the related loans as a component of interest expense.

Impairment

In accordance with Statement of Financial Accounting Standard No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," or SFAS No. 144, the Company performs an analysis to identify impairment indicators to ensure that the investment property's carrying value does not exceed its fair value.  The valuation analysis performed by the Company is based upon many factors which require difficult, complex or subjective judgments to be made.  Such assumptions include projecting vacancy rates, rental rates, operating expenses, lease terms, tenant financial strength, economy, demographics, property location, capital expenditures and sales value among other assumptions to be made upon valuing each property.  This valuation is sensitive to the actual results of any of these uncertain factors, either individually or taken as a whole.  Based upon the Company's judgment, no impairment was warranted as of December 31, 2007.

Derivative Instruments

In the normal course of business, the Company is exposed to the effect of interest rate changes. The Company limits these risks by following established risk management policies and procedures including the use of derivatives to hedge interest rate risk on debt instruments.

The Company has a policy of only entering into contracts with major financial institutions based upon their credit ratings and other factors. When viewed in conjunction with the underlying and offsetting exposure that the derivatives are designed to hedge, the Company has not sustained a material loss from those instruments nor does it anticipate any material adverse effect on its net income or financial position in the future from the use of derivatives

The Company accounts for its derivative instruments in accordance with  SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" and its amendments (SFAS Nos. 137/138/149), which requires an entity to recognize all derivatives as either assets or liabilities in the statement of financial position and to measure those instruments at fair value. Additionally, the fair value adjustments will affect either shareholders’ equity or net income depending on whether the derivative instruments qualify as a hedge for accounting purposes and, if so, the nature of the hedging activity. When the terms of an underlying transaction are modified, or when the underlying transaction is terminated or completed, all changes in the fair value of the instrument are marked-to-market with changes in value included in net income each period until the instrument matures. Any derivative instrument used for risk management that does not meet the hedging criteria of SFAS No. 133 is marked-to-market each period. The Company does not use derivatives for trading or speculative purposes.

Marketable Securities

The Company classifies its investment in securities in one of three categories: trading, available-for-sale, or held-to-maturity. Trading securities are bought and held principally for the purpose of selling them in the near term. Held-to-maturity securities are those securities in which the Company has the ability and intent to hold the security until maturity.  All securities not included in trading or held-to-maturity are classified as available-for-sale. Investment in securities at December 31, 2007 and December 31, 2006 consists of common stock investments that are classified as available-for-sale securities and are recorded at fair value. Unrealized holding gains and losses on available-for-sale securities are excluded from earnings and reported as a separate component of other comprehensive income until realized. Realized gains and losses from the sale of available-for-sale securities are determined on a specific identification basis. A decline in the market value of any available-for-sale security below cost that is deemed to be other than temporary, results in a reduction in the carrying amount to fair value. The impairment is charged to earnings and a new cost basis for the security is

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

established. In accordance with Statement of Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities," or SFAS No. 115 and EITF 03-1, The Meaning of Other-than-temporary Impairment and Its Application to Certain Investments, for an impaired security the Company considers whether it has the ability and intent to hold the investment for a time sufficient to allow for any anticipated recovery in market value and considers whether evidence indicating the cost of the investment is recoverable outweighs evidence to the contrary. Evidence considered in this assessment includes the reasons for the impairment, the severity and duration of the impairment, changes in value subsequent to year end and forecasted performance of the investee.

Notes Receivable

Notes receivable are considered for impairment in accordance with SFAS No. 114: Accounting by Creditors for Impairment of a Loan.  Pursuant to SFAS No. 114, a note is impaired if it is probable that the Company will not collect on all principal and interest contractually due.  The impairment is measured based on the present value of expected future cash flows discounted at the note's effective interest rate.  The Company does not accrue interest when a note is considered impaired.  When ultimate collectibility of the principal balance of the impaired note is in doubt, all cash receipts on the impaired note are applied to reduce the principal amount of the note until the principal has been recovered and are recognized as interest income thereafter.  Based upon the Company's judgment, no notes receivable were impaired as of December 31, 2007 or 2006.

Acquisition of Real Estate Properties

The application of the Statement of Financial Accounting Standard, No. 141 "Business Combinations," or SFAS No. 141, and Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets," or SFAS No. 142, resulted in the recognition upon acquisition of additional intangible assets and liabilities relating to real estate acquisitions during the years ended December 31, 2007, 2006 and 2005. The portion of the purchase price allocated to acquired above market lease costs and acquired below market lease costs are amortized on a straight line basis over the life of the related lease as an adjustment to rental income and over the respective renewal period for below market lease costs with fixed rate renewals. Amortization pertaining to the above market lease costs of $2,373, $574 and $9 was applied as a reduction to rental income for the years ended December 31, 2007, 2006 and 2005, respectively.  Amortization pertaining to the below market lease costs of $2,674, $977 and $34 was applied as an increase to rental income for the years ended December 31, 2007, 2006 and 2005, respectively.

The portion of the purchase price allocated to acquired in-place lease intangibles is amortized on a straight line basis over the life of the related lease. The Company incurred amortization expense pertaining to acquired in-place lease intangibles of $50,394, $13,029 and $698 for the years ended December 31, 2007, 2006 and 2005, respectively.

The portion of the purchase price allocated to customer relationship value is amortized on a straight line basis over the life of the related lease.  As of December 31, 2007, no amount has been allocated to customer relationship value.

The following table presents the amortization during the next five years related to the acquired in-place lease intangibles, acquired above market lease costs and the below market lease costs for properties owned at December 31, 2007.

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

Amortization of:	2008	2009	2010	2011	2012	Thereafter
Acquired above
market lease costs	$(2,449)	(2,020)	(1,877)	(1,550)	(978)	(3,799)

Acquired below
market lease costs	2,807	2,663	2,595	2,511	2,355	27,625

Net rental income
Increase	$358	643	718	961	1,377	23,826

Acquired in-place lease
Intangibles	$57,082	48,873	44,113	38,515	35,033	115,817

Acquisition of Real Estate Businesses

Acquisitions of businesses are accounted for using purchase accounting as required by Statement of Financial Accounting Standards 141 (SFAS 141) Business Combinations. The assets and liabilities of the acquired entities are recorded by the Company using the fair value at the date of the transaction and allocated to tangible and intangible.  Any additional amounts are allocated to goodwill as required, based on the remaining purchase price in excess of the fair value of the tangible and intangible assets acquired and liabilities assumed. The Company amortizes identified intangible assets that are determined to have finite lives which are based on the period over which the assets are expected to contribute directly or indirectly to the future cash flows of the business acquired. Intangible assets subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss is recognized if the carrying amount of an intangible asset, including the related real estate when appropriate, is not recoverable and the carrying amount exceeds the estimated fair value.  Investments in lodging facilities are stated at acquisition cost and allocated to land, property and equipment, identifiable intangible assets and assumed debt and other liabilities at fair value. Any remaining unallocated acquisition costs would be treated as goodwill. Property and equipment are recorded at fair value based on current replacement cost for similar capacity and allocated to buildings, improvements, furniture, fixtures and equipment using appraisals and valuations performed by management and independent third parties.  The purchase price allocation for the Woodland and Chelsea hotels are substantially complete, but is subject to adjustment within one year of acquisition, which would likely affect the amount of depreciation expense recorded.  The Company could record goodwill on finalization of the purchase price allocation.  The operating results of each of the consolidated acquired hotels are included in our statement of operations from the date acquired.  As of December 31, 2007 and 2006, the carrying amounts of identified intangible assets resulting from the acquisition of a business were $19,278 and $0, respectively. Such amounts are included in “other assets” on the consolidated balance sheets.

Cash and Cash Equivalents

The Company considers all demand deposits, money market accounts and investments in certificates of deposit and repurchase agreements purchased with a maturity of three months or less, at the date of purchase, to be cash equivalents.  The Company maintains its cash and cash equivalents at financial institutions.  The combined account balances at one or more institutions periodically exceed the Federal Depository Insurance Corporation ("FDIC") insurance coverage and, as a result, there is a concentration of credit risk related to amounts on deposit in excess of FDIC insurance coverage.  The Company believes that the risk is not significant, as the Company does not anticipate the financial institutions' non-performance.

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

Restricted Cash and Escrows

Restricted escrows primarily consist of cash held in escrow comprised of lenders' restricted escrows of $5,228 and $3,911, earnout escrows of $11,020 and $18,504 and lodging furniture, fixtures and equipment reserves of $8,217 and $0 as of December 31, 2007 and 2006, respectively.  Earnout escrows are established upon the acquisition of certain investment properties for which the funds may be released to the seller when certain space has become leased and occupied.

Restricted cash and offsetting liability consist of funds received from investors that have not been executed to purchase shares and funds contributed by sellers held by third party escrow agents pertaining to master leases, tenant improvements and other closing items.

Fair Value of Financial Instruments

The estimated fair value of the Company's mortgage debt was $2,895,525 and $1,047,064 as of December 31, 2007 and 2006, respectively. The Company estimates the fair value of its mortgages payable by discounting the future cash flows of each instrument at rates currently offered to the Company for similar debt instruments of comparable maturities by the Company's lenders. The estimated fair value of the Company’s notes receivable was $280,137 and $53,152 as of December 31, 2007 and 2006, respectively.  The Company estimates the fair value of its notes receivable by discounting the future cash flows of each instrument at rates currently available to the Company for similar instruments.  The carrying amount of the Company's other financial instruments approximate fair value because of the relatively short maturity of these instruments.

Income Taxes

We account for income taxes in accordance with SFAS 109 “Accounting for Income Taxes.”  Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributed to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis.  Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled.

In July 2006, the FASB issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — An Interpretation of FASB Statement No. 109.” FIN 48 increases the relevancy and comparability of financial reporting by clarifying the way companies account for uncertainty in measuring income taxes. FIN 48 prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return. This Interpretation only allows a favorable tax position to be included in the calculation of tax liabilities and expenses if a company concludes that it is more likely than not that its adopted tax position will prevail if challenged by tax authorities. The Company adopted FIN 48 as required effective January 1, 2007. The adoption of FIN 48 did not have a material impact on its consolidated financial position, results of operations or cash flows.  All of the Company’s tax years are subject to examination by tax jurisdictions.

Other

In March 2006, FASB Emerging Issues Task Force issued Issue 06-03 ("EITF 06-03"), "How Sales Taxes Collected From Customers and Remitted to Governmental Authorities Should Be Presented in the Income Statement."  A consensus was reached that entities may adopt a polity of presenting sales taxes in the income statement on either a gross or net basis.  If taxes are significant, an entity should disclose its policy of presenting taxes.  The guidance is effective for periods beginning after December 15, 2006.  The Company presents sales net of sales taxes.  Adoption on January 1, 2007 did not

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

have an effect on the Company's policy related to sales taxes and therefore, did not have an effect on the Company's consolidated financial statements.

(3)  Transactions with Related Parties

As of December 31, 2007, 2006 and 2005, the Company had incurred $557,123, $178,012, and $13,147 of offering costs, respectively, of which $530,522, $159,357 and $7,663, respectively, was paid or accrued to related parties. In accordance with the terms of the offerings, the Business Manager has guaranteed payment of all public offering expenses (excluding sales commissions and the marketing contribution and the due diligence expense allowance) in excess of 4.5% of the gross offering proceeds or all organization and offering expenses (including selling commissions) which together exceed 15% of gross offering proceeds.  As of December 31, 2007, the offering costs for the initial offering did not exceed the 4.5% and 15% limitations.  The Company anticipates that second offering costs will not exceed these limitations upon completion of the offering. Any excess amounts at the completion of the offering will be reimbursed by the Business Manager.

The Business Manager and its related parties are entitled to reimbursement for salaries and expenses of employees of the Business Manager and its related parties relating to the offerings.  In addition, a related party of the Business Manager is entitled to receive selling commissions, and the marketing contribution and due diligence expense allowance from the Company in connection with the offerings.  Such costs are offset against the stockholders' equity accounts. Such costs totaled $371,165, $149,937 and $9,420 for the years ended December 31, 2007, 2006 and 2005, of which $3,856 and $3,557 was unpaid as of December 31, 2007 and 2006, respectively, and is included in the offering costs described above.

The Business Manager and its related parties are entitled to reimbursement for general and administrative expenses of the Business Manager and its related parties relating to the Company's administration.  Such costs are included in general and administrative expenses to related parties, professional services to related parties, and acquisition cost expenses to related parties, in addition to costs that were capitalized pertaining to property acquisitions.  For the years ended December 31, 2007, 2006 and 2005, the Company reimbursed $8,948, $5,957 and $419 of these costs, respectively, of which $1,690 and $2,390 remained unpaid as of December 31, 2007 and 2006, respectively.

A related party of the Business Manager provides loan servicing to the Company for an annual fee.  Such costs are included in general and administrative expenses to related parties on the Consolidated Statement of Operations.  Effective May 1, 2007, the agreement allows for fees totaling 225 dollars per month, per loan for the Company and 200 dollars per month, per loan for MB REIT.  For the years ended December 31, 2007, 2006 and 2005, fees totaled $169, $55 and $0, respectively, none of which remained unpaid as of December 31, 2007 and 2006.

The Company pays a related party of the Business Manager 0.2% of the principal amount of each loan placed for the Company.  Such costs are capitalized as loan fees and amortized over the respective loan term.  During the years ended December 31, 2007, 2006 and 2005, the Company paid loan fees totaling $2,739, $2,191 and $427 respectively, to this related party.  None remained unpaid as of December 31, 2007 and 2006.

After the Company's stockholders have received a non-cumulative, non-compounded return of 5% per annum on their "invested capital," the Company will pay its Business Manager an annual business management fee of up to 1% of the "average invested assets," payable quarterly in an amount equal to 0.25% of the average invested assets as of the last day of the immediately preceding quarter.  For these purposes, "invested capital" means the original issue price paid for the shares of the common stock reduced by prior distributions from the sale or financing of properties.  For these purposes, "average invested assets" means, for any period, the average of the aggregate book value of assets, including lease intangibles, invested, directly or indirectly, in financial instruments, debt and equity securities and equity interests in and loans secured by real estate assets, including amounts invested in REITs and other real estate operating companies, before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of these values at the end of each month during the period.  The Company will pay this fee for services provided or arranged by the

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

Business Manager, such as managing day-to-day business operations, arranging for the ancillary services provided by other related parties and overseeing these services, administering bookkeeping and accounting functions, consulting with the board, overseeing  real estate assets and providing other services as the board deems appropriate.  This fee terminates if the Company acquires the Business Manager.  Separate and distinct from any business management fee, the Company also will reimburse the Business Manager or any related party for all expenses that it, or any related party including the sponsor, pays or incurs on its behalf including the salaries and benefits of persons employed by the Business Manager or its related parties and performing services for the Company except for the salaries and benefits of persons who also serve as one of the executive officers of the Company or as an executive officer of the Business Manager.  For any year in which the Company qualifies as a REIT, its Business Manager must reimburse it for the amounts, if any, by which the total operating expenses paid during the previous fiscal year exceed the greater of: 2% of the average invested assets for that fiscal year; or 25% of net income for that fiscal year, subject to certain adjustments described herein.  For these  purposes, items such as organization and offering expenses, property expenses, interest payments, taxes, non-cash charges, any incentive fees payable to the Business Manager and acquisition fees and expenses are excluded from the definition of total operating expenses.  For the years ended December 31, 2007, 2006 and 2005, our average invested assets were $4,587,822, $1,479,278, $476,545 and our operating expenses, as defined, were $24,553, $8,545, $984 or .54%, .58%, and .21%, respectively, of average invested assets.  The Company incurred fees of $9,000, $2,400 and $0 for the years ended December 31, 2007, 2006 and 2005, respectively, of which none remained unpaid as of December 31, 2007 and 2006.  The Business Manager has agreed to waive all fees allowed but not taken, except for the $9,000 and $2,400 paid for the years ended December 31, 2007 and 2006.

The Company pays the Business Manager a fee for services performed in connection with acquiring a controlling interest in a REIT or other real estate operating company.  Acquisition fees, however, are not paid for acquisitions solely of a fee interest in property.  The amount of the acquisition fee is equal to 2.5% of the aggregate purchase price paid to acquire the controlling interest and is capitalized as part of the purchase price of the company.  The Company incurred fees of $37,060 for the year ended December 31, 2007, of which none remained unpaid as of December 31, 2007.  No fees were incurred for the years ended December 31, 2006 and 2005 and no fees remained unpaid as of December 31, 2006.

The property manager, an entity owned principally by individuals who are related parties of the Business Manager, is entitled to receive property management fees up to 4.5% of gross operating income (as defined), for management and leasing services.  In addition, the property manager is entitled to receive an oversight fee of 1% of gross operating income (as defined) in operating companies purchased by the Company.  The Company incurred and paid property management fees of $14,328, $4,850 and $359 for the years ended December 31, 2007, 2006 and 2005. The fees have been recorded in property and lodging operating expenses to related parties on the Consolidated Statement of Operations for the years ended December 31, 2007, 2006 and 2005, respectively.  None remained unpaid as of December 31, 2007 and 2006.

The Company established a discount stock purchase policy for related parties and related parties of the Business Manager that enables the related parties to purchase shares of common stock at either $8.95 or $9.50 a share depending on when the shares are purchased.  The Company sold 2,078,364, 310,075 and 130,737 shares to related parties and recognized an expense related to these discounts of $1,311, $200 and $153 for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company pays a related party of the Business Manager to purchase and monitor its investment in marketable securities.  The Company incurred expenses totaling $2,120, $2,086 and $24 during the years ended December 31, 2007, 2006 and 2005, respectively, of which $340 and $1,521 remained unpaid as of December 31, 2007 and 2006, respectively.  Such costs are included in general and administrative expenses to related parties on the Consolidated Statement of Operations.

As of December 31, 2007 and 2006, the Company owed funds to related parties of the Business Manager in the amount of $1,690 and $2,390, respectively, for reimbursement of general and administrative costs, monies paid on the Company's behalf and acquisition fees.

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

(4)  Notes Receivable

The Company's notes receivable balance was $281,221 and $53,152 as of December 31, 2007 and 2006, respectively, consisted of installment notes from unrelated parties that mature on various dates through May 2012 and installment notes assumed in the Winston acquisition.  The notes are secured by mortgages on vacant land and shopping center and hotel properties and guaranteed by the owners.  Interest only is due each month at rates ranging from 7.1864% to 13.27% per annum.  For the twelve months ended December 31, 2007 and 2006, the Company recorded interest income from notes receivable of $18,423 and $1,323, respectively, which is included in the interest and dividend income on the Consolidated Statement of Operations.

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

(5)  Investment Securities

Investment in securities of $248,065 at December 31, 2007 consists of preferred and common stock investments in other REITs which are classified as available-for-sale securities and recorded at fair value.

Unrealized holding gains and losses on available-for-sale securities are excluded from earnings and reported as a separate component of comprehensive income until realized.  Of the investment securities held on December 31, 2007, the Company has accumulated other comprehensive income (loss) of $(64,278), which includes gross unrealized losses of $65,435.  All such unrealized losses on investments have been in an unrealized loss position for less than twelve months and such investments have a related fair value of $211,248 as of December 31, 2007.

Realized gains and losses from the sale of available-for-sale securities are determined on a specific identification basis.  During the years ended December 31, 2007, 2006 and 2005, the Company realized gains of $19,280, $4,096, and $0, respectively, on the sale of shares. The Company's policy for assessing recoverability of its available-for-sale securities is to record a charge against net earnings when the Company determines that a decline in the fair value of a security drops below the cost basis and believes that decline to be other-than-temporary.  During the year ended December 31, 2007, the Company recorded a write-down of $21,746 for other-than-temporary declines on certain available-for-sale securities, which is included as a component of realized gain on securities, net on the Consolidated Statement of Operations.  No write-downs were recorded for the years ended December 31, 2006 and 2005.  Dividend income is recognized when earned. During the years ended December 31, 2007, 2006 and 2005, dividend income of $22,742, $6,309 and $56, respectively, was recognized and is included in interest and dividend income on the Consolidated Statement of Operations.

The Company has purchased a portion of its investment securities through a margin account. As of December 31, 2007, the Company has recorded a payable of $73,459 for securities purchased on margin. This debt bears a variable interest rate of the London InterBank Offered Rate ("LIBOR") plus 50 basis points. At December 31, 2007, this rate was 5.54%. Interest expense in the amount of $5,479, $2,395 and $21 was recognized in interest expense on the Consolidated Statement of Operations for the years ended December 31, 2007, 2006 and 2005, respectively.

(6)  Stock Option Plan

The Company has adopted an Independent Director Stock Option Plan (the "Plan") which, subject to certain conditions, provides for the grant to each independent director of an option to acquire 3,000 shares following his or her becoming a director and for the grant of additional options to acquire 500 shares on the date of each annual stockholders' meeting. The options for the initial 3,000 shares are exercisable as follows: 1,000 shares on the date of grant and 1,000 shares on each of the first and second anniversaries of the date of grant. The subsequent options will be exercisable on the second anniversary of the date of grant. The initial options will be exercisable at $8.95 per share. The subsequent options will be exercisable at the fair market value of a share on the last business day preceding the annual meeting of stockholders as determined under the Plan. During the years ended December 31, 2007, 2006 and 2005, the Company issued 5,500, 17,500 and 0 options to its independent directors, respectively.  As of December 31, 2007 and 2006, there were a total of 23,000 and 17,500 options issued, of which none had been exercised or expired. The per share weighted average fair value of options granted was $0.44 on the date of the grant using the Black Scholes option-pricing model.  During the years ended December 31, 2007, 2006 and 2005, the Company recorded $4, $4 and $0, respectively, of expense related to stock options.

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

(7) Leases

Master Lease Agreements

In conjunction with certain acquisitions, the Company received payments under master lease agreements pertaining to certain non-revenue producing spaces at the time of purchase, for periods ranging from three months to three years after the date of purchase or until the spaces are leased.  As these payments are received, they are recorded as a reduction in the purchase price of the respective property rather than as rental income.  The amount of such payments received was $576, $245 and $6 during the year ended December 31, 2007, 2006 and 2005, respectively.

Operating Leases

Minimum lease payments to be received under operating leases, excluding lodging properties and rental income under master lease agreements and assuming no expiring leases are renewed, are as follows:

Minimum Lease
Payments
2008	$347,569
2009	339,888
2010	324,531
2011	305,640
2012	279,255
Thereafter	1,681,270
Total	$3,278,153

The remaining lease terms range from one year to 38 years.  Pursuant to the lease agreements, certain tenants are required to reimburse the Company for some or their entire pro rata share of the real estate taxes, operating expenses and management fees of the properties.  Such amounts are included in tenant recovery income.  "Net" leases require tenants to pay a share, either prorated or fixed, of all, or a majority, of a particular property's operating expenses, including real estate taxes, special assessments, utilities, insurance, common area maintenance and building repairs, as well as base rent or percentage rent payments.  The majority of the revenue from the Company's properties consists of rents received under long-term operating leases.  Some leases provide for the payment of fixed base rent paid monthly in advance, and for the reimbursement by tenants to the Company for the tenant's pro rata share of certain operating expenses including real estate taxes, special assessments, insurance, utilities, common area maintenance, management fees, and certain building repairs paid by the landlord and recoverable under the terms of the lease.  Under these leases, the landlord pays all expenses and is reimbursed by the tenant for the tenant's pro rata share of recoverable expenses paid.  Certain other tenants are subject to net leases which provide that the tenant is responsible for fixed based rent as well as all costs and expenses associated with occupancy.  Under net leases where all expenses are paid directly by the tenant rather than the landlord, such expenses are not included in the Consolidated Statements of Operations.  Under net leases where all expenses are paid by the landlord, subject to reimbursement by the tenant, the expenses are included within property operating expenses and reimbursements are included in tenant recovery income on the Consolidated Statements of Operations.

Ground Leases

The Company leases land under noncancelable operating leases at certain of the properties expiring in various years from 2020 to 2084.  Ground lease rent is recorded on a straight-line basis over the term of each lease.  For the years ended December 31, 2007, 2006 and 2005, ground lease rent was $926, $245 and $6, respectively.  Minimum future rental payments to be paid under the ground leases are as follows:

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

Minimum Lease
Payments
2008	$868
2009	869
2010	875
2011	876
2012	878
Thereafter	37,067
Total	$41,433

(8) Mortgages, Notes and Margins Payable

Mortgage loans outstanding as of December 31, 2007 were $2,959,480 and had a weighted average interest rate of 5.66%.  Properties with a net carrying value of $6,007,044 at December 31, 2007 and related tenant leases are pledged as collateral. As of December 31, 2007, scheduled maturities for the Company's outstanding mortgage indebtedness had various due dates through April 2037.

	2008	2009	2010	2011	2012	Thereafter
Maturing debt :
Fixed rate debt (mortgage loans)	-	-	161,000	79,541	94,027	2,227,750
Variable rate debt (mortgage loans)	283,923	38,391	36,858	16,214	7,776	14,000

Weighted average interest rate on debt:
Fixed rate debt (mortgage loans)	-	-	5.00	5.06	5.73	5.73
Variable rate debt (mortgage loans)	5.28	6.21	6.81	6.83	6.88	6.74

Some of the mortgage loans require compliance with certain covenants, such as debt service ratios, investment restrictions and distribution limitations.  As of December 31, 2007, the Company was in compliance with such covenants.

The debt maturity excludes mortgage discounts associated with debt assumed at acquisition of which $4,292 and $3,520, net of accumulated amortization, was outstanding at December 31, 2007 and 2006.

During the year ended December 31, 2007 based on language related to material adverse change in the market contained in certain of our blind rate lock agreements lenders did not honor outstanding rate lock agreements we had with them on future unidentified property acquisitions.  Due to these circumstances, the Company expensed approximately $5,000 dollars in rate lock deposits and breakage fees.  These costs are included in interest expense in the consolidated statement of operations for the year ended December 31, 2007.

In connection with our entering into two mortgages payables that have variable interest rates, we had entered into interest rate swap agreements, with a notional value of $305,593, that converted the variable-rate debt to fixed. The interest rate swaps were not considered effective as of December 31, 2007 and we recorded a loss and related liability of $1,464 for the year ended December 31, 2007.  Such loss is included in interest expense on the consolidated statement of operations and the liability is included in other liabilities on the consolidated balance sheet.

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

The Company has purchased a portion of its securities through margin accounts.  As of December 31, 2007, the Company has recorded a payable of $73,459 for securities purchased on margin.  This debt bears a variable interest rate of LIBOR plus 50 basis points.  At December 31, 2007, this rate was equal to 5.54%.

As of December 31, 2007, the Company guarantees $326,990 in mortgage and notes payable for two of its wholly-owned subsidiaries and one consolidated joint venture.

(9) Income Taxes

The Company is qualified and has elected to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended, for federal income tax purposes commencing with the tax year ending December 31, 2005.  Since the Company qualifies for taxation as a REIT, the Company generally will not be subject to federal income tax on taxable income that is distributed to stockholders.  A REIT is subject to a number of organizational and operational requirements, including a requirement that it currently distributes at least 90% of its REIT taxable income to stockholders (determined without regard to the deduction for dividends paid and by excluding any net capital gain).  If the Company fails to qualify as a REIT in any taxable year, the Company will be subject to federal income tax on its taxable income at regular corporate tax rates.  Even if the Company qualifies for taxation as a REIT, the Company may be subject to certain state and local taxes on its income, property or net worth and federal income and excise taxes on its undistributed income.

In 2007, the Company formed the following wholly-owned taxable REIT subsidiaries in connection with the acquisition of the lodging portfolios and student housing: Barclay Holdings, Inc., Inland American Holding TRS, Inc., and Inland American Communities Third Party, Inc. Taxable income from non-REIT activities managed through these taxable REIT subsidiaries is subject to federal, state, and local income taxes. As such, the Company’s taxable REIT subsidiaries are required to pay income taxes at the applicable rates.

Taxable REIT Subsidiaries

The components of income tax expense of the Company’s taxable REIT subsidiaries for the year ended December 31, 2007 consist of the following:

	Federal	State	Total
Current	$409	$113	$522
Deferred	404	40	444

Total expense	$813	$153	$966

The actual income tax expense of the Company’s taxable REIT subsidiaries for the year ended December 31, 2007 differs from the “expected” income tax expense (computed by applying the appropriate U.S. Federal income tax rate to earnings before income taxes) as a result of the following:

Computed "expected" income tax expense	$864
State income taxes, net Federal income tax effect	102
$966

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

The components of the deferred tax assets relating to the Company’s taxable REIT subsidiaries at December 31, 2007 were as follows:

Net operating loss - Barclay Holding, Inc.	$4,689
Net operating loss - Inland American Holding TRS, Inc.	115
Lease acquisition costs - Barclay Holding, Inc.	3,138

Total deferred tax assets	7,942

Less: Valuation allowance	(4,390)

Net realizable deferred tax asset	$3,552

The Company estimated its tax expense relating to the taxable REIT subsidiaries using a combined federal and state rate of 38%. As of the year ended 2007 the Company’s taxable REIT subsidiaries had a deferred tax asset of $3,552 million, primarily due to past years’ tax net operating losses. These federal net operating loss carryforwards amounting to $3,493, $7,725, and $1,355 will expire in 2023, 2024 and 2025, respectively, if not utilized by then.

Deferred tax assets are recognized only to the extent that it is more likely than not that they will be realized based on consideration of available evidence, including future reversal of existing taxable temporary difference, future projected taxable income, and tax planning strategies.  In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.  The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. We have considered various factors, including future reversals of existing taxable temporary differences,  projected future taxable income and tax-planning strategies in making this assessment. In order to fully realize the deferred tax asset, the Company will need to generate future taxable income of approximately $9,523 prior to the expiration of the federal net operating loss carryforwards. Taxable income for the year ended December 31, 2007 was $1,204. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes it is more likely than not that the Company will realize the benefits of these deductible differences, net of the existing valuation allowance of $4,390 at December 31, 2007. The amount of the deferred tax assets considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced.

Texas Margin Tax

In 2006, the state of Texas enacted new tax legislation.  This legislation restructures the state business tax in Texas by replacing the taxable capital and earned surplus components of the current franchise tax with a new “margin tax,” which for financial reporting purposes is considered an income tax.  As such, the Company has recorded income tax expense of $810 and $1,393 for the years ended December 31, 2007 and 2006, respectively and has recorded a net deferred tax liability related to temporary differences of $1,506 and $1,393 for the years ended December 31, 2007 and 2006, respectively.

Income tax expense for the years ended December 31, 2007 and 2006 consists of the following:

	2007	2006
Current	$697	$-
Deferred	113	1,393

Total expense	$810	$1,393

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

The temporary differences that give rise to the net deferred tax liability at December 31, 2007 and 2006 consist of the following:

	2007	2006

Gain on sales of real estate, net of depreciation effect	$1,396	1,374
Straight-line rents	8	24
Others	102	(5)

Total cumulative temporary differences	$1,506	1,393

The Company has estimated its deferred income tax expense tax using the effective Texas margin tax rate of 1%.

Other Income Taxes

The Company is also subject to certain state and local taxes. Income tax expense for the year ended December 31, 2007 was $317. No taxes were required for 2006 and 2005.

Distributions

For federal income tax purposes, distributions may consist of ordinary income, qualifying dividends, return of capital, capital gains or a combination thereof.  Distributions to the extent of the Company’s current and accumulated earnings and profits for federal income tax purposes are taxable to the recipient as ordinary income.  Distributions in excess of these earnings and profits (calculate for tax purposes) will constitute a non-taxable return of capital rather than a distribution and will reduce the recipient’s basis in the shares.

A summary of the average taxable nature of the Company's common distributions for each of the years in the three year period ended December 31, 2007 is as follows:

	2007	2006	2005
Ordinary income	$0.33	$0.28	$-
Capital gains	0.06	-	-
Return of capital	0.22	0.27	0.08

Total distributions per share	$0.61	$0.55	$0.08

(10)  Segment Reporting

The Company has five business segments: Office, Retail, Industrial, Lodging and Multi-family.  The Company evaluates segment performance primarily based on net property operations.  Net property operations of the segments do not include interest expense, depreciation and amortization, general and administrative expenses, minority interest expense or interest and other investment income from corporate investments.

Concentration of credit risk with respect to accounts receivable is limited due to the large number of tenants comprising the Company's rental revenue.  One tenant, AT&T, Inc., accounted for 16% and 25% of consolidated rental revenues for the years ended December 31, 2007 and 2006, respectively.  This concentration of revenues by one tenant increases the Company's risk associated with nonpayment by this tenant.  In an effort to reduce risk, the Company performs ongoing credit evaluations of its larger tenants.  No amounts remain unpaid as of December 31, 2007.

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

The following table summarizes net property operations income by segment for the year ended December 31, 2007.

	Total	Office	Retail	Industrial	Lodging	Multi-Family

Property rentals	$267,816	$93,965	$116,557	$43,789	$-	$13,505
Straight-line rents	12,765	5,513	3,670	3,582	-	-
Amortization of acquired above and below market leases, net	155	(714)	1,201	(332)	-	-
Total rentals	$280,736	$98,764	$121,428	$47,039	$-	$13,505

Tenant recoveries	55,192	22,743	30,103	2,346	-	-
Other income	16,416	7,066	3,128	4,801	-	1,421
Lodging operating income	126,392	-	-	-	126,392	-
Total revenues	$478,736	$128,573	$154,659	$54,186	$126,392	$14,926

Operating expenses	$174,755	$37,336	$44,708	$5,017	$80,628	$7,066
Total operating expenses	174,755	37,336	44,708	5,017	80,628	7,066

Net property operations	$303,981	$91,237	$109,951	$49,169	$45,764	$7,860

Depreciation and amortization	$(174,163)
Business manager management fee	$(9,000)
General and administrative	$(19,466)
Interest and other investment income	$84,288
Interest expense	$(108,060)
Income tax benefit	$(2,093)
Other income (loss)	$(4,611)
Equity in earnings (loss) of unconsolidated entities	$4,477
Impairment of investment in unconsolidated entities	(10,084)
Minority interest	$(9,347)

Net income applicable to common shares	$55,922

Balance Sheet Data:
Real estate assets, net	$6,334,356	$1,261,394	$2,525,967	$810,587	$1,529,722	$206,686
Capital expenditures	24,794	3,150	2,133	28	19,457	26
Non-segmented assets	1,852,608
Total assets	$8,211,758

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

The following table summarizes net property operations income by segment for the year ended December 31, 2006.

	Total	Office	Retail	Industrial	Lodging	Multi-Family

Property rentals	$93,428	$40,261	$48,670	$2,822	$-	$1,675
Straight-line rents	4,588	2,347	1,936	305	-	-
Amortization of acquired above and below market leases, net	403	(245)	664	(16)	-	-
Total rentals	$98,419	$42,363	$51,270	$3,111	$-	$1,675

Tenant recoveries	21,547	7,359	13,894	294	-	-
Other income	3,236	1,870	1,248	2	-	116
Lodging operating income	-	-	-	-	-	-
Total revenues	$123,202	$51,592	$66,412	$3,407	$-	$1,791

Operating expenses	$32,791	$12,271	$19,381	$396	$-	$743
Total operating expenses	32,791	12,271	19,381	396	-	743

Net property operations	$90,411	$39,321	$47,031	$3,011	$-	$1,048

Depreciation and amortization	$(49,681)
Business manager management fee	$(2,400)
General and administrative	$(7,613)
Interest and other investment income	$22,164
Interest expense	$(31,553)
Income tax expense	$(1,393)
Other income	$4,068
Equity in earnings of unconsolidated entities	$1,903
Impairment on investment in unconsolidated entities	$-
Minority interest	$(24,010)

Net income applicable to common shares	$1,896

Balance Sheet Data:
Real estate assets, net	$2,420,640	$1,086,020	$1,031,416	$285,397	$-	$17,807
Capital expenditures	470	332	138	-	-	-
Non-segmented assets	618,927
Total assets	$3,040,037

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

The following table summarizes net property operations income by segment for the year ended December 31, 2005.

	Total	Office	Retail	Industrial

Property rentals	$5,877	$3,260	$2,455	$162
Straight-line rents	250	140	104	6
Amortization of acquired above and below market leases, net	25	(6)	31	-
Total rentals	$6,152	$3,394	$2,590	$168

Tenant recoveries	509	26	481	2
Other income	7	1	6	-
Total revenues	$6,668	$3,421	$3,077	$170

Operating expenses	987	277	699	11

Net property operations	$5,681	3,144	2,378	159

Depreciation and amortization	(3,459)
General and administrative	(1,266)
Interest and other investment income	1,663
Interest expense	(1,412)
Other income (loss)	(235)
Equity in earnings (loss) of unconsolidated entities	(7)
Minority interest	(2,422)

Net loss applicable to common shares	$(1,457)

Balance Sheet Data:
Real estate assets, net	$753,620	$396,112	$347,775	$9,733
Non-segmented assets	112,231

Total assets	$865,851

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

(11)  Earnings (loss) per Share

Basic earnings (loss) per share ("EPS") are computed by dividing net income (loss) by the weighted average number of common shares outstanding for the period (the "common shares").  Diluted EPS is computed by dividing net income (loss) by the common shares plus shares issuable upon exercising options or other contracts. As a result of the net income for the years ended December 31, 2007 and 2006 and the net loss incurred for the year ended December 31, 2005, diluted weighted average shares outstanding do not give effect to common stock equivalents as to do so would be anti-dilutive because of a net loss or immaterial because of the immaterial number of common stock equivalents.

The basic and diluted weighted average number of common shares outstanding was 396,752,280, 68,374,630 and 884,058 for the years ended December 31, 2007, 2006, and 2005.

(12)  Commitments and Contingencies

The Company has closed on several properties which have earnout components, meaning the Company did not pay for portions of these properties that were not rent producing.  The Company is obligated, under certain agreements, to pay for those portions when the tenant moves into its space and begins to pay rent.  The earnout payments are based on a predetermined formula. Each earnout agreement has a time limit regarding the obligation to pay any additional monies.  If at the end of the time period allowed certain space has not been leased and occupied, the Company will own that space without any further obligation. Based on pro forma leasing rates, the Company may pay as much as $24,198 in the future as vacant space covered by earnout agreements is occupied and becomes rent producing.

The Company has entered into interest rate and treasury rate lock agreements with lenders to secure interest rates on mortgage debt on properties the Company owns or will purchase in the future.  The deposits are applied as credits to the mortgage funding as they occur.  As of December 31, 2007, the Company has approximately $4,453 of rate lock deposits outstanding.  The agreements locked interest rates ranging from 4.54% to 6.93% on approximately $694,500 in principal.

As of December 31, 2007, the Company had outstanding commitments to purchase approximately $1,200,000 of real estate properties (including the RLJ merger as described in Note 14) through March 31, 2008 and fund approximately $500,000 into joint ventures or mortgage notes.  The Company intends on funding these acquisitions with cash on hand of approximately $400,000, anticipated capital raised through our second offering of approximately $540,000 (net of offering costs) through March 31, 2008 and financing proceeds from assuming debt related to some of the acquisitions or financings that have been rate locked for specific identified properties that the Company has purchased or are included in the amount above of $1,100,000.  There can be no assurance that the Company will raise the capital from its second offering or that lenders will honor their lending commitments.

Contemporaneous with our merger with Winston Hotels, Inc., our wholly owned subsidiary, Inland American Winston Hotels, Inc., referred to herein as “Inland American Winston,” WINN Limited Partnership, or “WINN,” and Crockett Capital Corporation, or “Crockett,” memorialized in a development memorandum their intentions to subsequently negotiate and enter into a series of contracts to develop certain hotel properties, including without limitation a Westin Hotel in Durham, North Carolina, a Hampton Inn & Suites/Aloft Hotel in Raleigh, North Carolina, an Aloft Hotel in Chapel Hill, North Carolina and an Aloft Hotel in Cary, North Carolina (collectively referred to herein as the “development hotels”).

On March 6, 2008, Crockett filed an amended complaint in the General Court of Justice of the State of North Carolina against Inland American Winston and WINN.  The complaint alleges that the development memorandum reflecting the parties’ intentions regarding the development hotels was instead an agreement that legally bound the parties.  The complaint further claims that Inland American Winston and WINN breached the terms of the alleged agreement by failing to take certain actions to develop the Cary, North Carolina hotel and by refusing to convey their rights in the three other development hotels to Crockett.  The complaint seeks, among other things, monetary damages in an amount not less than

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

$4,800 with respect to the Cary, North Carolina property.  With respect to the remaining three development hotels, the complaint seeks specific performance in the form of an order directing Inland American Winston and WINN to transfer their rights in the hotels to Crockett or, alternatively, monetary damages in an amount not less than $20.1 million.

Inland American Winston and WINN deny these claims and, on March 26, 2008, filed a motion to dismiss the amended complaint.  Inland American Winston and WINN contend that the development memorandum was not a binding agreement but rather merely an agreement to negotiate and potentially enter into additional contracts relating to the development hotels, and therefore is unenforceable as a matter of law.  Inland American Winston and WINN have requested that the General Court of Justice of the State of North Carolina dismiss the amended complaint in its entirety, with prejudice.

In a separate matter, on February 20, 2008, Crockett has filed a demand for arbitration with the American Arbitration Association against Inland American Winston and WINN with respect to three construction management services agreements entered into by the parties in August 2007. The demand claims that Inland American Winston and WINN have failed to pay Crockett certain fees in exchange for Crockett providing construction management services for our hotel properties located in Chapel Hill, North Carolina, Jacksonville, Florida and Roanoke, Virginia. Pursuant to this arbitration demand, Crockett is seeking damages in an aggregate amount not less than $281.  On March 17, 2008, Inland American Winston and WINN filed an answer to this demand stating that they had paid Crockett the amounts due under the agreements and that all other damages sought by Crockett are penalty payments unenforceable against them.

The outcome of these actions cannot be predicted with any certainty and management is currently unable to estimate an amount or range of potential loss that could result if an unfavorable outcome occurs. While management does not believe that an adverse outcome in either action would have a material adverse effect on the Company’s financial condition, there can be no assurance that an adverse outcome would not have a material effect on the Company’s results of operations for any particular period.

(13)  New Accounting Pronouncements

In December 2007, the FASB issued Statement No. 160 "Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51.” This Statement amends Accounting Research Bulletin (ARB) 51 to establish accounting and reporting standards for the noncontrolling interest (previously referred to as a minority interest) in a subsidiary and for the deconsolidation of a subsidiary. The Statement also amends certain of ARB 51’s consolidation procedures for consistency with the requirements of FASB Statement No. 141 (Revised) “Business Combinations.” Statement No. 160 will require noncontrolling interests to be treated as a separate component of equity, not as a liability or other item outside of permanent equity. Statement No. 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008.  The Company is currently evaluating the application of this Statement and its effect on the Company's financial position and results of operations.

Also in December 2007, the FASB issued Statement No. 141 (Revised) "Business Combinations.” This Statement establishes principles and requirements for how the acquirer in a business combination recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in the acquiree, and any goodwill acquired in the business combination or a gain from a bargain purchase. This Statement requires most identifiable assets, liabilities, noncontrolling interests, and goodwill acquired in a business combination to be recorded at “full fair value.” Statement No. 141 (Revised) must be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Early application is prohibited. The Company is currently evaluating the application of this Statement and its effect on the Company's financial position and results of operations.

In February 2007, the FASB issued Statement No. 159 "The Fair Value Option for Financial Assets and Financial Liabilities." This Statement permits entities to choose to measure many financial instruments and certain other items at

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

fair value that are not currently required to be measured at fair value. The Statement also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. Statement No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, although early application is allowed.  The Company is currently evaluating the application of this Statement and its effect on the Company's financial position and results of operations.

In September 2006, the FASB issued Statement No. 157 “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This Statement applies to accounting pronouncements that require or permit fair value measurements, except for share-based payments transactions under FASB Statement No. 123 (Revised) “Share-Based Payment.” This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, except for non-financial assets and liabilities, for which this Statement will be effective for years beginning after November 15, 2008. The Company is currently evaluating the application of this Statement and its effect on the Company's financial position and results of operations.

(14)  Subsequent Events

We paid distributions to our stockholders of $.05167 per share totaling $28,008, $28,832 and $29,714 in January, February and March 2008.

The Company is obligated under earnout agreements to pay additional funds after certain tenants move into the applicable vacant space and begin paying rent.  During the period from January 1, 2008 through March 28, 2008, the Company funded earnouts totaling $7,042 at ten of the existing properties and the Company's joint venture partner contributed an earnout of $2,084 into the joint venture.

The mortgage debt financings obtained subsequent to December 31, 2007, are detailed in the list below.

Property	Date of Financing	Approximate Amount of Loan ($)	Interest Per Annum	Maturity Date
Hilton University of Florida Hotel & Convention Center	01/09/2008	27,775	6.455%	02/01/2018

CFG Portfolio (1)	01/31/2008	200,000	(1)	01/31/2010

Landings at Clear Lake Apartments	03/14/2008	18,590	4.720%	04/01/2013

Atlas Cold Storage Portfolio (7 Properties)	03/18/2008	50,000	LIBOR + 2.25% (2)	03/31/2013

SunTrust	03/28/08	34,311	5.65%	03/31/2013

SunTrust	03/28/08	34,500	5.75%	03/31/2013

SunTrust	03/28/08	33,062	LIBOR + 155 (3)	03/31/2013

SunTrust	03/28/08	35,450	LIBOR + 150 (4)	03/31/2010

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

(1)

The CFG Portfolio consists of 158 retail banking properties known as Citizens Banks that we purchased on June 14, 2007 and June 26, 2007.  The loan may be extended for two one-year periods subject to a $100 extension fee per year.  The annual interest rate of the loan is based on LIBOR plus 175 basis points and we are required to make interest only payments on the loan.

(2)

The Company entered into an interest rate swap on March 28, 2008 to fix our rate at 5.06%.

(3)

The Company entered into an interest rate swap on March 28, 2008 to fix our rate at 4.87%.

(4)

The Company entered into an interest rate swap on March 28, 2008 to fix our rate at 3.90%.

Parkway Centre North – Phases I and II. On January 11, 2008, Stringtown Partners North, LLC exercised its right to require us to purchase its interest in this joint venture. We purchased the interest for approximately $8,300, and now own 100% of the equity interests in the joint venture.

The Market at Hamilton.  On January 15, 2008, Hamilton Road Retail, LLC exercised its right to require us to purchase its interests in this joint venture.  On January 30, 2008, we paid Hamilton Road Retail, LLC approximately $3,700 for its interests, and now own 100% of the equity interests in the joint venture.

Parkway Centre North - Outlot Building B.  On January 15, 2008, BA-Grove City North, LLC exercised its right to require us to purchase its interests in this joint venture.  On January 30, 2008, we paid BA-Grove City North LLC approximately $1,000 for its interests, and now own 100% of the equity interests in the joint venture

 Woodbridge Crossing, L.P. On January 24, 2008, we, through a wholly owned subsidiary, entered into an agreement with Direct Retail, L.L.C. (referred to herein as “Direct Retail”) to form “Woodbridge Crossing GP, L.L.C.,” referred to herein as the “general partner.”  Also on January 24, 2008, the general partner, our subsidiary and DSW Investments 08-1, J.V., an unaffiliated third party (referred to herein as “DSW”), entered into an agreement to form a joint venture to be known as “Woodbridge Crossing, L.P.”  The purpose of the venture is to acquire certain land located in Wylie, Texas and then to develop and construct a 50,000 square foot shopping center on that land. The venture has a term of ten years.

The total cost of acquiring and developing the land is expected to be approximately $49,400. On February 15, 2008, we contributed approximately $14,100, or 73% of the capital, to the venture. We will receive an 11% preferred return.

Net Lease Strategic Assets Fund L.P. On February 20, 2008, we and The Lexington Master Limited Partnership (“LMLP”) and LMLP GP LLC, each an affiliate of Lexington Realty Trust (NYSE: “LXP”), referred to herein as “Lexington,” agreed to revise certain of the terms of the joint venture known as Net Lease Strategic Assets Fund L.P.  Under the revised terms, ten properties have been excluded from the venture’s initial target portfolio.  Consequently, the initial portfolio of properties that the venture intends to acquire now consists of forty-three primarily single-tenant net leased assets, referred to herein as the “Initial Properties,” with an aggregate purchase price of $747,500 (including the assumption of approximately $330,300 of non-recourse first mortgage financing and $4,000 in estimated closing costs). The Initial Properties contain an aggregate of more than six million net rentable square feet.  Under the revised terms of the venture, we are required to contribute approximately $210,000 to the venture toward the purchase of the Initial Portfolio. As previously disclosed in our Supplement No. 17, we have already contributed approximately $121,900 to the venture; these funds were used to purchase thirty of the Initial Properties from Lexington and its subsidiaries for an aggregate purchase price of approximately $408,500. On March 25, 2008, the company contributed $72.5 million to the venture; these funds were used to purchase eleven assets from Lexington for an aggregate purchase price of $270.2 million. If the venture does not complete the acquisition of the remaining Initial Properties by June 30, 2008, the venture may not purchase those properties.

The terms of the joint venture also have been modified to revise the sequence of distributions that will be paid on any future capital contributions by us and LMLP.  More specifically, we and LMLP intend to invest an additional $127,500

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

and $22,500, respectively, in the venture to acquire additional specialty single-tenant “triple-net” leased assets.  With respect to these contributions, after the preferred returns and the preferred equity redemption amounts have been paid, we and LMLP will be entitled to receive distributions until the point at which we have received distributions equal to the amount of capital we have invested, on a pro rata basis.

Cityville Dallas Haskell.  On February 25, 2008, our wholly owned subsidiary, Inland American Communities Group, Inc., referred to herein as “Communities,” purchased a 9.9 acre parcel of land located in Dallas, Texas.  The purchase price for this land was approximately $26,400.  Communities intends to develop this land, in two phases, into a conventional housing facility, comprised of approximately 600 apartment units, and approximately 65,000 square feet of retail space.  Communities anticipates that the construction and development of this land will last approximately five years and will cost approximately $92,300.  Communities has an option to purchase an additional acre adjacent to the land, which it would redevelop in connection with its overall development of this land.

PDG/Inland Concord Venture, L.L.C.  On March 10, 2008, we, through a wholly owned subsidiary, entered into a joint venture with GKK-Concord, Ltd.  The purpose of the joint venture is to acquire four parcels of land known as Christenbury Corners, located in Concord, North Carolina, and to develop a 404,593 square foot retail center on that land.  We will receive a preferred return, paid on a quarterly basis, in an amount equal to 11% per annum on our capital contribution through the first twenty-four months after the date of our initial investment; if we maintain our investment in the project for more than twenty-four months, we will receive a preferred return in an amount equal to 12% per annum over the remainder of the term. On March 10, 2008, we contributed $11 million to the venture.

SunTrust Bank Portfolio (Sale-Leaseback).  On March 28, 2008, the Company purchased fee simple interests in a portfolio of 143 single tenant retail banking facilities from an unaffiliated third party, SunTrust Bank, for approximately $230 million in cash.  All of the properties within this portfolio are single tenant facilities with SunTrust Bank as the tenant.  SunTrust Bank has agreed lease each facility for a term of ten years, commencing in March 2008.

RLJ Urban Lodging Master, LLC.  On February 8, 2008, the Company consummated the transactions contemplated by the Agreement and Plan of Merger, dated August 12, 2007, as amended (the “Merger Agreement”), among the Company, RLJ Urban Lodging Master, LLC (“Lodging Master”) and RLJ Urban Lodging REIT, LLC and RLJ Urban Lodging REIT (PF#1), LLC, which together owned all of the membership interests of Lodging Master (together, the “Sellers” and, collectively with the Company and Lodging Master, the “Parties”).  Pursuant to the Merger Agreement, Lodging Master has merged with and into Inland American Urban Hotels, Inc., an indirect wholly owned subsidiary of the Company (“Urban Hotels”), with Urban Hotels continuing as the surviving entity of the merger.  At the closing of the merger, the Company paid a total of $893,400, including debt assumed as part of the merger plus new debt incurred concurrent with closing, to purchase all of the membership interests of Lodging Master.  Pursuant to the Merger Agreement, the purchase price may be adjusted up or down based on certain adjustments that will be determined within the next ninety days. The Company does not anticipate that the adjustments will increase or decrease the purchase price by more than $1,000. The  transaction costs also include the cost of breakage and swap fees associated with the debt assumed and incurred in the merger.  The Company expects to pay its business manager, Inland American Business Manager & Advisor Inc., an acquisition fee associated with the merger of approximately $22,300.

As noted above, at closing Lodging Master had approximately $364,200 of long-term debt that remained in place and is thus part of the purchase price paid for Lodging Master.  The Company refers to this indebtedness as the “Assumed Loans.”  The Company also borrowed an additional $62,400, which is referred to herein as the “New Loans” and which together with the Assumed Loans are referred to as the “Loans.”  At closing, the Company paid interest rate swap breakage fees of approximately $7,500 and loan assumption fees of approximately $2,400 with respect to the Assumed Loans. The terms of the Loans are described in more detail below.

The Assumed Loans consist of nineteen loans, each of which is secured by a first priority mortgage on one of the Acquired Hotels (as defined below).  The Assumed Loans mature from April 2008 to September 2015.  Five of the

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

Assumed Loans bear interest at fixed rates ranging from 5.41% to 6.93% per annum and require the borrowers to make monthly payments of interest and principal until the loans mature.  The remainder of the Assumed Loans bear interest at floating rates ranging from LIBOR plus 1.40% to LIBOR plus 2.50% per annum and require the borrowers to make interest-only payments on a monthly basis until the loans mature. As of the closing, the effective interest rates on these loans ranged from 4.52% to 5.62%.  The New Loans consist of three loans, each of which is secured by a first priority mortgage on one of the Acquired Hotels.  The New Loans mature from February 2009 to February 2010.  The New Loans bear interest at floating rates ranging from LIBOR plus 1.70% to LIBOR plus 1.75% per annum and require the borrowers to make interest-only payments on a monthly basis until the loans mature.  As of the closing, the effective interest rates on these loans ranged from 4.82% to 4.87%.  The Company’s subsidiaries, Inland American Lodging Corporation and Inland American Lodging Group, Inc., have agreed to guarantee the performance of the obligations of the borrowers with respect to certain losses that may be caused by certain acts of misconduct of the borrowers, for example, any fraud or willful destruction of the property securing the Loans.

As a result of the merger, the Company, through Urban Hotels, has acquired a portfolio of twenty-two full and select-service hotels (the “Acquired Hotels”) located primarily in and around major urban markets across the United States, including Atlanta, Georgia, Baltimore, Maryland, Chicago, Illinois and Washington, D.C.  This portfolio includes, among others, four Residence Inn® by Marriott hotels, four Courtyard by Marriott® hotels, four Hilton Garden Inn® hotels and two Embassy Suites® hotels. The Acquired Hotels contain an aggregate of 4,061 rooms.

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes To Consolidated Financial Statements

(Dollar amounts in thousands, except per share amounts)

December 31, 2007, 2006 and 2005

(15) Supplemental Financial Information (unaudited)

The following represents the results of operations, for each quarterly period, during 2007 and 2006.

	2007
	Dec. 31	Sept. 30	June 30	March 31

Total income	$187,371	141,604	86,030	63,731

Net income (loss)	3,809	16,971	23,053	12,089

Net income (loss), per common share, basic and diluted	.01	.04	.06	.06

Weighted average number of common shares outstanding, basic and diluted	524,257,618	473,803,752	379,010,064	205,589,116

	2006
	Dec. 31	Sept. 30	June 30	March 31

Total income	$49,248	35,127	21,106	17,721

Net income (loss)	2,270	454	(929)	(1,757)

Net income (loss), per common share, basic and diluted	.02	.01	(.02)	(.09)

Weighted average number of common shares outstanding, basic and diluted	129,927,358	76,848,460	45,930,663	19,485,272

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Schedule III
Real Estate and Accumulated Depreciation

December 31, 2007

		Total Cost (A)			Gross amount at which carried at end of period
	Encumbrance	Land	Building and Improvements	Adjustments to Basis (C)	Land and Improvements	Building and Improvements (D)	Total (D,E)	Accumulated Depreciation (D,F)	Date of Completion of Construction or Acquisition
Retail
14th STREET MARKET	7,712	3,500	9,241	-	3,500	9,241	12,741	242	2007
Plano, TX
24 HOUR FITNESS - 249 & JONES	-	2,650	7,079	-	2,650	7,079	9,729	584	2005
Houston, TX
24 HOUR FITNESS -THE WOODLANDS	-	1,540	11,287	-	1,540	11,287	12,827	889	2005
Woodlands, TX
6101 RICHMOND AVENUE	-	1,700	1,264	-	1,700	1,264	2,964	104	2005
Houston, TX
ANTOINE TOWN CENTER	-	1,645	7,343	21	1,645	7,364	9,009	538	2005
Houston, TX
ASHFORD PLAZA	-	900	2,440	92	900	2,532	3,432	189	2005
Houston, TX
ATASCOCITA SHOPPING CENTER	-	1,550	7,994	-	1,550	7,994	9,544	612	2005
Humble, TX
BAY COLONY	-	3,190	30,828	3,956	3,190	34,783	37,973	2,204	2005
League City, TX
BELLERIVE PLAZA	6,092	2,400	7,749	-	2,400	7,749	10,149	203	2007
Nicholasville, KY
BI-LO - GREENVILLE	4,286	1,400	5,503	-	1,400	5,503	6,903	305	2006
Greenville, SC
BLACKHAWK TOWN CENTER	-	1,645	19,982	-	1,645	19,982	21,627	1,513	2005
Houston, TX
BRANDON CENTRE SOUTH	16,133	5,720	19,500	-	5,720	19,500	25,220	512	2007
Brandon, FL
BROOKS CORNER	14,276	10,600	13,648	2,532	10,600	16,180	26,780	818	2006
San Antonio, TX
BUCKHORN PLAZA	9,025	1,651	11,770	710	1,651	12,479	14,130	580	2006
Bloomsburg, PA

CANFIELD PLAZA	7,575	2,250	10,339	421	2,250	10,759	13,009	665	2006
Canfield, OH
CARVER CREEK	-	650	560	716	650	1,276	1,926	67	2005
Dallas, TX
CHESAPEAKE COMMONS	8,950	2,669	10,839	-	2,669	10,839	13,508	298	2007
Chesapeake, VA
CHILI'S - HUNTING BAYOU	-	400	-	-	400	-	400	-	2005
Jacinto City, TX
CINEMARK - JACINTO CITY	-	1,160	10,540	-	1,160	10,540	11,700	833	2005
Jacinto City, TX
CINEMARK - WEBSTER	-	1,830	12,094	-	1,830	12,094	13,924	922	2005
Webster, TX
CINEMARK 12 - SILVERLAKE	-	1,310	7,496	-	1,310	7,496	8,806	550	2005
Pearland, TX
CITIZENS (CFG) CONNECTICUT	-	525	737	-	525	737	1,262	16	2007
Hamden, CT
CITIZENS (CFG) CONNECTICUT	-	450	1,191	-	450	1,191	1,641	25	2007
Colchester, CT
CITIZENS (CFG) CONNECTICUT	-	480	2,194	-	480	2,194	2,674	47	2007
Deep River, CT
CITIZENS (CFG) CONNECTICUT	-	430	1,242	-	430	1,242	1,672	26	2007
East Lyme, CT
CITIZENS (CFG) CONNECTICUT	-	111	2,648	-	111	2,648	2,759	56	2007
Montville, CT
CITIZENS (CFG) CONNECTICUT	-	450	1,221	-	450	1,221	1,671	26	2007
Stonington, CT
CITIZENS (CFG) CONNECTICUT	-	420	1,251	-	420	1,251	1,671	27	2007
Stonington, CT
CITIZENS (CFG) CONNECTICUT	-	490	879	-	490	879	1,369	19	2007
East Hampton, CT
CITIZENS (CFG) DELAWARE	-	525	353	-	525	353	878	7	2007
Lewes, DE
CITIZENS (CFG) DELAWARE	-	275	252	-	275	252	527	5	2007
Wilmington, DE
CITIZENS (CFG) DELAWARE	-	485	212	-	485	212	697	5	2007
Wilmington, DE
CITIZENS (CFG) ILLINOIS	-	1,870	2,414	-	1,870	2,414	4,284	51	2007
Orland Hills, IL

CITIZENS (CFG) ILLINOIS	-	450	267	-	450	267	717	6	2007
Calumet City, IL
CITIZENS (CFG) ILLINOIS	-	815	133	-	815	133	948	3	2007
Chicago, IL
CITIZENS (CFG) ILLINOIS	-	575	379	-	575	379	954	8	2007
Villa Park, IL
CITIZENS (CFG) ILLINOIS	-	725	582	-	725	582	1,307	12	2007
Westchester, IL
CITIZENS (CFG) ILLINOIS	-	375	1,069	-	375	1,069	1,444	23	2007
Olympia Fields, IL
CITIZENS (CFG) ILLINOIS	-	290	904	-	290	904	1,194	19	2007
Chicago Heights, IL
CITIZENS (CFG) MELLON BANK BLD	-	725	2,248	-	725	2,248	2,973	48	2007
Georgetown, DE
CITIZENS (CFG) MICHIGAN	-	500	174	-	500	174	674	4	2007
Farmington, MI
CITIZENS (CFG) MICHIGAN	-	1,100	219	-	1,100	219	1,319	5	2007
Troy, MI
CITIZENS (CFG) NEW HAMPSHIRE	-	1,050	2,121	-	1,050	2,121	3,171	45	2007
Keene, NH
CITIZENS (CFG) NEW HAMPSHIRE	-	554	1,119	-	554	1,119	1,673	24	2007
Manchester, NH
CITIZENS (CFG) NEW HAMPSHIRE	-	618	1,251	-	618	1,251	1,869	27	2007
Manchester, NH
CITIZENS (CFG) NEW HAMPSHIRE	-	641	1,297	-	641	1,297	1,938	28	2007
Salem, NH
CITIZENS (CFG) NEW HAMPSHIRE	-	9,620	15,633	-	9,620	15,633	25,253	334	2007
Manchester, NH
CITIZENS (CFG) NEW HAMPSHIRE	-	172	281	-	172	281	453	6	2007
Hinsdale, NH
CITIZENS (CFG) NEW HAMPSHIRE	-	111	250	-	111	250	361	5	2007
Ossipee, NH
CITIZENS (CFG) NEW HAMPSHIRE	-	176	259	-	176	259	435	6	2007
Pelham, NH
CITIZENS (CFG) NEW JERSEY	-	500	466	-	500	466	966	10	2007
Haddon Heights, NJ
CITIZENS (CFG) NEW JERSEY	-	850	468	-	850	468	1,318	10	2007
Marlton, NJ

CITIZENS (CFG) NEW YORK	-	70	1,342	-	70	1,342	1,412	29	2007
Plattsburgh, NY
CITIZENS (CFG) OHIO	-	400	1,736	-	400	1,736	2,136	37	2007
Fairlawn, OH
CITIZENS (CFG) OHIO	-	450	420	-	450	420	870	9	2007
Bedford, OH
CITIZENS (CFG) OHIO	-	625	477	-	625	477	1,102	10	2007
Parma, OH
CITIZENS (CFG) OHIO	-	900	505	-	900	505	1,405	11	2007
Parma, OH
CITIZENS (CFG) OHIO	-	750	508	-	750	508	1,258	11	2007
Parma Heights, OH
CITIZENS (CFG) OHIO	-	850	876	-	850	876	1,726	19	2007
South Russell, OH
CITIZENS (CFG) PENNSYLVANIA	-	50	771	-	50	771	821	16	2007
Altoona, PA
CITIZENS (CFG) PENNSYLVANIA	-	85	1,134	-	85	1,134	1,219	24	2007
Ashley, PA
CITIZENS (CFG) PENNSYLVANIA	-	675	1,144	-	675	1,144	1,819	24	2007
Brodheadsville, PA
CITIZENS (CFG) PENNSYLVANIA	-	75	1,434	-	75	1,434	1,509	31	2007
Butler, PA
CITIZENS (CFG) PENNSYLVANIA	-	1,150	1,420	-	1,150	1,420	2,570	30	2007
Camp Hill, PA
CITIZENS (CFG) PENNSYLVANIA	-	500	1,342	-	500	1,342	1,842	29	2007
Camp Hill, PA
CITIZENS (CFG) PENNSYLVANIA	-	125	1,830	-	125	1,830	1,955	39	2007
Carnegie, PA
CITIZENS (CFG) PENNSYLVANIA	-	40	1,555	-	40	1,555	1,595	33	2007
Charlerol, PA
CITIZENS (CFG) PENNSYLVANIA	-	325	1,427	-	325	1,427	1,752	30	2007
Dallas, PA
CITIZENS (CFG) PENNSYLVANIA	-	150	962	-	150	962	1,112	21	2007
Dallastown, PA
CITIZENS (CFG) PENNSYLVANIA	-	260	1,458	-	260	1,458	1,718	31	2007
Dillsburg, PA
CITIZENS (CFG) PENNSYLVANIA	-	485	1,655	-	485	1,655	2,140	35	2007
Drexel Hill, PA

CITIZENS (CFG) PENNSYLVANIA	-	50	1,106	-	50	1,106	1,156	24	2007
Ford City, PA
CITIZENS (CFG) PENNSYLVANIA	-	385	1,727	-	385	1,727	2,112	37	2007
Glenside, PA
CITIZENS (CFG) PENNSYLVANIA	-	125	909	-	125	909	1,034	19	2007
Greensburg, PA
CITIZENS (CFG) PENNSYLVANIA	-	300	1,092	-	300	1,092	1,392	23	2007
Highspire, PA
CITIZENS (CFG) PENNSYLVANIA	-	100	1,009	-	100	1,009	1,109	22	2007
Homestead, PA
CITIZENS (CFG) PENNSYLVANIA	-	300	1,697	-	300	1,697	1,997	36	2007
Kingston, PA
CITIZENS (CFG) PENNSYLVANIA	-	50	1,388	-	50	1,388	1,438	30	2007
Kittanning, PA
CITIZENS (CFG) PENNSYLVANIA	-	330	1,819	-	330	1,819	2,149	39	2007
Matamoras, PA
CITIZENS (CFG) PENNSYLVANIA	-	100	1,157	-	100	1,157	1,257	25	2007
McKees Rocks, PA
CITIZENS (CFG) PENNSYLVANIA	-	250	2,931	-	250	2,931	3,181	63	2007
Mechanicsburg, PA
CITIZENS (CFG) PENNSYLVANIA	-	40	521	-	40	521	561	11	2007
Mercer, PA
CITIZENS (CFG) PENNSYLVANIA	-	275	1,623	-	275	1,623	1,898	35	2007
Milford, PA
CITIZENS (CFG) PENNSYLVANIA	-	600	1,237	-	600	1,237	1,837	26	2007
Philadelphia, PA
CITIZENS (CFG) PENNSYLVANIA	-	245	1,054	-	245	1,054	1,299	23	2007
Philadelphia, PA
CITIZENS (CFG) PENNSYLVANIA	-	700	1,342	-	700	1,342	2,042	29	2007
Philadelphia, PA
CITIZENS (CFG) PENNSYLVANIA	-	75	1,131	-	75	1,131	1,206	24	2007
Pitcairn, PA
CITIZENS (CFG) PENNSYLVANIA	-	75	3,668	-	75	3,668	3,743	78	2007
Pittsburgh, PA
CITIZENS (CFG) PENNSYLVANIA	-	100	2,069	-	100	2,069	2,169	44	2007
Pittsburgh, PA
CITIZENS (CFG) PENNSYLVANIA	-	900	3,146	-	900	3,146	4,046	67	2007
Pittsburgh, PA

CITIZENS (CFG) PENNSYLVANIA	-	150	1,032	-	150	1,032	1,182	22	2007
Pittsburgh, PA
CITIZENS (CFG) PENNSYLVANIA	-	75	3,322	-	75	3,322	3,397	71	2007
Pittsburgh, PA
CITIZENS (CFG) PENNSYLVANIA	-	75	1,583	-	75	1,583	1,658	34	2007
Pittsburgh, PA
CITIZENS (CFG) PENNSYLVANIA	-	50	1,527	-	50	1,527	1,577	33	2007
Pittsburgh, PA
CITIZENS (CFG) PENNSYLVANIA	-	165	2,265	-	165	2,265	2,430	48	2007
Reading, PA
CITIZENS (CFG) PENNSYLVANIA	-	120	1,336	-	120	1,336	1,456	29	2007
Reading, PA
CITIZENS (CFG) PENNSYLVANIA	-	650	1,249	-	650	1,249	1,899	27	2007
Souderton, PA
CITIZENS (CFG) PENNSYLVANIA	-	400	1,672	-	400	1,672	2,072	36	2007
State College, PA
CITIZENS (CFG) PENNSYLVANIA	-	730	1,225	-	730	1,225	1,955	26	2007
Tannersville, PA
CITIZENS (CFG) PENNSYLVANIA	-	150	1,257	-	150	1,257	1,407	27	2007
Turtle Creek, PA
CITIZENS (CFG) PENNSYLVANIA	-	50	919	-	50	919	969	20	2007
Tyrone, PA
CITIZENS (CFG) PENNSYLVANIA	-	530	1,289	-	530	1,289	1,819	28	2007
Upper Darby, PA
CITIZENS (CFG) PENNSYLVANIA	-	115	964	-	115	964	1,079	21	2007
West Chester, PA
CITIZENS (CFG) PENNSYLVANIA	-	125	2,776	-	125	2,776	2,901	59	2007
West Hazelson, PA
CITIZENS (CFG) PENNSYLVANIA	-	400	3,016	-	400	3,016	3,416	64	2007
York, PA
CITIZENS (CFG) PENNSYLVANIA	-	150	668	-	150	668	818	14	2007
Aliquippa, PA
CITIZENS (CFG) PENNSYLVANIA	-	750	761	-	750	761	1,511	16	2007
Allison Park, PA
CITIZENS (CFG) PENNSYLVANIA	-	100	573	-	100	573	673	12	2007
Altoona, PA
CITIZENS (CFG) PENNSYLVANIA	-	350	504	-	350	504	854	11	2007
Beaver Falls, PA

CITIZENS (CFG) PENNSYLVANIA	-	350	567	-	350	567	917	12	2007
Carlisle, PA
CITIZENS (CFG) PENNSYLVANIA	-	100	483	-	100	483	583	10	2007
Cranberry, PA
CITIZENS (CFG) PENNSYLVANIA	-	275	610	-	275	610	885	13	2007
Erie, PA
CITIZENS (CFG) PENNSYLVANIA	-	90	383	-	90	383	473	8	2007
Grove City, PA
CITIZENS (CFG) PENNSYLVANIA	-	40	612	-	40	612	652	13	2007
Grove City, PA
CITIZENS (CFG) PENNSYLVANIA	-	625	676	-	625	676	1,301	14	2007
Harrisburg, PA
CITIZENS (CFG) PENNSYLVANIA	-	690	782	-	690	782	1,472	17	2007
Haertown, PA
CITIZENS (CFG) PENNSYLVANIA	-	50	733	-	50	733	783	16	2007
Hollidaysburg, PA
CITIZENS (CFG) PENNSYLVANIA	-	420	589	-	420	589	1,009	13	2007
Kutztown, PA
CITIZENS (CFG) PENNSYLVANIA	-	650	614	-	650	614	1,264	13	2007
Lancaster, PA
CITIZENS (CFG) PENNSYLVANIA	-	500	671	-	500	671	1,171	14	2007
Lancaster, PA
CITIZENS (CFG) PENNSYLVANIA	-	200	538	-	200	538	738	11	2007
Latrobe, PA
CITIZENS (CFG) PENNSYLVANIA	-	175	552	-	175	552	727	12	2007
Lititz, PA
CITIZENS (CFG) PENNSYLVANIA	-	225	644	-	225	644	869	14	2007
Lower Burrell, PA
CITIZENS (CFG) PENNSYLVANIA	-	210	542	-	210	542	752	12	2007
Mountain Top, PA
CITIZENS (CFG) PENNSYLVANIA	-	125	275	-	125	275	400	6	2007
Munhall, PA
CITIZENS (CFG) PENNSYLVANIA	-	500	688	-	500	688	1,188	15	2007
New Stanton, PA
CITIZENS (CFG) PENNSYLVANIA	-	225	966	-	225	966	1,191	21	2007
Oakmont, PA
CITIZENS (CFG) PENNSYLVANIA	-	50	536	-	50	536	586	11	2007
Oil City, PA

CITIZENS (CFG) PENNSYLVANIA	-	225	682	-	225	682	907	15	2007
Philadelphia, PA
CITIZENS (CFG) PENNSYLVANIA	-	500	1,723	-	500	1,723	2,223	37	2007
Pittsburgh, PA
CITIZENS (CFG) PENNSYLVANIA	-	300	1,446	-	300	1,446	1,746	31	2007
Pittsburgh, PA
CITIZENS (CFG) PENNSYLVANIA	-	275	1,121	-	275	1,121	1,396	24	2007
Pittsburgh, PA
CITIZENS (CFG) PENNSYLVANIA	-	250	936	-	250	936	1,186	20	2007
Pittsburgh, PA
CITIZENS (CFG) PENNSYLVANIA	-	75	799	-	75	799	874	17	2007
Saxonburg, PA
CITIZENS (CFG) PENNSYLVANIA	-	225	417	-	225	417	642	9	2007
Shippensburg, PA
CITIZENS (CFG) PENNSYLVANIA	-	200	241	-	200	241	441	5	2007
Slovan, PA
CITIZENS (CFG) PENNSYLVANIA	-	325	535	-	325	535	860	11	2007
State College, PA
CITIZENS (CFG) PENNSYLVANIA	-	245	650	-	245	650	895	14	2007
Temple, PA
CITIZENS (CFG) PENNSYLVANIA	-	300	647	-	300	647	947	14	2007
Verona, PA
CITIZENS (CFG) PENNSYLVANIA	-	1,250	1,086	-	1,250	1,086	2,336	23	2007
Warrendale, PA
CITIZENS (CFG) PENNSYLVANIA	-	390	659	-	390	659	1,049	14	2007
West Grove, PA
CITIZENS (CFG) PENNSYLVANIA	-	600	647	-	600	647	1,247	14	2007
Wexford, PA
CITIZENS (CFG) PENNSYLVANIA	-	225	968	-	225	968	1,193	21	2007
Wilkes-Barre, PA
CITIZENS (CFG) PENNSYLVANIA	-	700	703	-	700	703	1,403	15	2007
York, PA
CITIZENS (CFG) PENNSYLVANIA	-	250	2,182	-	250	2,182	2,432	47	2007
Mount Lebanon, PA
CITIZENS (CFG) RHODE ISLAND	-	438	1,095	-	438	1,095	1,533	23	2007
Coventry, RI
CITIZENS (CFG) RHODE ISLAND	-	643	1,607	-	643	1,607	2,250	34	2007
Cranston, RI

CITIZENS (CFG) RHODE ISLAND	-	538	1,346	-	538	1,346	1,884	29	2007
Johnston, RI
CITIZENS (CFG) RHODE ISLAND	-	821	1,980	-	821	1,980	2,801	42	2007
North Providence, RI
CITIZENS (CFG) RHODE ISLAND	-	600	1,168	-	600	1,168	1,768	25	2007
Providence, RI
CITIZENS (CFG) RHODE ISLAND	-	666	1,457	-	666	1,457	2,123	31	2007
Wakefield, RI
CITIZENS (CFG) RHODE ISLAND	-	1,278	3,817	-	1,278	3,817	5,096	81	2007
Providence, RI
CITIZENS (CFG) RHODE ISLAND	-	2,254	15,856	-	2,254	15,856	18,110	338	2007
Warwick, RI
CITIZENS (CFG) RHODE ISLAND	-	375	639	-	375	639	1,013	14	2007
East Greenwich, RI
CITIZENS (CFG) RHODE ISLAND	-	472	783	-	472	783	1,255	17	2007
North Providence, RI
CITIZENS (CFG) RHODE ISLAND	-	366	705	-	366	705	1,070	15	2007
Rumford, RI
CITIZENS (CFG) RHODE ISLAND	-	353	657	-	353	657	1,010	14	2007
Warren, RI
CITIZENS (CFG) VERMONT	-	1,270	153	-	1,270	153	1,423	3	2007
Middlebury, VT
CITIZENS (CFG) MASSACHUSETTS	-	400	1,002	-	400	1,002	1,402	21	2007
Ludlow, MA
CITIZENS (CFG) MASSACHUSETTS	-	1,263	1,802	-	1,263	1,802	3,065	38	2007
Malden, MA
CITIZENS (CFG) MASSACHUSETTS	-	607	809	-	607	809	1,416	17	2007
Malden, MA
CITIZENS (CFG) MASSACHUSETTS	-	952	1,258	-	952	1,258	2,210	27	2007
Medford, MA
CITIZENS (CFG) MASSACHUSETTS	-	1,431	2,287	-	1,431	2,287	3,717	49	2007
Milton, MA
CITIZENS (CFG) MASSACHUSETTS	-	998	1,424	-	998	1,424	2,421	30	2007
Randolph, MA
CITIZENS (CFG) MASSACHUSETTS	-	743	1,177	-	743	1,177	1,920	25	2007
South Dennis, MA
CITIZENS (CFG) MASSACHUSETTS	-	310	856	-	310	856	1,166	18	2007
Springfield, MA

CITIZENS (CFG) MASSACHUSETTS	-	1,050	1,085	-	1,050	1,085	2,135	23	2007
Woburn, MA
CITIZENS (CFG) MASSACHUSETTS	-	300	424	-	300	424	724	9	2007
Dorchester, MA
CITIZENS (CFG) MASSACHUSETTS	-	440	553	-	440	553	994	12	2007
Needham, MA
CITIZENS (CFG) MASSACHUSETTS	-	450	530	-	450	530	980	11	2007
New Bedford, MA
CITIZENS (CFG) MASSACHUSETTS	-	595	601	-	595	601	1,195	13	2007
Somerville, MA
CITIZENS (CFG) MASSACHUSETTS	-	300	243	-	300	243	543	5	2007
Springfield, MA
CITIZENS (CFG) MASSACHUSETTS	-	621	712	-	621	712	1,333	15	2007
Tewksbury, MA
CITIZENS (CFG) MASSACHUSETTS	-	552	527	-	552	527	1,079	11	2007
Watertown, MA
CITIZENS (CFG) MASSACHUSETTS	-	350	399	-	350	399	749	9	2007
Wilbraham, MA
CITIZENS (CFG) MASSACHUSETTS	-	541	824	-	541	824	1,365	18	2007
Winthrop, MA
CITIZENS (CFG) MASSACHUSETTS	-	379	824	-	379	824	1,203	18	2007
Dedham, MA
CITIZENS (CFG) MASSACHUSETTS	-	542	1,032	-	542	1,032	1,574	22	2007
Hanover, MA
CROSS TIMBERS COURT	8,193	3,300	9,939	-	3,300	9,939	13,239	261	2007
Flower Mound, TX
CROSSROADS AT CHESAPEAKE SQUARE	11,210	3,970	13,732	-	3,970	13,732	17,702	378	2007
Chesapeake, VA
CUSTER CREEK VILLAGE	10,149	4,750	12,245	-	4,750	12,245	16,995	321	2007
Richardson, TX
CYFAIR TOWN CENTER	-	1,800	13,093	-	1,800	13,093	14,893	648	2006
Cypress, TX
CYPRESS TOWN CENTER	-	1,850	11,630	-	1,850	11,630	13,480	847	2005
Houston, TX
DONELSON PLAZA	2,315	1,000	3,147	-	1,000	3,147	4,147	87	2007
Nashville, TN
EAST GATE	6,800	2,000	10,305	-	2,000	10,305	12,305	282	2007

Aiken, SC
ELDRIDGE LAKES TOWN CENTER	-	1,400	14,048	-	1,400	14,048	15,448	697	2006
Houston, TX
ELDRIDGE TOWN CENTER	-	3,200	16,663	-	3,200	16,663	19,863	1,324	2005
Houston, TX
FABYAN RANDALL PLAZA	13,405	2,400	22,198	(129)	2,400	22,069	24,469	1,159	2006
Batavia, IL
FLOWER MOUND CROSSING	8,342	4,500	9,049	-	4,500	9,049	13,549	248	2007
Flower Mound, TX
FOREST PLAZA	2,248	3,400	14,550	-	3,400	14,550	17,950	133	2007
Fond du Lac, WI
FRIENDSWOOD SHOPPING CENTER	-	1,550	10,887	1,013	1,550	11,900	13,450	859	2005
Friendswood, TX
FURY'S FERRY	6,381	1,600	9,783	-	1,600	9,783	11,383	268	2007
Augusta, GA
GLENDALE HEIGHTS I, II, III	4,705	2,220	6,399	60	2,220	6,460	8,680	276	2006
Glendale Heights, IL
GRAVOIS DILLON PLAZA	12,630	7,300	15,392	-	7,300	15,392	22,692	359	2007
High Ridge, MO
HERITAGE HEIGHTS	10,719	4,600	13,502	-	4,600	13,502	18,102	354	2007
Grapevine, TX
HIGHLAND PLAZA	-	2,450	15,642	-	2,450	15,642	18,092	1,140	2005
Katy, TX
HUNTER'S GLEN CROSSING	9,790	4,800	11,719	-	4,800	11,719	16,519	307	2007
Plano, TX
HUNTING BAYOU	-	2,400	16,265	711	2,400	16,976	19,376	1,095	2006
Jacinto City, TX
JOE'S CRAB SHACK-HUNTING BAYOU	-	540	-	-	540	-	540	-	2005
Jacinto City, TX
JOSEY OAKS CROSSING	9,346	2,620	13,989	-	2,620	13,989	16,609	366	2007
Carrollton, TX
LAKEPORT COMMONS	-	7,800	39,984	-	7,800	39,984	47,784	346	2007
Sioux City, IA
LAKEWOOD SHOPPING CENTER	11,715	4,115	20,646	(41)	4,115	20,605	24,720	1,449	2006
Margate, FL
LAKEWOOD SHOPPING CTR PHASE II	-	6,340	6,996	-	6,340	6,996	13,336	148	2007
Margate, FL
LEGACY CROSSING	10,890	4,280	13,896	-	4,280	13,896	18,176	331	2007

Marion, OH
LEXINGTON ROAD	5,454	1,980	7,105	-	1,980	7,105	9,085	304	2006
Athens, GA
LINCOLN MALL	33,835	11,000	50,395	395	11,000	50,790	61,790	2,793	2006
Lincoln, RI
LINCOLN VILLAGE	22,035	13,600	25,053	95	13,600	25,148	38,748	1,103	2006
Chicago, IL
LORD SALISBURY CENTER	12,600	11,000	9,567	-	11,000	9,567	20,567	175	2007
Salisbury, MD
MARKET AT MORSE / HAMILTON	7,893	4,490	8,734	-	4,490	8,734	13,224	307	2007
Columbus, OH
MARKET AT WESTLAKE	4,803	1,200	6,274	-	1,200	6,274	7,474	165	2007
Westlake Hills, TX
MCKINNEY TC OUTLOTS	-	6,260	12	-	6,260	12	6,272	0	2007
McKinney, TX
MIDDLEBURG CROSSING	-	2,760	7,145	-	2,760	7,145	9,905	126	2007
Middleburg, FL
MONADNOCK MARKETPLACE	26,785	7,000	39,008	-	7,000	39,008	46,008	2,730	2006
Keene, NH
NEW FOREST CROSSING II	3,438	1,490	3,922	10	1,490	3,932	5,422	144	2006
Houston, TX
NEWTOWN ROAD	968	905	877	-	905	877	1,782	35	2006
Virginia Beach, VA
NORTHWEST MARKETPLACE	19,965	2,910	30,340	-	2,910	30,340	33,250	619	2007
Houston, TX
NTB ELDRIDGE	-	960	-	-	960	-	960	-	2005
Houston, TX
PARADISE SHOPS OF LARGO	7,325	4,640	7,483	(27)	4,640	7,456	12,096	594	2005
Largo, FL
PARK WEST PLAZA	7,532	4,250	8,186	-	4,250	8,186	12,436	224	2007
Grapevine, TX
PARKWAY CENTRE NORTH	-	4,680	16,046	-	4,680	16,046	20,726	535	2007
Grove City, OH
PARKWAY CENTRE NORTH OUTLOT B	-	900	2,590	-	900	2,590	3,490	73	2007
Grove City, OH
PAVILIONS AT HARTMAN HERITAGE	23,450	9,700	28,849	-	9,700	28,849	38,549	661	2007
Independence, MO
PENN PARK	29,691	6,260	29,424	-	6,260	29,424	35,684	271	2007

Oklahoma City, OK
PINEHURST SHOPPING CENTER	-	625	2,157	76	625	2,233	2,858	179	2005
Humble, TX
PIONEER PLAZA	2,250	325	3,099	-	325	3,099	3,424	85	2007
Mesquite, TX
PLAZA AT EAGLE'S LANDING	5,310	1,580	7,002	1	1,580	7,003	8,583	286	2006
Stockbridge, GA
RIVERSTONE SHOPPING CENTER	-	12,000	26,395	-	12,000	26,395	38,395	484	2007
Missouri City, TX
RIVERVIEW VILLAGE	10,121	6,000	9,649	-	6,000	9,649	15,649	253	2007
Arlington, TX
SARATOGA TOWN CENTER	-	1,500	12,971	-	1,500	12,971	14,471	965	2005
Corpus Christi, TX
SCOFIELD CROSSING	8,435	8,100	4,992	-	8,100	4,992	13,092	137	2007
Austin, TX
SHAKOPEE SHOPPING CENTER	8,800	6,900	8,583	-	6,900	8,583	15,483	550	2006
Shakopee, MN
SHALLOTTE COMMONS	6,078	1,650	9,028	-	1,650	9,028	10,678	184	2007
Shallotte, NC
SHERMAN PLAZA	30,275	9,655	30,982	5,070	9,655	36,052	45,707	1,132	2006
Evanston, IL
SHERMAN TOWN CENTER	37,160	4,850	49,273	-	4,850	49,273	54,123	2,301	2006
Sherman, TX
SHILOH SQUARE	3,238	1,025	3,946	-	1,025	3,946	4,971	103	2007
Garland, TX
SPRING TOWN CENTER	-	3,150	12,433	-	3,150	12,433	15,583	645	2006
Spring, TX
SPRING TOWN CENTER III	-	1,320	3,070	-	1,320	3,070	4,390	56	2007
Spring, TX
STABLES TOWN CENTER I and II	-	4,650	19,006	311	4,650	19,318	23,968	1,321	2005
Spring, TX
STATE STREET MARKET	10,450	3,950	14,184	279	3,950	14,464	18,414	566	2006
Rockford, IL
STOP & SHOP - SICKLERVILLE	8,535	2,200	11,559	-	2,200	11,559	13,759	640	2006
Sicklerville, NJ
STOP N SHOP - BRISTOL	8,368	1,700	11,830	-	1,700	11,830	13,530	656	2006
Bristol, RI
STOP N SHOP - CUMBERLAND	11,531	2,400	16,196	-	2,400	16,196	18,596	897	2006

Cumberland, RI
STOP N SHOP - FRAMINGHAM	9,269	6,500	8,517	-	6,500	8,517	15,017	472	2006
Framingham, MA
STOP N SHOP - HYDE PARK	8,100	2,000	12,274	-	2,000	12,274	14,274	829	2006
Hyde Park, NY
STOP N SHOP - MALDEN	12,753	6,700	13,828	-	6,700	13,828	20,528	766	2006
Malden, MA
STOP N SHOP - SOUTHINGTON	11,145	4,000	13,938	-	4,000	13,938	17,938	772	2006
Southington, CT
STOP N SHOP - SWAMPSCOTT	11,066	4,200	13,613	-	4,200	13,613	17,813	754	2006
Swampscott, MA
STREETS OF CRANBERRY	24,425	4,300	20,215	-	4,300	20,215	24,515	124	2007
Cranberry Township, PA
SUNCREEK VILLAGE	2,683	900	3,155	-	900	3,155	4,055	87	2007
Plano, TX
SUNTRUST BANK I AL	1,511	675	1,018	-	675	1,018	1,693	3	2007
Muscle Shoals, AL
SUNTRUST BANK I AL	667	633	449	-	633	449	1,082	1	2007
Killen, AL
SUNTRUST BANK I DC	2,001	500	2,082	-	500	2,082	2,582	6	2007
Brightwood, DC
SUNTRUST BANK I FL	1,294	1,200	603	-	1,200	603	1,803	2	2007
Panama City, FL
SUNTRUST BANK I FL	1,686	1,400	786	-	1,400	786	2,186	2	2007
Orlando, FL
SUNTRUST BANK I FL	1,329	1,276	620	-	1,276	620	1,896	2	2007
Apopka, FL
SUNTRUST BANK I FL	1,252	1,285	584	-	1,285	584	1,869	2	2007
Bayonet Point, FL
SUNTRUST BANK I FL	1,886	800	879	-	800	879	1,679	3	2007
West Palm Beach, FL
SUNTRUST BANK I FL	1,289	1,218	601	-	1,218	601	1,819	2	2007
Daytona Beach, FL
SUNTRUST BANK I FL	1,145	900	534	-	900	534	1,434	2	2007
Sarasota, FL
SUNTRUST BANK I FL	911	759	425	-	759	425	1,184	1	2007
Dade City, FL
SUNTRUST BANK I FL	769	725	359	-	725	359	1,084	1	2007

Pensacola, FL
SUNTRUST BANK I FL	864	300	403	-	300	403	703	1	2007
New Smyrna Beach, FL
SUNTRUST BANK I FL	879	1,100	410	-	1,100	410	1,510	1	2007
Clearwater, FL
SUNTRUST BANK I FL	1,460	600	681	-	600	681	1,281	2	2007
Daytona Beach, FL
SUNTRUST BANK I FL	1,242	950	579	-	950	579	1,529	2	2007
Deltona, FL
SUNTRUST BANK I FL	1,821	1,900	849	-	1,900	849	2,749	3	2007
Boca Raton, FL
SUNTRUST BANK I FL	1,719	900	802	-	900	802	1,702	2	2007
Clearwater, FL
SUNTRUST BANK I FL	1,638	1,500	764	-	1,500	764	2,264	2	2007
Ocala, FL
SUNTRUST BANK I FL	1,145	1,100	534	-	1,100	534	1,634	2	2007
Palm Coast, FL
SUNTRUST BANK I FL	746	650	348	-	650	348	998	1	2007
Tampa, FL
SUNTRUST BANK I FL	1,526	1,400	712	-	1,400	712	2,112	2	2007
Fort Meade, FL
SUNTRUST BANK I FL	689	575	321	-	575	321	896	1	2007
Fruitland Park, FL
SUNTRUST BANK I FL	1,092	953	509	-	953	509	1,462	2	2007
Ocala, FL
SUNTRUST BANK I FL	1,653	950	771	-	950	771	1,721	2	2007
Ormond Beach, FL
SUNTRUST BANK I FL	729	730	340	-	730	340	1,070	1	2007
Gainesville, FL
SUNTRUST BANK I FL	785	625	366	-	625	366	991	1	2007
Lakeland, FL
SUNTRUST BANK I FL	1,374	950	641	-	950	641	1,591	2	2007
Hobe Sound, FL
SUNTRUST BANK I FL	673	600	314	-	600	314	914	1	2007
Mulberry, FL
SUNTRUST BANK I FL	1,187	1,060	553	-	1,060	553	1,613	2	2007
Indian Harbour Beach, FL
SUNTRUST BANK I FL	1,533	500	715	-	500	715	1,215	2	2007

Inverness, FL
SUNTRUST BANK I FL	3,049	2,100	1,422	-	2,100	1,422	3,522	4	2007
Lake Mary, FL
SUNTRUST BANK I FL	1,408	910	656	-	910	656	1,566	2	2007
Melbourne, FL
SUNTRUST BANK I FL	1,420	1,540	662	-	1,540	662	2,202	2	2007
St. Petersburg, FL
SUNTRUST BANK I FL	1,015	1,100	474	-	1,100	474	1,574	1	2007
Lutz, FL
SUNTRUST BANK I FL	1,803	275	841	-	275	841	1,116	3	2007
Marianna, FL
SUNTRUST BANK I FL	1,151	1,100	537	-	1,100	537	1,637	2	2007
Gainesville, FL
SUNTRUST BANK I FL	947	850	441	-	850	441	1,291	1	2007
Vero Beach, FL
SUNTRUST BANK I FL	1,655	500	772	-	500	772	1,272	2	2007
Mount Dora, FL
SUNTRUST BANK I FL	1,822	1,800	850	-	1,800	850	2,650	3	2007
Sarasota, FL
SUNTRUST BANK I FL	2,449	1,100	1,142	-	1,100	1,142	2,242	3	2007
New Smyrna Beach, FL
SUNTRUST BANK I FL	1,511	1,700	705	-	1,700	705	2,405	2	2007
Lakeland, FL
SUNTRUST BANK I FL	1,256	1,300	585	-	1,300	585	1,885	2	2007
North Palm Beach, FL
SUNTRUST BANK I FL	1,479	1,050	689	-	1,050	689	1,739	2	2007
Port St. Lucie, FL
SUNTRUST BANK I FL	2,000	1,700	933	-	1,700	933	2,633	3	2007
Clearwater, FL
SUNTRUST BANK I FL	1,329	1,200	620	-	1,200	620	1,820	2	2007
Okeechobee, FL
SUNTRUST BANK I FL	1,417	580	661	-	580	661	1,241	2	2007
Ormond Beach, FL
SUNTRUST BANK I FL	1,542	1,100	719	-	1,100	719	1,819	2	2007
Osprey, FL
SUNTRUST BANK I FL	649	601	303	-	601	303	903	1	2007
Panama City Beach, FL
SUNTRUST BANK I FL	985	975	459	-	975	459	1,434	1	2007

New Port Richey, FL
SUNTRUST BANK I FL	1,519	1,750	708	-	1,750	708	2,458	2	2007
Pembroke Pines, FL
SUNTRUST BANK I FL	2,448	2,200	1,142	-	2,200	1,142	3,342	3	2007
Orlando, FL
SUNTRUST BANK I FL	1,922	1,800	896	-	1,800	896	2,696	3	2007
Pompano Beach, FL
SUNTRUST BANK I FL	923	861	431	-	861	431	1,292	1	2007
Jacksonville, FL
SUNTRUST BANK I FL	719	600	335	-	600	335	935	1	2007
Brooksville, FL
SUNTRUST BANK I FL	2,990	2,803	1,394	-	2,803	1,394	4,197	4	2007
Miami, FL
SUNTRUST BANK I FL	1,237	490	577	-	490	577	1,067	2	2007
Rockledge, FL
SUNTRUST BANK I FL	871	812	406	-	812	406	1,218	1	2007
Tampa, FL
SUNTRUST BANK I FL	2,447	1,565	1,141	-	1,565	1,141	2,706	3	2007
Seminole, FL
SUNTRUST BANK I FL	1,542	1,023	719	-	1,023	719	1,743	2	2007
Orlando, FL
SUNTRUST BANK I FL	1,006	1,050	469	-	1,050	469	1,519	1	2007
Jacksonville, FL
SUNTRUST BANK I FL	1,230	1,476	574	-	1,476	574	2,049	2	2007
Ocala, FL
SUNTRUST BANK I FL	1,530	1,430	714	-	1,430	714	2,144	2	2007
Orlando, FL
SUNTRUST BANK I FL	333	298	155	-	298	155	453	0	2007
Brooksville, FL
SUNTRUST BANK I FL	1,632	600	761	-	600	761	1,361	2	2007
Spring Hill, FL
SUNTRUST BANK I FL	1,625	1,000	758	-	1,000	758	1,758	2	2007
St. Augustine, FL
SUNTRUST BANK I FL	1,183	900	552	-	900	552	1,452	2	2007
Port St. Lucie, FL
SUNTRUST BANK I FL	2,100	900	979	-	900	979	1,879	3	2007
Vero Beach, FL
SUNTRUST BANK I FL	1,236	1,150	576	-	1,150	576	1,726	2	2007

Gulf Breeze, FL
SUNTRUST BANK I FL	1,957	2,400	913	-	2,400	913	3,313	3	2007
Casselberry, FL
SUNTRUST BANK I FL	2,304	2,700	1,075	-	2,700	1,075	3,775	3	2007
Winter Park, FL
SUNTRUST BANK I FL	1,479	1,500	690	-	1,500	690	2,190	2	2007
Fort Pierce, FL
SUNTRUST BANK I FL	977	600	456	-	600	456	1,056	1	2007
Plant City, FL
SUNTRUST BANK I FL	1,125	1,000	525	-	1,000	525	1,525	2	2007
St. Petersburg, FL
SUNTRUST BANK I FL	1,843	650	859	-	650	859	1,509	3	2007
Ormond Beach, FL
SUNTRUST BANK I FL	1,686	1,840	786	-	1,840	786	2,626	2	2007
West St. Cloud, FL
SUNTRUST BANK I FL	1,398	1,450	652	-	1,450	652	2,102	2	2007
Tamarac, FL
SUNTRUST BANK I GA	1,054	1,050	584	-	1,050	584	1,634	2	2007
Brunswick, GA
SUNTRUST BANK I GA	1,723	2,100	955	-	2,100	955	3,055	3	2007
Kennesaw, GA
SUNTRUST BANK I GA	1,538	675	852	-	675	852	1,527	3	2007
Columbus, GA
SUNTRUST BANK I GA	1,293	925	716	-	925	716	1,641	2	2007
Austell, GA
SUNTRUST BANK I GA	6,011	7,184	3,329	-	7,184	3,329	10,513	10	2007
Atlanta, GA
SUNTRUST BANK I GA	1,365	1,375	756	-	1,375	756	2,131	2	2007
Chamblee, GA
SUNTRUST BANK I GA	1,421	525	787	-	525	787	1,312	2	2007
Conyers, GA
SUNTRUST BANK I GA	2,187	1,750	1,211	-	1,750	1,211	2,961	4	2007
Atlanta, GA
SUNTRUST BANK I GA	872	300	483	-	300	483	783	1	2007
Savannah, GA
SUNTRUST BANK I GA	2,148	1,325	1,190	-	1,325	1,190	2,515	4	2007
Dunwoody, GA
SUNTRUST BANK I GA	1,113	800	617	-	800	617	1,417	2	2007

Douglasville, GA
SUNTRUST BANK I GA	456	325	253	-	325	253	578	1	2007
Albany, GA
SUNTRUST BANK I GA	841	865	466	-	865	466	1,330	1	2007
Athens, GA
SUNTRUST BANK I GA	736	250	408	-	250	408	658	1	2007
Macon, GA
SUNTRUST BANK I GA	1,178	500	652	-	500	652	1,152	2	2007
Atlanta, GA
SUNTRUST BANK I GA	2,113	1,275	1,171	-	1,275	1,171	2,446	4	2007
Duluth, GA
SUNTRUST BANK I GA	1,020	360	565	-	360	565	925	2	2007
Thomson, GA
SUNTRUST BANK I GA	1,109	90	614	-	90	614	704	2	2007
Madison, GA
SUNTRUST BANK I GA	1,217	325	674	-	325	674	999	2	2007
Savannah, GA
SUNTRUST BANK I GA	2,023	2,025	1,120	-	2,025	1,120	3,145	3	2007
Marietta, GA
SUNTRUST BANK I GA	1,790	1,200	992	-	1,200	992	2,192	3	2007
Marietta, GA
SUNTRUST BANK I GA	2,060	1,000	1,141	-	1,000	1,141	2,141	3	2007
Cartersville, GA
SUNTRUST BANK I GA	4,078	4,539	2,259	-	4,539	2,259	6,797	7	2007
Atlanta, GA
SUNTRUST BANK I GA	840	300	465	-	300	465	765	1	2007
Lithonia, GA
SUNTRUST BANK I GA	1,866	1,500	1,034	-	1,500	1,034	2,534	3	2007
Peachtree City, GA
SUNTRUST BANK I GA	1,242	575	688	-	575	688	1,263	2	2007
Stone Mountain, GA
SUNTRUST BANK I GA	2,855	1,600	1,581	-	1,600	1,581	3,181	5	2007
Atlanta, GA
SUNTRUST BANK I GA	1,187	175	658	-	175	658	833	2	2007
Waycross, GA
SUNTRUST BANK I GA	626	475	347	-	475	347	822	1	2007
Union City, GA
SUNTRUST BANK I GA	833	650	462	-	650	462	1,112	1	2007

Savannah, GA
SUNTRUST BANK I GA	1,586	525	878	-	525	878	1,403	3	2007
Morrow, GA
SUNTRUST BANK I GA	715	575	396	-	575	396	971	1	2007
Norcross, GA
SUNTRUST BANK I GA	1,089	869	603	-	869	603	1,472	2	2007
Stockbridge, GA
SUNTRUST BANK I GA	811	250	449	-	250	449	699	1	2007
Stone Mountain, GA
SUNTRUST BANK I GA	701	575	388	-	575	388	963	1	2007
Sylvester, GA
SUNTRUST BANK I GA	1,922	1,100	1,065	-	1,100	1,065	2,165	3	2007
Evans, GA
SUNTRUST BANK I GA	530	200	294	-	200	294	494	1	2007
Thomson, GA
SUNTRUST BANK I MD	2,152	1,000	1,925	-	1,000	1,925	2,925	6	2007
Annapolis, MD
SUNTRUST BANK I MD	1,312	800	1,174	-	800	1,174	1,974	4	2007
Landover, MD
SUNTRUST BANK I MD	1,581	600	1,414	-	600	1,414	2,014	4	2007
Avondale, MD
SUNTRUST BANK I MD	1,634	800	1,462	-	800	1,462	2,262	4	2007
Cambridge, MD
SUNTRUST BANK I MD	1,761	800	1,575	-	800	1,575	2,375	5	2007
Cockeysville, MD
SUNTRUST BANK I MD	2,492	700	2,229	-	700	2,229	2,929	7	2007
Glen Burnie, MD
SUNTRUST BANK I MD	2,765	100	2,473	-	100	2,473	2,573	8	2007
Annapolis, MD
SUNTRUST BANK I MD	1,942	1,100	1,737	-	1,100	1,737	2,837	5	2007
Prince Frederick, MD
SUNTRUST BANK I NC	978	600	844	-	600	844	1,444	3	2007
Greensboro, NC
SUNTRUST BANK I NC	833	550	719	-	550	719	1,269	2	2007
Greensboro, NC
SUNTRUST BANK I NC	1,039	190	896	-	190	896	1,086	3	2007
Apex, NC
SUNTRUST BANK I NC	553	450	477	-	450	477	927	1	2007

Arden, NC
SUNTRUST BANK I NC	800	400	690	-	400	690	1,090	2	2007
Asheboro, NC
SUNTRUST BANK I NC	700	75	604	-	75	604	679	2	2007
Bessemer City, NC
SUNTRUST BANK I NC	515	500	444	-	500	444	944	1	2007
Durham, NC
SUNTRUST BANK I NC	813	550	701	-	550	701	1,251	2	2007
Charlotte, NC
SUNTRUST BANK I NC	1,033	200	891	-	200	891	1,091	3	2007
Charlotte, NC
SUNTRUST BANK I NC	1,060	425	915	-	425	915	1,340	3	2007
Greensboro, NC
SUNTRUST BANK I NC	593	320	512	-	320	512	832	2	2007
Creedmoor, NC
SUNTRUST BANK I NC	923	280	796	-	280	796	1,076	2	2007
Durham, NC
SUNTRUST BANK I NC	952	400	821	-	400	821	1,221	3	2007
Dunn, NC
SUNTRUST BANK I NC	451	550	389	-	550	389	939	1	2007
Harrisburg, NC
SUNTRUST BANK I NC	1,077	450	929	-	450	929	1,379	3	2007
Hendersonville, NC
SUNTRUST BANK I NC	821	230	708	-	230	708	938	2	2007
Cary, NC
SUNTRUST BANK I NC	1,199	300	1,034	-	300	1,034	1,334	3	2007
Mebane, NC
SUNTRUST BANK I NC	2,760	175	2,380	-	175	2,380	2,555	7	2007
Lenoir, NC
SUNTRUST BANK I NC	867	130	747	-	130	747	877	2	2007
Roxboro, NC
SUNTRUST BANK I NC	715	300	617	-	300	617	917	2	2007
Winston-Salem, NC
SUNTRUST BANK I NC	1,350	280	1,164	-	280	1,164	1,444	4	2007
Oxford, NC
SUNTRUST BANK I NC	472	25	408	-	25	408	433	1	2007
Pittsboro, NC
SUNTRUST BANK I NC	1,230	500	1,061	-	500	1,061	1,561	3	2007

Charlotte, NC
SUNTRUST BANK I NC	650	500	561	-	500	561	1,061	2	2007
Greensboro, NC
SUNTRUST BANK I NC	475	350	410	-	350	410	760	1	2007
Stanley, NC
SUNTRUST BANK I NC	442	275	382	-	275	382	657	1	2007
Salisbury, NC
SUNTRUST BANK I NC	553	250	477	-	250	477	727	1	2007
Stokesdale, NC
SUNTRUST BANK I NC	517	600	446	-	600	446	1,046	1	2007
Sylva, NC
SUNTRUST BANK I NC	275	150	237	-	150	237	387	1	2007
Lexington, NC
SUNTRUST BANK I NC	781	140	674	-	140	674	814	2	2007
Walnut Cove, NC
SUNTRUST BANK I NC	733	200	632	-	200	632	832	2	2007
Waynesville, NC
SUNTRUST BANK I NC	878	550	757	-	550	757	1,307	2	2007
Concord, NC
SUNTRUST BANK I NC	1,091	250	941	-	250	941	1,191	3	2007
Yadkinville, NC
SUNTRUST BANK I NC	412	275	356	-	275	356	631	1	2007
Rural Hall, NC
SUNTRUST BANK I NC	555	450	479	-	450	479	929	1	2007
Summerfield, NC
SUNTRUST BANK I SC	1,302	260	1,255	-	260	1,255	1,515	4	2007
Greenville, SC
SUNTRUST BANK I SC	938	36	904	-	36	904	940	3	2007
Fountain Inn, SC
SUNTRUST BANK I SC	787	80	758	-	80	758	838	2	2007
Liberty, SC
SUNTRUST BANK I SC	911	350	878	-	350	878	1,228	3	2007
Mauldin, SC
SUNTRUST BANK I SC	847	160	816	-	160	816	976	2	2007
Greenville, SC
SUNTRUST BANK I SC	641	360	618	-	360	618	978	2	2007
Greenville, SC
SUNTRUST BANK I SC	1,237	800	1,192	-	800	1,192	1,992	4	2007

Greenville, SC
SUNTRUST BANK I TN	533	240	319	-	240	319	559	1	2007
Kingsport, TN
SUNTRUST BANK I TN	391	370	234	-	370	234	604	1	2007
Morristown, TN
SUNTRUST BANK I TN	1,732	1,110	1,036	-	1,110	1,036	2,146	3	2007
Brentwood, TN
SUNTRUST BANK I TN	1,558	1,100	932	-	1,100	932	2,032	3	2007
Brentwood, TN
SUNTRUST BANK I TN	1,719	1,450	1,028	-	1,450	1,028	2,478	3	2007
Nashville, TN
SUNTRUST BANK I TN	585	675	350	-	675	350	1,025	1	2007
Nashville, TN
SUNTRUST BANK I TN	669	250	400	-	250	400	650	1	2007
East Ridge, TN
SUNTRUST BANK I TN	1,458	735	872	-	735	872	1,607	3	2007
Nashville, TN
SUNTRUST BANK I TN	683	370	409	-	370	409	779	1	2007
Chattanooga, TN
SUNTRUST BANK I TN	1,416	675	848	-	675	848	1,523	3	2007
Lebanon, TN
SUNTRUST BANK I TN	1,053	425	630	-	425	630	1,055	2	2007
Chattanooga, TN
SUNTRUST BANK I TN	821	185	491	-	185	491	676	2	2007
Chattanooga, TN
SUNTRUST BANK I TN	641	410	383	-	410	383	793	1	2007
Loudon, TN
SUNTRUST BANK I TN	1,122	1,400	671	-	1,400	671	2,071	2	2007
Nashville, TN
SUNTRUST BANK I TN	658	150	394	-	150	394	544	1	2007
Soddy Daisy, TN
SUNTRUST BANK I TN	1,212	660	725	-	660	725	1,385	2	2007
Oak Ridge, TN
SUNTRUST BANK I TN	1,077	335	645	-	335	645	980	2	2007
Savannah, TN
SUNTRUST BANK I TN	627	550	375	-	550	375	925	1	2007
Signal Mountain, TN
SUNTRUST BANK I TN	991	870	593	-	870	593	1,463	2	2007

Smyrna, TN
SUNTRUST BANK I TN	887	1,000	530	-	1,000	530	1,530	2	2007
Murfreesboro, TN
SUNTRUST BANK I TN	444	391	265	-	391	265	657	1	2007
Murfreesboro, TN
SUNTRUST BANK I TN	281	180	168	-	180	168	348	1	2007
Johnson City, TN
SUNTRUST BANK I TN	464	453	278	-	453	278	731	1	2007
Chattanooga, TN
SUNTRUST BANK I TN	759	620	454	-	620	454	1,074	1	2007
Nashville, TN
SUNTRUST BANK I VA	362	30	260	-	30	260	290	1	2007
Accomack, VA
SUNTRUST BANK I VA	424	300	306	-	300	306	606	1	2007
Richmond, VA
SUNTRUST BANK I VA	2,287	1,000	1,647	-	1,000	1,647	2,647	5	2007
Fairfax, VA
SUNTRUST BANK I VA	1,406	1,000	1,012	-	1,000	1,012	2,012	3	2007
Fredericksburg, VA
SUNTRUST BANK I VA	406	500	292	-	500	292	792	1	2007
Richmond, VA
SUNTRUST BANK I VA	533	140	384	-	140	384	524	1	2007
Collinsville, VA
SUNTRUST BANK I VA	480	150	346	-	150	346	496	1	2007
Doswell, VA
SUNTRUST BANK I VA	1,372	380	988	-	380	988	1,368	3	2007
Lynchburg, VA
SUNTRUST BANK I VA	2,058	2,200	1,482	-	2,200	1,482	3,682	5	2007
Stafford, VA
SUNTRUST BANK I VA	1,586	760	1,142	-	760	1,142	1,902	3	2007
Gloucester, VA
SUNTRUST BANK I VA	1,008	450	726	-	450	726	1,176	2	2007
Chesapeake, VA
SUNTRUST BANK I VA	317	310	228	-	310	228	538	1	2007
Lexington, VA
SUNTRUST BANK I VA	257	90	185	-	90	185	275	1	2007
Radford, VA
SUNTRUST BANK I VA	760	530	547	-	530	547	1,077	2	2007

Williamsburg, VA
SUNTRUST BANK I VA	665	860	479	-	860	479	1,339	1	2007
Salem, VA
SUNTRUST BANK I VA	1,885	1,170	1,357	-	1,170	1,357	2,527	4	2007
Roanoke, VA
SUNTRUST BANK I VA	880	150	634	-	150	634	784	2	2007
New Market, VA
SUNTRUST BANK I VA	1,387	200	999	-	200	999	1,199	3	2007
Onancock, VA
SUNTRUST BANK I VA	244	120	176	-	120	176	296	1	2007
Painter, VA
SUNTRUST BANK I VA	1,286	260	926	-	260	926	1,186	3	2007
Stuart, VA
SUNTRUST BANK I VA	692	450	498	-	450	498	948	2	2007
Roanoke, VA
SUNTRUST BANK I VA	337	399	243	-	399	243	642	1	2007
Vinton, VA
SUNTRUST II FLORIDA	1,537	1,533	893	-	1,533	893	2,427	-	2007
Miami, FL
SUNTRUST II FLORIDA	1,396	1,392	811	-	1,392	811	2,204	-	2007
Destin, FL
SUNTRUST II FLORIDA	1,466	1,463	852	-	1,463	852	2,315	-	2007
Dunedin, FL
SUNTRUST II FLORIDA	1,085	1,082	630	-	1,082	630	1,713	-	2007
Palm Harbor FL
SUNTRUST II FLORIDA	1,679	1,675	976	-	1,675	976	2,651	-	2007
Tallahassee, FL
SUNTRUST II FLORIDA	1,224	1,221	711	-	1,221	711	1,933	-	2007
Orlando, FL
SUNTRUST II FLORIDA	1,432	1,429	832	-	1,429	832	2,262	-	2007
Orlando, FL
SUNTRUST II FLORIDA	1,130	1,127	656	-	1,127	656	1,784	-	2007
Melbourne, FL
SUNTRUST II FLORIDA	1,322	1,319	768	-	1,319	768	2,087	-	2007
Coral Springs, FL
SUNTRUST II FLORIDA	1,040	1,038	604	-	1,038	604	1,642	-	2007
Lakeland, FL
SUNTRUST II FLORIDA	1,224	1,221	711	-	1,221	711	1,933	-	2007

Palm Coast, FL
SUNTRUST II FLORIDA	1,531	1,527	890	-	1,527	890	2,417	-	2007
Plant City, FL
SUNTRUST II FLORIDA	1,391	1,388	808	-	1,388	808	2,196	-	2007
Orlando, FL
SUNTRUST II FLORIDA	1,028	1,026	598	-	1,026	598	1,623	-	2007
South Daytona, FL
SUNTRUST II FLORIDA	1,199	1,196	697	-	1,196	697	1,893	-	2007
Fort Lauderdale, FL
SUNTRUST II FLORIDA	984	982	572	-	982	572	1,554	-	2007
Pensacola, FL
SUNTRUST II FLORIDA	1,243	1,240	722	-	1,240	722	1,963	-	2007
West Palm Beach, FL
SUNTRUST II FLORIDA	817	815	475	-	815	475	1,290	-	2007
Lake Wells, FL
SUNTRUST II FLORIDA	340	339	198	-	339	198	537	-	2007
Dunnellon, FL
SUNTRUST II FLORIDA	1,182	1,180	687	-	1,180	687	1,867	-	2007
Kissimmee, FL
SUNTRUST II FLORIDA	1,133	1,131	659	-	1,131	659	1,789	-	2007
Port Orange, FL
SUNTRUST II FLORIDA	1,121	1,119	652	-	1,119	652	1,770	-	2007
North Port, FL
SUNTRUST II FLORIDA	1,098	1,095	638	-	1,095	638	1,733	-	2007
Hudson, FL
SUNTRUST II FLORIDA	1,032	1,030	600	-	1,030	600	1,630	-	2007
Port Orange, FL
SUNTRUST II GEORGIA	1,160	1,064	772	-	1,064	772	1,836	-	2007
Atlanta, GA
SUNTRUST II GEORGIA	1,022	938	680	-	938	680	1,618	-	2007
Bowden, GA
SUNTRUST II GEORGIA	500	459	333	-	459	333	791	-	2007
Cedartown, GA
SUNTRUST II GEORGIA	1,276	1,171	849	-	1,171	849	2,020	-	2007
St. Simons Island, GA
SUNTRUST II GEORGIA	1,968	1,806	1,310	-	1,806	1,310	3,116	-	2007
Dunwoody, GA
SUNTRUST II GEORGIA	1,589	1,458	1,057	-	1,458	1,057	2,515	-	2007

Atlanta, GA
SUNTRUST II GEORGIA	1,147	1,052	763	-	1,052	763	1,816	-	2007
Jessup, GA
SUNTRUST II GEORGIA	180	165	120	-	165	120	285	-	2007
Brunswick, GA
SUNTRUST II GEORGIA	1,439	1,320	958	-	1,320	958	2,278	-	2007
Roswell, GA
SUNTRUST II GEORGIA	1,579	1,449	1,051	-	1,449	1,051	2,500	-	2007
Norcross, GA
SUNTRUST II GEORGIA	689	632	459	-	632	459	1,091	-	2007
Augusta, GA
SUNTRUST II MARYLAND	2,924	1,747	2,890	-	1,747	2,890	4,637	-	2007
Annapolis, MD
SUNTRUST II MARYLAND	1,207	721	1,193	-	721	1,193	1,914	-	2007
Frederick, MD
SUNTRUST II MARYLAND	2,123	1,269	2,099	-	1,269	2,099	3,368	-	2007
Waldorf, MD
SUNTRUST II MARYLAND	1,610	962	1,591	-	962	1,591	2,553	-	2007
Ellicott City, MD
SUNTRUST II NORTH CAROLINA	940	453	1,038	-	453	1,038	1,491	-	2007
Belmont, NC
SUNTRUST II NORTH CAROLINA	625	301	690	-	301	690	991	-	2007
Carrboro, NC
SUNTRUST II NORTH CAROLINA	1,246	601	1,375	-	601	1,375	1,976	-	2007
Monroe, NC
SUNTRUST II NORTH CAROLINA	780	376	861	-	376	861	1,237	-	2007
Lexington, NC
SUNTRUST II NORTH CAROLINA	605	292	668	-	292	668	960	-	2007
Burlington, NC
SUNTRUST II NORTH CAROLINA	2,395	1,155	2,645	-	1,155	2,645	3,800	-	2007
Mocksville, NC
SUNTRUST II NORTH CAROLINA	1,299	627	1,434	-	627	1,434	2,061	-	2007
Durham, NC
SUNTRUST II NORTH CAROLINA	550	265	607	-	265	607	872	-	2007
Oakboro, NC
SUNTRUST II NORTH CAROLINA	862	416	951	-	416	951	1,367	-	2007
Concord, NC
SUNTRUST II NORTH CAROLINA	800	386	883	-	386	883	1,269	-	2007

Raleigh, NC
SUNTRUST II NORTH CAROLINA	700	338	773	-	338	773	1,110	-	2007
Greensboro, NC
SUNTRUST II NORTH CAROLINA	220	106	243	-	106	243	349	-	2007
Pittsboro, NC
SUNTRUST II NORTH CAROLINA	348	168	385	-	168	385	553	-	2007
Yadkinville, NC
SUNTRUST II NORTH CAROLINA	700	338	773	-	338	773	1,110	-	2007
Matthews, NC
SUNTRUST II NORTH CAROLINA	468	226	517	-	226	517	742	-	2007
Burlington, NC
SUNTRUST II NORTH CAROLINA	379	183	419	-	183	419	602	-	2007
Zebulon, NC
SUNTRUST II SOUTH CAROLINA	642	220	798	-	220	798	1,018	-	2007
Belton, SC
SUNTRUST II SOUTH CAROLINA	1,000	343	1,243	-	343	1,243	1,586	-	2007
Anderson, SC
SUNTRUST II SOUTH CAROLINA	910	312	1,132	-	312	1,132	1,444	-	2007
Travelers Rest, SC
SUNTRUST II TENNESSEE	1,764	1,190	1,619	-	1,190	1,619	2,809	-	2007
Nashville, TN
SUNTRUST II TENNESSEE	232	156	213	-	156	213	369	-	2007
Lavergne, TN
SUNTRUST II TENNESSEE	750	506	689	-	506	689	1,195	-	2007
Nashville, TN
SUNTRUST II TENNESSEE	533	360	489	-	360	489	849	-	2007
Nashville, TN
SUNTRUST II TENNESSEE	922	622	847	-	622	847	1,469	-	2007
Chattanooga, TN
SUNTRUST II TENNESSEE	870	587	798	-	587	798	1,385	-	2007
Madison, TN
SUNTRUST II VIRGINIA	1,371	759	1,423	-	759	1,423	2,182	-	2007
Richmond, VA
SUNTRUST II VIRGINIA	425	235	441	-	235	441	676	-	2007
Richmond, VA
SUNTRUST II VIRGINIA	667	369	692	-	369	692	1,061	-	2007
Norfolk, VA
SUNTRUST II VIRGINIA	437	242	454	-	242	454	695	-	2007

Lynchburg, VA
SUNTRUST II VIRGINIA	367	203	382	-	203	382	585	-	2007
Cheriton, VA
SUNTRUST II VIRGINIA	1,107	613	1,149	-	613	1,149	1,762	-	2007
Rocky Mount, VA
SUNTRUST II VIRGINIA	251	139	260	-	139	260	399	-	2007
Petersburg, VA
THE CENTER AT HUGH HOWELL	7,722	2,250	11,091	-	2,250	11,091	13,341	304	2007
Tucker, GA
THE HIGHLANDS	9,745	5,500	9,589	-	5,500	9,589	15,089	251	2007
Flower Mound, TX
THE MARKET AT HILLIARD	11,220	4,450	13,308	811	4,450	14,119	18,569	713	2006
Hilliard, OH
TOMBALL TOWN CENTER	-	1,950	14,233	856	1,950	15,089	17,039	1,010	2005
Tomball, TX
TRIANGLE CENTER	23,600	12,770	24,556	(31)	12,770	24,525	37,295	1,672	2005
Longview, WA
WALGREENS - SPRINGFIELD	-	855	2,530	-	855	2,530	3,385	185	2005
Springfield, MO
WASHINGTON PARK PLAZA	30,600	6,500	33,912	-	6,500	33,912	40,412	494	2007
Homewood, IL
WEST END SQUARE	-	675	2,784	13	675	2,797	3,472	185	2005
Houston, TX
WICKES - LAKE ZURICH	5,767	1,700	7,931	-	1,700	7,931	9,631	121	2007
Lake Zurich, IL
WILLIS TOWN CENTER	-	1,550	1,820	6	1,550	1,826	3,376	124	2005
Willis, TX
WINCHESTER TOWN CENTER	-	495	3,966	-	495	3,966	4,461	289	2005
Houston, TX
WINDERMERE VILLAGE	-	1,220	6,331	615	1,220	6,946	8,166	483	2005
Houston, TX
WOODFOREST SQUARE	-	300	2,136	666	300	2,803	3,103	192	2005
Houston, TX
Office
11500 MARKET STREET	-	140	346	-	140	346	486	27	2005
Jacinto City, TX
6234 RICHMOND AVENUE	-	500	970	901	500	1,871	2,371	105	2005
Houston, TX

AT&T - ST LOUIS	112,695	8,000	170,169	12	8,000	170,181	178,181	5,956	2006
St Louis, MO
AT&T CLEVELAND	29,242	870	40,033	-	870	40,033	40,903	1,067	2007
Cleveland, OH
BRIDGESIDE POINT OFFICE BLDG	17,325	1,525	28,609	-	1,525	28,609	30,134	2,086	2005
Pittsburg, PA
COMMONS DRIVE	3,663	1,600	5,746	1	1,600	5,747	7,347	246	2006
Aurora, IL
DENVER HIGHLANDS	10,500	1,700	11,839	-	1,700	11,839	13,539	398	2007
Highlands Ranch, CO
DULLES EXECUTIVE PLAZA	68,750	15,500	96,083	539	15,500	96,622	112,122	4,792	2006
Herndon, VA
HOUSTON LAKES	8,988	3,000	12,950	16	3,000	12,966	15,966	475	2006
Houston, TX
IDS CENTER	159,187	24,900	202,016	1,173	24,900	203,189	228,089	9,596	2006
Minneapolis, MN
KINROSS LAKES	10,563	825	14,639	-	825	14,639	15,464	512	2007
Richfield, OH
LAKE VIEW TECHNOLOGY CENTER	14,470	884	22,072	-	884	22,072	22,956	1,609	2005
Suffolk, VA
REGIONAL ROAD	8,679	950	10,501	-	950	10,501	11,451	449	2006
Greensboro, NC
SANTEE - CIVIC CENTER	12,023	-	17,838	18	-	17,856	17,856	677	2006
Santee, CA
SBC CENTER	200,472	35,800	287,424	87	35,800	287,511	323,311	21,795	2005
Hoffman Estates, IL
SUNTRUST OFFICE I FL	5,951	5,700	2,417	-	5,700	2,417	8,117	7	2007
Bal Harbour, FL
SUNTRUST OFFICE I FL	895	315	363	-	315	363	678	1	2007
Bushnell, FL
SUNTRUST OFFICE I FL	1,631	1,260	662	-	1,260	662	1,922	2	2007
Melbourne, FL
SUNTRUST OFFICE I GA	748	275	675	-	275	675	950	2	2007
Douglas, GA
SUNTRUST OFFICE I MD	4,147	650	4,617	-	650	4,617	5,267	14	2007
Bethesda, MD
SUNTRUST OFFICE I NC	1,486	400	1,471	-	400	1,471	1,871	4	2007
Winston-Salem, NC

SUNTRUST OFFICE I NC	1,718	500	1,700	-	500	1,700	2,200	5	2007
Raleigh, NC
SUNTRUST OFFICE I VA	5,987	1,360	6,272	-	1,360	6,272	7,632	4	2007
Richmond, VA
SUNTRUST II OFFICE GEORGIA	4,402	2,625	4,355	-	2,625	4,355	6,980	-	2007
Atlanta, GA
WASHINGTON MUTUAL - ARLINGTON	20,115	4,870	30,915	3	4,870	30,918	35,788	1,322	2006
Arlington, TX
WORLDGATE PLAZA	59,950	14,000	79,048	-	14,000	79,048	93,048	1,613	2007
Herndon, VA
Apartment
ENCINO CANYON APARTMENTS	12,000	1,700	16,443	-	1,700	16,443	18,143	212	2007
San Antonio, TX
FIELDS APARTMENT HOMES	18,700	1,850	29,783	-	1,850	29,783	31,633	917	2007
Bloomington, IN
IA COMMUNITIES BALANCE	-	4,250	27,478	-	4,250	27,478	31,728	271	2007
Birmingham, AL
LANDINGS AT CLEARLAKE	-	3,770	27,843	-	3,770	27,843	31,613	795	2007
Webster, TX
SEVEN PALMS APARTMENTS	18,750	3,550	24,348	-	3,550	24,348	27,898	312	2007
Webster, TX
SOUTHGATE APARTMENTS	10,725	1,730	16,356	-	1,730	16,356	18,086	1,127	2006
Louisville, KY
VILLAGES AT KITTY HAWK	11,550	2,070	17,397	-	2,070	17,397	19,467	395	2007
Universal City, TX
WATERFORD PLACE AT SHADOW CREE	16,500	2,980	24,573	-	2,980	24,573	27,553	763	2007
Pearland, TX
Industrial
11500 MELROSE AVE -294 TOLLWAY	4,561	2,500	5,071	-	2,500	5,071	7,571	77	2007
Franklin Park, IL
1800 BRUNING	10,156	10,000	7,971	32	10,000	8,002	18,002	317	2006
Itasca, IL
500 HARTLAND	5,860	1,200	7,459	-	1,200	7,459	8,659	319	2006
Hartland, WI
55th STREET	7,351	1,600	11,115	-	1,600	11,115	12,715	475	2006
Kenosha, WI
AIRPORT DISTRIB CENTER #10	2,042	600	2,861	-	600	2,861	3,461	75	2007

Memphis, TN
AIRPORT DISTRIB CENTER #11	1,539	400	2,120	-	400	2,120	2,520	56	2007
Memphis, TN
AIRPORT DISTRIB CENTER #15	1,203	200	1,651	-	200	1,651	1,851	45	2007
Memphis, TN
AIRPORT DISTRIB CENTER #16	2,714	600	3,750	-	600	3,750	4,350	99	2007
Memphis, TN
AIRPORT DISTRIB CENTER #18	1,007	200	1,317	-	200	1,317	1,517	36	2007
Memphis, TN
AIRPORT DISTRIB CENTER #19	2,546	600	3,866	-	600	3,866	4,466	101	2007
Memphis, TN
AIRPORT DISTRIB CENTER #2	1,734	400	2,282	-	400	2,282	2,682	60	2007
Memphis, TN
AIRPORT DISTRIB CENTER #4	1,287	300	1,662	-	300	1,662	1,962	44	2007
Memphis, TN
AIRPORT DISTRIB CENTER #7	699	200	832	-	200	832	1,032	23	2007
Memphis, TN
AIRPORT DISTRIB CENTER #8	448	100	630	-	100	630	730	17	2007
Memphis, TN
AIRPORT DISTRIB CENTER #9	811	200	948	-	200	948	1,148	26	2007
Memphis, TN
ANHEUSER BUSCH (PERSIS)	-	2,200	13,598	-	2,200	13,598	15,798	159	2007
Devens, MA
ATLAS - BELVIDERE	-	1,600	15,521	-	1,600	15,521	17,121	136	2007
Belvidere, IL
ATLAS - CARTERSVILLE	-	900	13,112	-	900	13,112	14,012	115	2007
Cartersville, GA
ATLAS - DOUGLAS	-	75	6,681	-	75	6,681	6,756	58	2007
Douglas, GA
ATLAS - GAFFNEY	-	950	5,114	-	950	5,114	6,064	45	2007
Gaffney, SC
ATLAS - GAINESVILLE	-	550	12,783	-	550	12,783	13,333	112	2007
Gainesville, GA
ATLAS - PENDERGRASS	-	1,250	24,259	-	1,250	24,259	25,509	212	2007
Pendergrass, GA
ATLAS - PIEDMONT	-	400	23,113	-	400	23,113	23,513	202	2007
Piedmont, SC
ATLAS - ST PAUL	-	3,890	10,093	-	3,890	10,093	13,983	88	2007

St. Paul, MN
ATLAS-BROOKLYN PARK	-	2,640	8,934	-	2,640	8,934	11,574	78	2007
Brooklyn Park, MN
ATLAS-NEW ULM	-	900	9,359	-	900	9,359	10,259	82	2007
New Ulm, MN
ATLAS-ZUMBROA	-	1,300	16,437	-	1,300	16,437	17,737	144	2007
Zumbrota, MN
BAYMEADOW - GLEN BURNIE	13,824	1,225	23,407	24	1,225	23,431	24,656	888	2006
Glen Burnie, MD
C&S - ABERDEEN	22,720	4,650	33,276	13	4,650	33,289	37,939	1,165	2006
Aberdeen, MD
C&S - NORTH HATFIELD	20,280	4,800	30,103	14	4,800	30,117	34,917	1,054	2006
Hatfield, MA
C&S - SOUTH HATFIELD	10,000	2,500	15,251	11	2,500	15,262	17,762	534	2006
Hatfield, MA
C&S - WESTFIELD	29,500	3,850	45,906	13	3,850	45,919	49,769	1,607	2006
Westfield, MA
CLARION	3,172	87	4,790	63	87	4,853	4,940	183	2006
Clarion, IA
COLOMA	10,017	410	17,110	-	410	17,110	17,520	199	2007
Coloma, MI
DEER PARK SEACO	2,965	240	5,271	-	240	5,271	5,511	225	2006
Deer Park, TX
DELP DISTRIBUTION CENTER #2	1,623	280	2,282	-	280	2,282	2,562	81	2007
Memphis, TN
DELP DISTRIBUTION CENTER #5	1,623	390	2,050	-	390	2,050	2,440	54	2007
Memphis, TN
DELP DISTRIBUTION CENTER #8	1,399	760	1,388	-	760	1,388	2,148	38	2007
Memphis, TN
DORAL - WAUKESHA	1,364	240	2,013	-	240	2,013	2,253	86	2006
Waukesha, WI
FAULKNER ROAD	25,636	950	42,334	-	950	42,334	43,284	1,552	2007
North Little Rock, AR
INDUSTRIAL DRIVE	3,709	200	6,812	-	200	6,812	7,012	278	2006
Horican, WI
KINSTON	8,930	460	14,837	-	460	14,837	15,297	303	2007
Kinston, NC
KIRK ROAD	7,863	2,200	11,413	42	2,200	11,455	13,655	489	2006

St. Charles, IL
LIBERTYVILLE ASSOCIATES	14,807	3,600	20,563	-	3,600	20,563	24,163	660	2007
Libertyville, IL
McKESSON DISTRIBUTION CENTER	5,760	345	8,952	-	345	8,952	9,297	711	2005
Conroe, TX
MOUNT ZION ROAD	25,850	2,570	41,667	-	2,570	41,667	44,237	1,337	2007
Lebanon, IN
OTTAWA	1,856	200	2,905	-	200	2,905	3,105	106	2007
Ottawa, IL
SCHNEIDER ELECTRIC	11,000	2,150	14,720	-	2,150	14,720	16,870	429	2007
Loves Park, IL
SOUTHWIDE INDUSTRIAL CENTER #5	392	122	425	-	122	425	547	12	2007
Memphis, TN
SOUTHWIDE INDUSTRIAL CENTER #6	1,007	248	1,361	-	248	1,361	1,609	37	2007
Memphis, TN
SOUTHWIDE INDUSTRIAL CENTER #7	2,014	483	2,792	-	483	2,792	3,275	77	2007
Memphis, TN
SOUTHWIDE INDUSTRIAL CENTER #8	196	42	286	-	42	286	328	8	2007
Memphis, TN
STONE FORT DISTRIB CENTER #1	6,770	1,910	9,264	-	1,910	9,264	11,174	254	2007
Chattanooga, TN
STONE FORT DISTRIB CENTER #4	1,399	490	1,782	-	490	1,782	2,272	49	2007
Chattanooga, TN
THERMO PROCESS SYSTEMS	8,201	1,202	11,995	-	1,202	11,995	13,197	843	2006
Sugar Land, TX
TRI-STATE HOLDINGS I	4,895	4,700	3,973	-	4,700	3,973	8,673	133	2007
Wood Dale, IL
TRI-STATE HOLDINGS II	6,687	1,630	11,252	-	1,630	11,252	12,882	361	2007
Houston, TX
TRI-STATE HOLDINGS III	4,549	650	8,083	-	650	8,083	8,733	259	2007
Mosinee, WI
UNION VENTURE	37,445	4,600	54,292	-	4,600	54,292	58,892	317	2007
West Chester, OH
UPS E-LOGISTICS (PERSIS)	-	950	18,453	-	950	18,453	19,403	215	2007
Elizabethtown, KY
WESTPORT - MECHANICSBURG	4,029	1,300	6,185	-	1,300	6,185	7,485	253	2006
Mechanicsburg, PA
Hotel

COMFORT INN - RIVERVIEW	-	2,220	7,421	83	2,220	7,505	9,725	150	2007
Charleston, SC
COMFORT INN - UNIVERSITY	-	2,137	6,652	85	2,137	6,738	8,875	140	2007
Durham, NC
COMFORT INN - CROSS CREEK	-	571	8,789	25	571	8,815	9,386	265	2007
Fayetteville, NC
COMFORT INN - ORLANDO	-	722	5,278	66	722	5,344	6,066	162	2007
Orlando, FL
COURTYARD BY MARRIOTT QUORUM	18,860	4,000	26,141	-	4,000	26,141	30,141	300	2007
Addison, TX
COURTYARD BY MARRIOTT	12,225	4,989	18,988	365	4,989	19,353	24,342	480	2007
Ann Arbor, MI
COURTYARD BY MARRIOTT DUNN LORING-FAIRFAX	30,810	12,100	40,242	5	12,100	40,248	52,348	552	2007
Vienna, VA
COURTYARD BY MARRIOTT - WEST LANDS END	7,550	1,500	13,416	-	1,500	13,416	14,916	172	2007
Fort Worth, TX
COURTYARD BY MARRIOTT	6,790	1,600	13,247	11	1,600	13,258	14,858	157	2007
Harlingen, TX
COURTYARD BY MARRIOTT - NORTHWEST	7,263	1,428	15,085	364	1,428	15,449	16,877	342	2007
Houston, TX
COURTYARD BY MARRIOTT - WESTCHASE	16,680	4,400	22,626	-	4,400	22,626	27,026	268	2007
Houston, TX
COURTYARD BY MARRIOTT WEST UNIVERSITY	10,980	2,200	16,408	-	2,200	16,408	18,608	203	2007
Houston, TX
COURTYARD BY MARRIOTT - COUNTRY CLUB PLAZA	10,621	3,426	16,349	37	3,426	16,385	19,811	469	2007
Kansas City, MO
COURTYARD BY MARRIOTT	10,320	3,200	19,009	-	3,200	19,009	22,209	236	2007
Lebanon, NJ
COURTYARD BY MARRIOTT	-	5,272	12,778	402	5,272	13,180	18,451	372	2007
Houston, TX
COURTYARD BY MARRIOTT - ROANOKE AIRPORT	14,651	3,311	22,242	24	3,311	22,266	25,577	464	2007
Roanoke, VA

COURTYARD BY MARRIOTT SEATTLE - FEDERAL WAY	22,830	7,700	27,167	-	7,700	27,167	34,867	308	2007
Federal Way, WA
COURTYARD BY MARRIOTT CHICAGO- ST.CHARLES	-	1,685	9,355	635	1,685	9,990	11,675	224	2007
St. Charles, IL
COURTYARD BY MARRIOTT - WILLIAM CENTER	16,030	4,000	20,942	5	4,000	20,946	24,946	233	2007
Tucson, AZ
COURTYARD BY MARRIOTT	-	2,397	18,560	147	2,397	18,708	21,105	433	2007
Wilmington, NC
COURTYARD BY MARRIOTT - RICHMOND	-	2,173	17,068	-	2,173	17,068	19,241	76	2007
Richmond, VA
FAIRFIELD INN	-	1,981	6,353	230	1,981	6,583	8,564	195	2007
Ann Arbor, MI
HAMPTON INN ATLANTA - PERIMETER CENTER	8,450	2,768	14,072	258	2,768	14,330	17,098	278	2007
Atlanta, GA
HAMPTON INN BALTIMORE-INNER HARBOR	14,000	1,700	21,067	32	1,700	21,099	22,799	432	2007
Baltimore, MD
HAMPTON INN RALEIGH-CARY	-	2,268	10,503	267	2,268	10,771	13,039	210	2007
Cary, NC
HAMPTON INN UNIVERSITY PLACE	-	3,509	11,335	184	3,509	11,519	15,028	222	2007
Charlotte, NC
HAMPTON INN SUITES DULUTH- GWINNETT	9,585	488	12,991	163	488	13,154	13,641	253	2007
Duluth, GA
HAMPTON INN	-	1,228	7,049	49	1,228	7,098	8,326	142	2007
Durham, NC
HAMPTON INN WHITE PLAINS- TARRYTOWN	15,643	3,200	26,160	146	3,200	26,306	29,506	513	2007
Elmsford, NY
HAMPTON INN	-	2,753	3,782	230	2,753	4,012	6,765	86	2007
Jacksonville, NC
HAMPTON INN CRABTREE VALLEY	-	1,168	6,415	385	1,168	6,800	7,968	146	2007
Raleigh, NC
HILTON GARDEN INN TAMPA YBOR	9,460	2,400	16,159	-	2,400	16,159	18,559	183	2007
Tampa, FL

HILTON GARDEN INN - AKRON	-	900	11,556	13	900	11,569	12,469	365	2007
Akron, OH
HILTON GARDEN INN ALBANY AIRPORT	7,776	1,645	20,263	526	1,645	20,789	22,434	416	2007
Albany, NY
HILTON GARDEN INN ATLANTA WINWARD	10,503	1,030	18,206	605	1,030	18,811	19,841	370	2007
Alpharetta, GA
HILTON GARDEN INN	19,928	2,920	27,995	701	2,920	28,696	31,616	558	2007
Evanston, IL
HILTON GARDEN INN RALEIGH - DURHAM	-	2,754	26,050	673	2,754	26,723	29,476	526	2007
Raleigh, NC
HILTON GARDEN INN	21,680	8,900	25,156	-	8,900	25,156	34,056	282	2007
Westbury, NY
HILTON GARDEN INN	-	6,354	10,328	95	6,354	10,424	16,778	345	2007
Wilmington, NC
HILTON GARDEN INN HARTFORD NORTH	10,384	5,606	13,892	463	5,606	14,355	19,961	292	2007
Windsor, CT
HILTON GARDEN INN - CHELSEY	-	15,301	40,599	2	15,301	40,601	55,902	473	2007
Chelsey, NY
HILTON - UNIVERSITY OF FLORIDA	-	-	50,407	-	-	50,407	50,407	746	2007
Gainesville, FL
HOLIDAY INN EXPRESS - CLEARWATER GATEWAY	-	2,283	6,202	1,300	2,283	7,501	9,784	179	2007
Clearwater, FL
HOLIDAY INN HARMON MEADOW SECAUCUS	-	-	23,291	64	-	23,356	23,356	502	2007
Secaucus, NJ
HOMEWOOD SUITES	10,160	2,400	18,071	-	2,400	18,071	20,471	209	2007
Albuquerque, NM
HOMEWOOD SUITES	12,930	4,300	15,629	-	4,300	15,629	19,929	178	2007
Baton Rouge, LA
HOMEWOOD SUITES	12,747	1,478	19,404	486	1,478	19,890	21,368	390	2007
Cary, NC
HOMEWOOD SUITES HOUSTON - CLEARLAKE	7,222	1,235	12,655	7	1,235	12,663	13,898	244	2007
Houston, TX
HOMEWOOD SUITES	7,950	2,403	10,441	559	2,403	11,000	13,402	223	2007

Durham, NC
HOMEWOOD SUITES	9,900	721	9,592	532	721	10,124	10,845	198	2007
Lake Mary, FL
HOMEWOOD SUITES METRO CENTER	6,330	2,684	9,740	123	2,684	9,863	12,547	198	2007
Phoenix, AZ
HOMEWOOD SUITES	-	3,203	21,300	138	3,203	21,438	24,640	593	2007
Princeton, NJ
HOMEWOOD SUITES CRABTREE VALLEY	12,869	2,194	21,292	783	2,194	22,075	24,269	436	2007
Raleigh, NC
HOMEWOOD SUITES CLEVELAND SOLON	5,490	1,900	10,757	-	1,900	10,757	12,657	129	2007
Solon, OH
HOMEWOOD SUITES COLORADO SPRINGS NORTH	7,830	2,900	14,011	-	2,900	14,011	16,911	167	2007
Colorado Springs, CO
MARRIOTT - WOODLANDS WATERWAY	75,400	7,500	112,186	-	7,500	112,186	119,686	387	2007
Woodlands, TX
QUALITY SUITES	10,350	1,331	13,709	482	1,331	14,191	15,522	294	2007
Charleston, SC
RESIDENCE INN	6,900	1,700	12,629	-	1,700	12,629	14,329	149	2007
Brownsville, TX
RESIDENCE INN SOUTH BRUNSWICK- CRANBURY	10,000	5,100	15,368	-	5,100	15,368	20,468	181	2007
Cranbury, NJ
RESIDENCE INN CYPRESS - LOS ALAMITOS	20,650	9,200	25,079	-	9,200	25,079	34,279	292	2007
Cypress, CA
RESIDENCE INN DFW AIRPORT NORTH	9,560	2,800	14,782	-	2,800	14,782	17,582	175	2007
Dallas-Fort Worth, TX
RESIDENCE INN PARK CENTRAL	8,970	2,600	17,322	-	2,600	17,322	19,922	208	2007
Dallas , TX
RESIDENCE INN SOMERSET-FRANKLIN	9,890	3,100	14,322	9	3,100	14,330	17,430	169	2007
Franklin , NJ
RESIDENCE INN	10,810	5,300	14,632	-	5,300	14,632	19,932	165	2007
Hauppauge, NY
RESIDENCE INN WESTCHASE	12,550	4,300	16,969	7	4,300	16,976	21,276	203	2007
Westchase, TX

RESIDENCE INN WEST UNIVERSITY	13,100	3,800	18,834	-	3,800	18,834	22,634	232	2007
Houston, TX
RESIDENCE INN NASHVILLE AIRPORT	12,120	3,500	14,147	-	3,500	14,147	17,647	169	2007
Nashville, TN
RESIDENCE INN	-	1,688	10,812	651	1,688	11,463	13,151	358	2007
Phoenix, AZ
RESIDENCE INN ROANOKE AIRPORT	5,593	500	9,499	-	500	9,499	9,999	136	2007
Roanoke, VA
RESIDENCE INN WILLIAMS CENTRE	12,770	3,700	17,601	-	3,700	17,601	21,301	217	2007
Tucson, AZ
SPRINGHILL SUITES	9,130	3,200	14,833	12	3,200	14,845	18,045	175	2007
Danbury, CT
TOWNEPLACE SUITES NORTHWEST	-	5,332	8,301	71	5,332	8,373	13,705	229	2007
Austin, TX
TOWNEPLACE SUITES BIRMINGHAM-HOMEWOOD	-	2,220	7,307	47	2,220	7,354	9,573	209	2007
Birmingham, AL
TOWNEPLACE SUITES NORTHWEST	-	2,065	5,223	45	2,065	5,267	7,332	155	2007
College Station, TX
TOWNEPLACE SUITES NORTHWEST - CLEARLAKES	-	2,267	9,037	57	2,267	9,094	11,362	224	2007
Houston, TX
TOWNEPLACE SUITES NORTHWEST	-	1,607	11,644	72	1,607	11,717	13,324	271	2007
Houston, TX
RALEIGH HILLSBOROUGH	-	2,605	-	-	2,605	-	2,605	-	2007
Raleigh, NC

TOTAL:	2,901,608	1,162,281	4,969,905	34,904	1,162,281	5,004,809	6,167,090	160,046

INLAND AMERICAN REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Schedule III (continued)
Real Estate and Accumulated Depreciation

December 31, 2007

Notes:

(A)

The initial cost to the Company represents the original purchase price of the property, including amounts incurred subsequent to acquisition which were contemplated at the time the property was acquired.

(B)

The aggregate cost of real estate owned at December 31, 2007 for Federal income tax purposes was approximately $6,382,000,000 (unaudited).

(C)

Cost capitalized subsequent to acquisition includes payments under master lease agreements as well as additional tangible costs associated with investment properties, including any earnout of tenant space.

(D)

Reconciliation of real estate owned:

	2007	2006	2005

Balance at December 31, 2006	$2,245,907	710,506	-
Purchases of investment properties	4,089,650	1,698,654	753,990
Payments received under master leases	(576)	(245)	(6)
Acquired in-place lease intangibles	(183,419)	(173,262)	(46,319)
Acquired above market lease intangibles	(6,686)	(8,664)	(252)
Acquired below market lease intangibles	22,214	18,918	3,093

Balance at December 31,	$6,167,090	2,245,907	710,506

(E)

Reconciliation of accumulated depreciation:

Balance at January 1,	$38,983	2,751	-
Depreciation expense	121,063	36,232	2,751

Balance at December 31,	$160,046	38,983	2,751

(F)

Depreciation is computed based upon the following estimated lives:

Buildings and improvements	5-30 years
Tenant improvements	Life of the lease
Furniture, fixtures & equipment	5-10 years

Inland American Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

December 31, 2007

(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions had occurred on December 31, 2007.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at December 31, 2007, nor does it purport to represent our future financial position.  Pro forma adjustments have been made for the properties that were purchased subsequent to December 31, 2007.  The pro forma adjustments were made for Cityville Dallas Haskell, the remaining 143 properties in the SunTrust Bank Portfolio II that was purchased on March 28, 2008 and the Company’s acquisition of RLJ Urban Lodging Master, LLC.  There are no properties that have not yet been purchased as of April 18, 2008 that the Company considers to be probable under Rules 3-14 and 3-05 of Regulation S-X.

Inland American Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

December 31, 2007

(unaudited)

(Dollar amounts in thousands, except per share amounts)

	Historical	Other Pro Forma Adjustments	RLJ Historical	RLJ Adjustments
	(A)	(B)	(L)	(M)	Pro Forma
Assets
Net investment properties (C) (N)	$6,211,262	244,328	608,128	317,085	7,380,803
Cash and cash equivalents (J) (O) (U)	409,360	567,155	22,235	(526,925)	471,825
Restricted cash	17,696	-	11,687	-	29,383
Restricted escrows	24,465	-	-	-	24,465
Investment in marketable securities	248,065	-	-	-	248,065
Investment in unconsolidated joint ventures (I)	482,876	127,679	-	-	610,555
Accounts and rents receivable, net (U)	47,527	-	4,374	(4)	51,897
Notes receivable (H)	281,221	33,833	-	-	315,054
Due from related parties	1,026	-	-	-	1,026
Acquired in-place lease intangibles and customer relationship value (net of accumulated amortization)(C) (E)	339,433	12,024	-	-	351,457
Acquired above market lease intangibles (net of accumulated amortization) (C)(E)	12,673	-	-	-	12,673
Loan fees, leasing fees and loan fee deposits (net of accumulated amortization) (K) (R)	32,941	3,311	1,506	3,219	40,977
Deferred tax asset	3,552	-	-	-	3,552
Other assets (G)	99,661	(80,523)	4,589	-	23,727

Total assets	$8,211,758	907,807	652,519	(206,625)	9,565,459
Liabilities and Stockholders’ Equity
Mortgages and notes payable (C) (P)	3,028,647	494,974	414,558	12,096	3,950,275
Accounts payable (U) (S)	52,509	-	20,996	(4,267)	69,238
Accrued offering costs	5,081	-	-	-	5,081
Accrued interest payable(V)	3,019	-	2,088	(217)	4,890
Tenant improvement payable	1,683	-	-	-	1,683
Accrued real estate taxes	24,636	-	-	-	24,636
Distributions payable	28,008	-	-	-	28,008
Security deposits	3,032	-	-	-	3,032
Prepaid rental income and recovery income and other liabilities	40,020	-	640	-	40,660

Inland American Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

December 31, 2007

 (unaudited)

(Dollar amounts in thousands, except per share amounts)

	Historical	Other Pro Forma Adjustments	RLJ Historical	RLJ Adjustments
	(A)	(B)	(L)	(M)	Pro Forma
Acquired below market lease intangibles (net of accumulated amortization) (C)(E)	40,556	-	-	-	40,556
Restricted cash liability	17,696	-	-	-	17,696
Other financings (T)	61,665	(12,441)	-	-	49,224
Due to related parties	1,690	-	-	-	1,690
Deferred income tax	1,506	-	-	-	1,506

Total liabilities	3,309,748	482,533	438,282	7,612	4,238,175

Minority interests	287,915	-	-	-	287,915

Preferred stock (O) (Q)	-	-	57	(57)	-
Common stock (D)	548	45	-	-	593
Additional paid-in capital (net of offering costs for pro forma) (D) (Q)	4,905,710	425,229	112,812	(112,812)	5,330,939
Accumulated distributions in excess of net income (F) (Q)	(227,885)	-	105,440	(105,440)	(227,885)
Accumulated other comprehensive income (Q) (S)	(64,278)	-	(4,072)	4,072	(64,278)

Total stockholders’ equity	4,614,095	425,274	214,237	(214,237)	5,039,369

Total liabilities and stockholders’ equity	$8,211,758	907,807	652,519	(206,625)	9,565,459

See accompanying notes to pro forma consolidated balance sheet.

Inland American Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Balance Sheet

December 31, 2007

(unaudited)

(Dollar amounts in thousands, except per share amounts)

(A)

The historical column represents the Company’s Consolidated Balance Sheet as of December 31, 2007 as filed with the Securities Exchange Commission on Form 10-K.

(B)

The other pro forma adjustments column include adjustments related to our acquisitions which is detailed below as follows:

	Sun Trust Portfolio II (*)	Other Acquisitions	Pro Forma Adjustments
Net investment properties	$217,928	26,400	244,328
Acquired in-placed lease intangibles and customer relationship value (net of accumulated amortization)	12,024	-	12,024
Mortgages and notes payable	137,323	357,651	494,974

    (*) Represents the remaining 143 properties that were acquired on March 28, 2008.

(C)

The pro forma adjustments reflect the acquisition of the following properties by the Company and its consolidated joint ventures. The Company is obligated under earnout agreements to pay for certain tenant space in its existing properties after the tenant moves into its space and begins paying rent. The mortgages payable represent mortgages obtained from a third party.  No pro forma adjustment has been made for prorations or other closing costs as the amounts are not significant.

	Acquisition	Mortgage
	Price	Payable
Properties
SunTrust Portfolio II (*)	$229,952	$137,323
Cityville Dallas Haskell	26,400	-
Atlas Cold Storage Portfolio (**)	-	44,486
Persis Portfolio – UPS E-Logistics	-	9,250
Persis Portfolio – Anheuser Busch	-	7,550
Atlas Cold Storage Portfolio (***)	-	50,000
The Landings at Clear Lakes	-	18,590
CFG Portfolio (****)	-	200,000
Hilton University of Florida Hotel & Conversion Center	-	27,775
Total	$256,352	$494,974

(*)

Represents the remaining 143 properties that were acquired on March 31, 2008.

(**)

Represents loans on four of the eleven properties that consist of the Atlas Cold Storage Portfolio.

(***)

Represents loans on seven of the eleven properties that consist of the Atlas Cold Storage Portfolio.

(****)

Represents loans on 158 retail banking properties that consist of the CFG Portfolio.

Allocation of net investments in properties:

Land	$146,720
Building and improvements	97,608
Acquired in-place lease intangibles and customer relationship value	12,024
Total	$256,352

Allocations are preliminary and subject to change.

(D)

Represents additional offering proceeds of $493,574 less offering costs of $68,300, are reflected as received as of April 18, 2008 based on offering proceeds actually received as of April 18, 2008.  Offering costs consist principally of registration costs, printing and selling costs, including commissions.

(E)

Acquired intangibles represent above and below market leases and the difference between the property valued with the existing in-place leases and the property valued as if vacant.  The value of the acquired intangibles will be amortized over the lease term.  Allocations are preliminary and subject to change.

Inland American Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Balance Sheet

December 31, 2007

(unaudited)

(Dollar amounts in thousands, except per share amounts)

(F)

No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised by the Company.

(G)

Change in Other assets of $80,523 represents advance purchase deposits applied to the purchase price of properties purchased as described in (C) which consist of $68,884 for RLJ prepaid acquisition costs and $11,639 for SunTrust Bank Portfolio II prepaid acquisition costs.

(H)

The pro forma adjustments to notes receivable consist of additional fundings on our existing notes in the amount of $11,230 and includes a funding on a new note to an unrelated party totaling $22,603 with an annual interest rate of 30 day LIBOR plus 1.05%.

(I)

Adjustment to Investment in unconsolidated joint ventures consists of additional fundings to the PDG/Inland Concord Venture, L.L.C., Lauth Investment Properties, LLC joint venture, the Cobalt Industrial REIT II joint venture, Net Lease Strategic Assets Fund L.P., and D.R. Stephens Institutional Fund, LLC joint venture, and additionally includes a funding to our new unconsolidated joint venture, Woodbridge Crossing, L.P.

(J)

Pro forma cash proceeds of $567,155 represent the aggregate cash proceeds received from the issuance of equity and mortgage financings through April 18, 2008 less the proforma net acquisition price of investments in real estate and other ventures of properties purchased as described in (C).

(K)

Change in loan fees, leasing fees and loan fee deposits (net of accumulated amortization) of $3,311 represents loan fee deposits applied to the mortgage debt financing as described in (C).

(L)

The RLJ Historical column represents the RLJ Urban Lodging Fund Combined Consolidated Balance Sheet as of December 31, 2007.  The Company purchased a subsidiary of the RLJ Urban Lodging Fund.  Substantially all of the balances and activity of the RLJ Urban Lodging Fund are those of the entity which was purchased.  All balances and activity related to the portion of the RLJ Urban Lodging Fund that is not being purchased have been eliminated in the RLJ Adjustments column, as described in Notes (N), (O), (P), (Q), (R), (S), (U) and (V).

(M)

Represents adjustments to record the merger of the RLJ Urban Lodging Fund that occurred on February 8, 2008.

(N)

The $317,085 adjustment represents the difference between the purchase of approximately $608,128 of RLJ’s real estate assets at the historical cost and the estimated fair market value of such assets and includes an acquisition fee to be capitalized. To the extent the fair value of net assets acquired is less than the purchase price, additional amounts could be allocated to identifiable intangible assets and/or goodwill and amounts are subject to change based on final valuation of the real estate acquired and purchase price allocation.

(O)

Pro forma cash adjustment of $526,925 represents $504,690 paid to RLJ in accordance with the definitive merger agreement and $22,235 in cash of the entity which was not acquired in the purchase and additional costs and prorations.

(P)

Represents net adjustments to reflect the mortgage debt that was assumed by the Company in the acquisition of RLJ of approximately $364,234 and the placement of new debt in the amount of $62,420 on these properties. RLJ debt is assumed to be at fair value for purposes of purchase price allocation.  This allocation is preliminary and subject to change based on final valuations of the assumed debt.

(Q)

Elimination of RLJ equity accounts consistent with the purchase method of accounting.

(R)

Represents the write off of RLJ’s deferred financing costs of $1,506 which are not assigned any value in the allocation of the merger acquisition cost and the capitalization of our preliminary loan fees are $4,725 which consists of mortgage broker fees of $858, legal fees of $506, title costs of $202, loan assumption fees of $2,824 and loan fees related to the placement of new debt of $335.

(S)

Represents the elimination of RLJ’s unrealized losses included in accumulated other comprehensive income related to interest rate hedges and the corresponding derivative included in accounts payable.  On February 8, 2008 in conjunction with the assumption of certain loans for RLJ, we terminated swap interest rate agreements with the lenders of those loans.

(T)

IARETI has ownership interests in LLC’s which own the eight shopping centers in the Ahold Portfolio, Stop N Shop Hyde, Parkway Centre North, Parkway Centre North Outlot Building B, The Market at Hamilton and Streets of Cranberry.  These entities are considered VIE’s and IARETI is considered the primary beneficiary, therefore, these entities are consolidated.  Since the outside ownership interests are subject to a put/call arrangement requiring settlement for a fixed amount, the LLC’s are treated as 100% owned subsidiary by IARETI with the amount due the outside owners reflected as a financing and included within other financings.  Interest expense is recorded on the liability in an amount generally equal to the preferred return due to the outside owners as provided in the LLC agreements.  On January 11, 2008, our joint venture partners

Inland American Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Balance Sheet

December 31, 2007

(unaudited)

(Dollar amounts in thousands, except per share amounts)

exercised their right to require us to purchase their respective interests in Parkway Center North.  On January 15, 2008, our joint venture partners exercised their respective rights to require us to purchase their interests in Parkway Center Outlot Building B and The Market at Hamilton, respectively.  For the year ended December 31, 2007, the pro forma other financing excluded $12,441 related to purchase of the ownership interests that were purchased in these joint ventures.

(U)

Represents elimination of entities that were not sold as part of the merger transaction but which had been included in the RLJ historical financial statements. See RLJ Urban Lodging Fund’s Combined Consolidated Financial Statements of Discontinued Business, as of December 31, 2007 and 2006.

(V)

Represents pro forma adjustment for the debt that we assumed and that we placed on February 8, 2008 in relation to the RLJ merger. Approximately $ 240,463 of the assumed debt has variable interest rates of 30 day LIBOR plus between 140 to 250 basis points. Approximately $123,771 of the assumed debt has fixed interest rates between 5.41% -6.93%. All of the new debt have variable rates of 30 day LIBOR plus between 170 to 175 basis points. The average LIBOR rate at December 31, 2007 was 5.28%.

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2007

(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations and the Company’s acquisitions of RLJ Urban Lodging Fund, Apple Hospitality Five, Inc. and Winston Hotels as though they occurred on January 1, 2007 or the date significant operations commenced. Pro Forma adjustments have been made for the 143 properties remaining in the Sun Trust Bank Portfolio II that we acquired on March 28, 2008 and the Company’s acquisition of the RLJ Urban Lodging Fund, and for properties and companies purchased during the first quarter of 2008.  No pro forma adjustments have been made for Cityville Dallas Haskell, as this was a vacant land acquisition.  There are no properties that have not yet been purchased as of April 18, 2008 that the Company considers to be probable under Rules 3-14 and 3-05 of Regulation S-X, respectively.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2007, nor does it purport to represent our future results of operations.

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2007 (unaudited)

 (Amounts in thousands, except per share amounts)

				Winston
			Winston	Hotels		Apple		RLJ
		Pro Forma	Hotels	Merger	Apple	Merger	RLJ	Merger
	Historical	Adjustments	Historical	Adjustments	Historical	Adjustments	Historical	Adjustments
	(A)	(B)	(E)	(F)	(C)	(D)	(T)	(U)	Pro Forma
Rental income (H)	$280,736	107,559	-	-	-	-	-	-	388,295
Tenant recovery income	55,192	9,370	-	-	-	-	-	-	64,562
Other property income	16,416	-	-	-	-	-	-	-	16,416
Hotel operating income (Q) (Z)	126,392	47,465	95,422	-	100,918	(11,594)	165,997	11,970	536,570

Total income	478,736	164,394	95,422	-	100,918	(11,594)	165,997	11,970	1,005,843

General and administrative expenses (Q)	19,466	-	17,026	-	1,777	(75)	1,452	(80)	39,566
Property operating expenses (K) (Z)	59,678	19,483	-	-	-	-	-	543	79,704
Hotel operating expense (Q) (S) (Z)	75,412	29,682	80,285	(20,000)	60,060	(6,825)	96,489	8,269	323,372
Real estate taxes	39,665	-	-	-	-	-	8,789	-	48,454
Depreciation and amortization (H) (I) (P) (V)	174,163	40,849	12,372	159	9,989	11,419	16,058	24,405	289,414
Business manager management fee (G)	9,000	-	-	-	-	-	-	-	9,000

Total expenses	377,384	90,014	109,683	(19,841)	71,826	4,519	122,788	33,137	789,510

Operating income (loss)	101,352	74,380	(14,261)	19,841	29,092	(16,113)	43,209	(21,167)	216,333

Loss on extinguishment of debt	-	-	(3,882)	-	-	-	-	-	(3,882)
Loss on sale of note receivable	-	-	(5,322)	-	-	-	-	-	(5,322)
Interest and dividend income (O) (W)	84,288	-	3,061	-	-	-	695	(695)	87,349
Other income	(2,145)	-	-	-	-	-	934	-	(1,211)
Interest expense (L) (M) (X) (Y)	(108,060)	(68,569)	(7,449)	-	(358)	(21,120)	(26,040)	1,936	(229,660)
Preferred share expense (R)	-	-	-	-	(31,982)	31,982	-	-	-
Equity in earnings of unconsolidated entities	4,477	-	1,384	-	-	-	-	-	5,861
Fee income from unconsolidated joint ventures	-	-	127	-	-	-	-	-	127
Impairment of investment in unconsolidated entities	(10,084)	-	-	-	-	-	-	-	(10,084)
Realized gain on securities (N)	(2,466)	-	-	(248)	-	-	-	-	(2,714)

Income (loss) before income tax and minority interest	67,362	5,811	(26,342)	19,593	(3,248)	(5,251)	18,798	(19,926)	56,797

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2007 (unaudited)

 (Amounts in thousands, except per share amounts)

				Winston
			Winston	Hotels		Apple		RLJ
		Pro Forma	Hotels	Merger	Apple	Merger	RLJ	Merger
	Historical	Adjustments	Historical	Adjustments	Historical	Adjustments	Historical	Adjustments
	(A)	(B)	(E)	(F)	(C)	(D)	(T)	(U)	Pro Forma

Income tax expense	(2,093)	-	(979)	-	-	-	-	(38)	(3,110)
Minority interest	(9,347)	(94)	1,213	-	-	-	-	-	(8,228)

Net income (loss) before gain on sale of properties (AA)	$55,922	5,717	(26,108)	19,593	(3,248)	(5,251)	18,798	(19,964)	45,459

Gain on sale of properties (AA)	-	-	-	-	-	-	115	(115)	-
Net income (loss) applicable to common shareholders	$55,922	5,717	(26,108)	19,593	(3,248)	(5,251)	18,913	(20,079)	45,459

Weighted average number of shares of common stock outstanding, basic and diluted (J)	396,752,280								595,640,659

Net income per share, basic and diluted (J)	.14								.08

See accompanying notes to pro forma consolidated statement of operations.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2007 (unaudited)

(Amounts in thousands, except per share amounts)

(A)

The historical information represents the consolidated historical statement of operations of the Company for the year ended December 31, 2007 as filed with the Securities Exchange Commission.

(B)

Total pro forma adjustments for acquisitions consummated as of April 18, 2008 are as though the properties were acquired January 1, 2007. No pro forma adjustments were made for Parkway Centre North Outlot B, Wickes Furniture, Lakewood Phase II, Spring Town Center III, Gravois Dillon Phase II, Inland American Communities, University House at UAB (14th Street)-Birmingham, Streets of Cranberry, McKinney Towne Center Outlots, Hilton Garden Inn Chelsea and Legacy Crossing as the properties were completed in 2007 and there were no significant operations prior to the Company’s acquisition.  No pro forma adjustments were made for Cityville Dallas Haskell as this was a vacant land acquisition.

Unaudited combined gross income and direct operating expenses or hotel operating revenues and expenses presented from January 1, 2007 through the date of acquisition is based on information provided by the Seller for the following properties:

Bradley Portfolio	Pavilions at Hartman Heritage	Worldgate Plaza
ProLogis Properties	Villages at Kitty Hawk	Shops at Riverstone
Shallotte Commons	Northwest Marketplace	Schneider Electric
Six Pines Portfolio	Lakeport Commons	The Market at Hamilton
The Landings at Clear Lake	Citizens Portfolio	Chesapeake Commons
Gravois Dillon I & II	Washington Park Plaza	Crossroads at Chesapeake
Fields Apartment Homes	AT&T – Cleveland	Waterford Place at Shadow
Middleburg Crossings	Lord Salisbury Center	Creek Ranch Apartments
Penn Park	Persis National Portfolio	Courtyard by Marriott-Richmond, VA
Encino Canyon Apartments Atlas Cold Storage Portfolio	Forest Plaza Seven Palms Apartments	Hilton University of Florida Hotel & Convention Center-Gainesville
SunTrust Bank Portfolio I	SunTrust Bank Portfolio II	The Woodlands Waterway Marriott Hotel & Convention Center

The pro forma adjustments are composed of the following adjustments:

	The Woodlands Waterway
	Marriott Hotel &	Sun Trust	Other	Pro Forma
	Convention Center	Portfolio I & II	Acquisitions	Adjustments
Rental income	$-	51,152	56,407	107,559
Tenant recovery income	-	-	9,370	9,370
Hotel operating income	31,636	-	15,829	47,465

Total income	31,636	51,152	81,606	164,394

Property operating expenses	1,424	2,385	15,674	19,483
Hotel operating expense	19,535	-	10,147	29,682
Depreciation and amortization	2,935	11,118	26,796	40,849

Total expenses	23,894	13,503	52,617	90,014

Operating income	7,742	37,649	28,989	74,380

Interest expense	(4,364)	(25,440)	(38,765)	(68,569)

Income (loss) before income tax and minority interest	3,378	12,209	(9,776)	5,811

Minority interest	-	-	(94)	(94)

Net income (loss) applicable to common shareholders	$3,378	12,209	(9,780)	5,717

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2007 (unaudited)

(Amounts in thousands, except per share amounts)

(C)

The historical information represents the consolidated historical statement of operations of Apple Hospitality Five, Inc. for the nine months ended September 30, 2007.

(D)

Represents adjustments to record the merger of Apple Hospitality Five, Inc., which was consummated on October 5, 2007.

(E)

The historical information represents the consolidated historical statement of operations income (loss) from continuing operations of Winston Hotels for the six months ended June 30, 2007.

(F)

Represents adjustments to record the merger of Winston Hotels, which was consummated on July 1, 2007.

(G)

No pro forma adjustment has been made related to the business manager management fee as it is assumed that a greater fee would not have been paid as a result of the purchase of these additional properties.

(H)

Buildings and improvements will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for building and improvements, 15 years for site improvements and 5 years for furniture, fixtures, and equipment.  That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  Other leasing costs, tenant improvements, in-place lease intangibles and customer relationship values will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense. For the RLJ Urban Lodging Master merger, the purchase price allocation for pro forma financial statement purposes, is preliminary and may be subject to change subsequent to the completion of the merger.

(I)

To reflect depreciation expense for Winston Hotels acquisition using a 30 year life for building and a five year life for furniture, fixtures, and equipment based upon the preliminary purchase price allocation.  The adjustment is calculated as follows:

Adjusted value of real estate assets*	$692,406
Investment in joint venture (consolidated)	31,795
Less: Non-depreciable real estate assets*	(98,815)
Depreciable real estate assets	$625,386

Depreciation expense for six months	$12,531
Less: Depreciation recorded by Winston Hotels	(12,372)
Depreciation expense adjustment	$159

* Wholly owned hotels only.

(J)

The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2007 was calculated assuming all shares sold to purchase each of the properties were issued on January 1, 2007.

(K)

Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement and are included in property operating expenses.  For the year ended December 31, 2007, pro forma property operating expenses included incremental management fees of $8,023.

(L)

IARETI has ownership interests in LLC’s which own the eight shopping centers in the Ahold Portfolio, Stop N Shop Hyde, Parkway Centre North, Parkway Centre North Outlot Building B, The Market at Hamilton and Streets of Cranberry.  These entities are considered VIE’s and IARETI is considered the primary beneficiary, therefore, these entities are consolidated.  Since the outside ownership interests are subject to a put/call arrangement requiring settlement for a fixed amount, the LLC’s are treated as 100% owned subsidiary by IARETI with the amount due the outside owners reflected as a financing and

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2007 (unaudited)

(Amounts in thousands, except per share amounts)

included within other financings.  Interest expense is recorded on the liability in an amount generally equal to the preferred return due to the outside owners as provided in the LLC agreements.  For the year ended December 31, 2007, the pro forma interest expense included other financing interest expense of $53.  On January 11, 2008, our joint venture partners exercised their right to require us to purchase their respective interests in Parkway Center North. On January 15, 2008, our joint venture partners exercised their respective rights to require us to purchase their interests in Parkway Center Outlot Building B and The Market at Hamilton, respectively.  For the year ended December 31, 2007, the pro forma interest expense excluded other financing interest expense of $465 related to the purchase of the ownership interests in these joint ventures.

(M)

The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

Inland American Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2007 (unaudited)

(Amounts in thousands, except per share amounts)

	Principal	Interest	Maturity
	Balance	Rate	Date
Bradley Portfolio Pool B	80,000	5.9048%	01/01/2017
Bradley Portfolio Denver Highlands (***)	10,500	5.4800%	10/01/2025
Bradley Portfolio Pool C	38,315	6.3430%	01/01/2017
ProLogis Properties	32,450	5.5200%	06/01/2017
Shallotte Commons	6,078	5.7650%	06/01/2012
Washington Park Plaza	30,600	5.9200%	05/11/2016
Chesapeake Commons	8,900	5.3810%	06/01/2012
Crossroads at Chesapeake	11,200	5.4050%	06/01/2012
Fields Apartment Homes	18,700	5.3229%	06/01/2017
Schneider Electric	11,000	5.7610%	06/01/2012
Six Pines Portfolio	158,500	5.4100%	06/01/2017
The Market at Hamilton	7,893	5.7700%	06/01/2012
Gravois Dillon I	12,630	5.4950%	07/01/2017
Worldgate Plaza	59,950	5.5240%	07/01/2017
C&S Portfolio	82,500	5.4809%	04/01/2037
State Street Market	10,450	5.6230%	03/11/2012
Northwest Marketplace	19,965	5.5570%	07/01/2017
Pavilions at Hartman Heritage	23,450	5.5950%	07/01/2017
Waterford Place at Shadow Creek Ranch Apartments	16,500	5.5100%	07/11/2017
Penn Park (***)	31,000	6.5000%	01/02/2017
Forest Plaza (***)	2,264	5.7500%	04/01/2015
Villages of Kitty Hawk	11,550	5.6860%	09/01/2017
AT&T – Cleveland	29,242	6.1300%	08/11/2037
Lord Salisbury Center	12,600	5.4460%	09/01/2017
The Woodlands Waterway Marriott Hotel & Convention Center	75,400	6.5000%	12/01/2017
SunTrust Bank Portfolio I	281,168	5.2700%	01/01/2009
SunTrust Bank Portfolio II (*)	78,615	5.9800%	01/01/2013
Sun Trust Bank Portfolio II (**)	34,311	5.6500%	04/01/2013
Sun Trust Bank Portfolio II (**)	34,500	5.7500%	03/28/2013
Sun Trust Bank Portfolio II (**) (****)	33,062	4.8700%	03/31/2013
Sun Trust Bank Portfolio II (**) (****)	35,450	3.9000%	03/31/2010
Bradley-Union Venture (***)	38,421	6.0000%	02/01/2013
Encino Canyon Apartments	12,000	5.8700%	11/01/2017
Seven Palms Apartments	18,750	5.6200%	11/01/2017
Gainesville Hilton	27,775	6.5000%	02/01/2018
CFG Portfolio (*****)	200,000	7.0300%	01/31/2010
The Landings at Clear Lake	18,590	4.7200%	04/01/2013
Atlas Cold Storage (Four Properties) (****)	50,000	5.0600%	03/31/2013
Atlas Cold Storage (Seven Properties)	44,486	5.8700%	04/04/2013
Persis Portfolio	16,800	5.6500%	05/01/2013
__________________
(*)	The amount represents the total of two loans secured by seventy-two properties within the SunTrust Bank II portfolio purchased on December 20, 2007. Each loan is secured by thirty-six properties.
(**)	These loans are secured by the 143 properties that were purchased as part of the SunTrust Bank Portfolio II on March 28, 2008.
(***)

These loans were assumed at the time of acquisition of the properties respectively and the interest rate shown is the market rate at the date of assumption.  The Penn Park interest rate of 6.5000% is the debt fair value interest rate. The Bradley – Union Venture interest rate of 6.0000% is the debt fair value interest rate.

(****)	These three loans have swap interest rate agreements.
(*****)	This loan is at LIBOR and 175 basis points. We have used an interest rate of 7.0300% for purposes of this calculation.

(N)

Represents the elimination of realized gain on Winston Hotels common stock sold by the Company.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2007 (unaudited)
(Amounts in thousands, except per share amounts)

(O)

No pro forma adjustment has been made to interest income for the notes receivable additions.

(P)

To reflect depreciation expense for Apple acquisition using a 30 year life for building and a five year life for furniture, fixtures, and equipment based upon the preliminary purchase price allocation.  The adjustment is calculated as follows:

Adjusted value of real estate assets	$607,218
Less: Non-depreciable real estate assets	(111,800)
Depreciable real estate assets	$495,418

Depreciation expense for nine months	$21,408
Less: Depreciation recorded by Apple	(9,989)
Depreciation expense adjustment	$11,419

(Q)

Pro forma adjustments represent operations and reduction in Apple’s advisory fee for the property sold subsequent to September 30, 2007.

(R)

The adjustment of $31,982 represents the elimination of Apple’s Series B preferred share expense.  The Series B preferred shareholders were paid off prior to the Company’s acquisition.

(S)

The adjustment of $(20,000) represents the elimination of Winston Hotel’s termination fee expense in accordance with the definitive merger agreement.

(T)

The historical information represents the combined consolidated historical statement of discontinued operations of RLJ Urban Lodging Fund, L.P. and RLJ Urban Lodging Fund (PF #1), L.P. for the year ended December 31, 2007.  The Company is purchasing a subsidiary of the RLJ Lodging Fund.  Substantially all of the balances and activity of the RLJ Lodging Fund are those of the entity which is being purchased.  All balances and activity related to the portion of the RLJ Lodging Fund that is not being purchased have been eliminated in the RLJ Merger Adjustments column.

(U)

Represents adjustments to record the merger of the RLJ Urban Lodging Fund that occurred on February 8, 2008.

(V)

To reflect depreciation expense for RLJ acquisition using a 30 year life for building and a five year life for furniture, fixtures, and equipment based upon the preliminary purchase price allocation.  The adjustment is calculated as follows:

Adjusted value of real estate assets	$925,213
Less: Non-depreciable real estate assets	(166,538)
Depreciable real estate assets	$758,675

Depreciation expense for twelve months	$40,463
Less: Depreciation recorded by RLJ	(16,058)
Depreciation expense adjustment	$24,405

The allocation of the fair market value of real estate assets between building and improvement and non-depreciable real estate, principally land, is preliminary and based upon estimates.  To the extent the fair value of net assets acquired is less than the purchase price additional amounts could be allocated to identifiable intangible assets and/or goodwill and depreciation and amortization may change.

(W)

Represents the adjustment for interest income on cash of the entity not assumed by the Company in the purchase of the RLJ Urban Lodging Fund.

Inland American Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2007 (unaudited)

(Amounts in thousands, except per share amounts)

(X)

The pro forma adjustments relating to Apple’s interest expense were based on the placement of new debt in the amount of approximately $344,850 on the hotels at an interest rate of 6.5%.

(Y)

The pro forma adjustments relating to RLJ Urban Lodging Fund’s interest expense were based on assumed debt of approximately $364,234. Approximately $240,463 of the assumed debt has variable interest rates of 30 day LIBOR plus between 140 to 250 basis points. Approximately $123,771 of the assumed debt has fixed interest rates between 5.41% -6.93%. All of the new debt has variable rates of 30 day LIBOR plus between 170 to 175 basis points. The average LIBOR rate at December 31, 2007 was 5.28%. The pro forma adjustment for interest expense for the assumed and new debt was approximately $(3,593).  An additional adjustment of $(34) represents interest expense for entities not sold as part of the RLJ merger.  We have placed approximately $62,420 of new financing on three of the hotels at an estimated interest rate of 5.84%.  To reflect amortization expense for RLJ financing using the life of the remaining term of the loans respectively based on either the assumption of loans or new placement of debt.  The remaining terms of the assumed loans range from two to seventy months.  The terms of the new debt range from twelve to twenty-four months.  The adjustment is calculated as follows:

Amortizable loan financing fees	$4,725

Amortization expense for twelve months	$2,244
Less: Amortization recorded by RLJ	(553)
Amortization expense adjustment	$1,691

The effect of a 1/8% increase in interest rates would result in a $301 increase in interest expense and no impact on pro forma net income per share. The effect of a 1/8% decrease in interest rates would result in a $301 decrease in interest expense and no impact on pro forma net income per share.

(Z)

Represents pro forma adjustments for hotel operations for four hotels purchased by RLJ during June and July 2007, respectively.  The four hotels are as follows:  Hilton Garden Inn in Birmingham, Massachusetts, Hilton Garden Inn in San Antonio, Texas, Courtyard Elizabeth and Residence Inn Elizabeth in Newark, New Jersey.

(AA)

Represents elimination of entities that were not sold as part of the merger transaction, but which had been included in the RLJ Historical financial statements.  See RLJ Urban Lodging Fund’s Combined consolidated Financial Statements of Discontinued Business for the years ended December 31, 2007 and 2006.